                                                                    EXHIBIT 10.3

                            SECURED CREDIT AGREEMENT



                          Dated as of November 15, 1996


                                      among


                    THE FINANCIAL INSTITUTIONS NAMED HEREIN,
                                   as Lenders,


                           FIRST SOURCE FINANCIAL LLP,
                              as Collateral Agent,


                         UNION BANK OF CALIFORNIA, N.A.
                            as Administrative Agent,


                                       and


                              S-O OPERATING CORP.,
                                   as Borrower

                                TABLE OF CONTENTS


         SECTION 1  CERTAIN DEFINITIONS.........................................................................  1
                  1.1      Certain Definitions..................................................................  2
                  Account Debtor................................................................................  2
                  Account Receivable............................................................................  2
                  Accounts......................................................................................  2
                  Acquisition...................................................................................  2
                  Acquisition Instruments.......................................................................  2
                  Adjusted Operating Profit.....................................................................  2
                  Administrative Agent..........................................................................  2
                  Affiliate.....................................................................................  2
                  Agent and Agents..............................................................................  3
                  Agent Bank....................................................................................  3
                  Agreement.....................................................................................  3
                  Asset Purchase Agreement......................................................................  3
                  Asset Sale....................................................................................  3
                  Asset Sale Proceeds...........................................................................  3
                  Assignment and Acceptance.....................................................................  3
                  B&L...........................................................................................  3
                  Guaranty......................................................................................  4
                  Bank Agency Agreement.........................................................................  4
                  Borrower......................................................................................  4
                  Borrower Equity Interests.....................................................................  4
                  Borrower Pledge Agreement.....................................................................  4
                  Borrowing Certificate.........................................................................  4
                  Business Day..................................................................................  4
                  Cap Amount....................................................................................  4
                  Capital Expenditure Loan and Capital Expenditure Loans........................................  5
                  Capital Expenditure Loan Commitment...........................................................  5
                  Capital Expenditure Loan Commitment Reduction Amount..........................................  5
                  Capital Expenditure Loan Commitment Reduction Date............................................  5
                  Capital Expenditure Loan Termination Date.....................................................  5
                  Capital Expenditure Note......................................................................  5
                  Cash Equivalents..............................................................................  5
                  Cash Instruments..............................................................................  5
                  Chattel Paper.................................................................................  5
                  Closing Date..................................................................................  5
                  Code..........................................................................................  5
                  Collateral....................................................................................  5
                  Collateral Agent..............................................................................  6
                  Collateral Assignment of Asset Purchase Agreement.............................................  6
                  Collateral Documents..........................................................................  6

                  Collected Balances............................................................................  6
                  Commitment....................................................................................  6
                  Commitments...................................................................................  6
                  Compliance Certificate........................................................................  6
                  Contingent Obligation.........................................................................  6
                  Contractual Obligation........................................................................  7
                  Controlled Group..............................................................................  7
                  Current Assets................................................................................  7
                  Current Liabilities...........................................................................  7
                  Daily Settlement Date.........................................................................  8
                  Default Interest Period.......................................................................  8
                  Default Rate..................................................................................  8
                  Dollar(s).....................................................................................  8
                  Domestic International Sales Corporation......................................................  8
                  1818..........................................................................................  8
                  1818 Warrants.................................................................................  8
                  Eligible Assignee.............................................................................  8
                  Employee Benefit Plan.........................................................................  8
                  Employment Agreements.........................................................................  9
                  Equipment.....................................................................................  9
                  Equitable.....................................................................................  9
                  Equity Instruments............................................................................  9
                  Equity Interests..............................................................................  9
                  Equity Sale...................................................................................  9
                  Equity Sale Proceeds..........................................................................  9
                  ERISA.........................................................................................  9
                  Event of Default..............................................................................  9
                  Exeter Lenders................................................................................  9
                  Exeter Partners...............................................................................  9
                  Fee Letter Agreement..........................................................................  9
                  Financed Equipment............................................................................  9
                  Financing Statements.......................................................................... 10
                  Fiscal Quarter................................................................................ 10
                  Fiscal Year................................................................................... 10
                  Force Majeure................................................................................. 10
                  Foreign Sales Corporation..................................................................... 10
                  FSFP.......................................................................................... 10
                  Funding Date.................................................................................. 10
                  GAAP.......................................................................................... 10
                  General Intangible............................................................................ 10
                  Gross Capital Expenditures.................................................................... 10
                  Guaranty...................................................................................... 10
                  Hazardous Material............................................................................ 10
                  Indebtedness.................................................................................. 11

                  Indebtedness to be Refinanced................................................................. 11
                  Initial Equity Contribution................................................................... 11
                  Intangible Assets............................................................................. 11
                  Interest Expense.............................................................................. 11
                  Interest Period............................................................................... 11
                  Investor...................................................................................... 12
                  Issuer........................................................................................ 12
                  Key-Man Life Insurance........................................................................ 12
                  LC Exposure................................................................................... 12
                  LC Guaranty................................................................................... 12
                  LC Guaranty Request........................................................................... 12
                  LC Reimbursement Agreement.................................................................... 12
                  LC Utilization................................................................................ 12
                  Lease Obligations............................................................................. 12
                  Lenders....................................................................................... 12
                  Lender Party.................................................................................. 12
                  Letter of Credit.............................................................................. 12
                  Letter of Credit Commitment................................................................... 13
                  Liabilities................................................................................... 13
                  LIBOR Interest Payment Date................................................................... 13
                  LIBOR Interest Rate Determination Date........................................................ 13
                  LIBOR Rate.................................................................................... 13
                  LIBOR Rate Loans.............................................................................. 13
                  LIBOR Reserve Percentage...................................................................... 13
                  Lien.......................................................................................... 14
                  Loan and Loans................................................................................ 14
                  Lockbox....................................................................................... 14
                  Management Agreement.......................................................................... 14
                  Management Fees............................................................................... 14
                  Master Account................................................................................ 14
                  Material Adverse Effect....................................................................... 14
                  Material Intellectual Property Right.......................................................... 14
                  Maximum Amount of the Working Capital Commitment.............................................. 14
                  Mortgage and Mortgages........................................................................ 14
                  Multiemployer Plan............................................................................ 14
                  Net Cash Generated............................................................................ 14
                  Net Income.................................................................................... 15
                  Note and Notes................................................................................ 15
                  Notice of LIBOR Activity...................................................................... 15
                  Operating Account............................................................................. 15
                  Parent........................................................................................ 15
                  Parent Equity Interests....................................................................... 15
                  PBGC.......................................................................................... 15
                  Pension Plan.................................................................................. 15

                  Permitted LC.................................................................................. 15
                  Permitted Liens............................................................................... 15
                  Permitted Prior Liens......................................................................... 17
                  Person........................................................................................ 17
                  Pledge Agreement.............................................................................. 17
                  Prepayment Premium............................................................................ 17
                  Property...................................................................................... 17
                  Pro Rata Share................................................................................ 17
                  Reference Rate................................................................................ 17
                  Reference Rate Loans.......................................................................... 17
                  Register...................................................................................... 17
                  Registration Rights Agreement................................................................. 17
                  Reimbursement Obligations..................................................................... 18
                  Related Documents............................................................................. 18
                  Related Transactions.......................................................................... 18
                  Reportable Event.............................................................................. 18
                  Requirement of Law............................................................................ 18
                  Requisite Lenders............................................................................. 18
                  Revolving Loan and Revolving Loans............................................................ 18
                  Revolving Loan Commitment..................................................................... 18
                  Revolving Loan Commitment Reduction Amount.................................................... 18
                  Revolving Loan Commitment Reduction Date...................................................... 18
                  Revolving Loan Termination Date............................................................... 18
                  Revolving Note................................................................................ 18
                  Scheduled Reduction in the Capital Expenditure Loan Commitment................................ 18
                  Scheduled Reduction in the Revolving Loan Commitment.......................................... 19
                  Scheduled Reduction in the Term Loan Commitment............................................... 19
                  Security Agreement............................................................................ 19
                  Securities Purchase Agreement................................................................. 19
                  Seller........................................................................................ 19
                   LLC.......................................................................................... 19
                  SOMC.......................................................................................... 19
                  S-O Principals................................................................................ 19
                  S-O Warrants.................................................................................. 19
                  Stated Amount................................................................................. 19
                  Steri-Oss..................................................................................... 19
                  Stockholders Agreement........................................................................ 19
                  Subordinated Debt Warrants.................................................................... 19
                  Subordinated Indebtedness..................................................................... 19
                  Subordinated Lender........................................................................... 20
                  Subordinated Loan............................................................................. 20
                  Subordinated Loan Instruments................................................................. 20
                  Subordinated Note............................................................................. 20
                  Subordinated Note Agreement................................................................... 20

                  Subordination Agreement....................................................................... 20
                  Subsidiary.................................................................................... 20
                  Subsidiary Equity Interests................................................................... 20
                  Subsidiary Guaranties......................................................................... 20
                  Term Loan and Term Loans...................................................................... 20
                  Term Loan Commitment.......................................................................... 21
                  Term Loan Commitment Reduction Amount......................................................... 21
                  Term Loan Commitment Reduction Date........................................................... 21
                  Term Note..................................................................................... 21
                  Term Loan Termination Date.................................................................... 21
                  Total Fixed Charges........................................................................... 21
                  Total Funded Debt............................................................................. 21
                  Total WC Exposure............................................................................. 21
                  Unapplied Insurance or Condemnation Proceeds.................................................. 21
                  Uniform Commercial Code....................................................................... 22
                  Union Bank.................................................................................... 22
                  Unmatured Event of Default.................................................................... 22
                  Warrant....................................................................................... 22
                  Welfare Plan.................................................................................. 22
                  Working Capital Commitment.................................................................... 22
                  Working Capital Commitment Extension Request.................................................. 22
                  Working Capital Loan and Working Capital Loans................................................ 22
                  Working Capital Loan Termination Date......................................................... 22
                  Working Capital Note.......................................................................... 22
                  1.2      Accounting and Financial Determinations.............................................. 22
                  1.3      Cross References; Headings........................................................... 23

         SECTION 2  COMMITMENTS OF LENDERS; LOAN REQUESTS; REDUCTION OR TERMINATION OF THE COMMITMENTS;
                    PREPAYMENTS; MAKING OF PAYMENTS; SETOFF..................................................... 23
                  2.1      Commitments.......................................................................... 23
                           2.1.1.  Revolving Loan Commitment.................................................... 23
                           2.1.2.  Working Capital Commitment................................................... 23
                           2.1.3.  Letter of Credit Commitment.................................................. 24
                           2.1.4.  Term Loan Commitment......................................................... 24
                           2.1.5.  Capital Expenditure Loan Commitment.......................................... 24
                  2.2      Extension of Working Capital Loan Termination Date................................... 25
                  2.3      Loan Requests; Settlement Procedures................................................. 25
                  2.4      Certain Waivers...................................................................... 26
                  2.5      Reduction or Termination of the Revolving Loan Commitment............................ 27
                  2.6      Reduction or Termination of the Working Capital Commitment and
                           Letter of Credit Commitment.......................................................... 28
                  2.7      Reduction or Termination of the Term Loan Commitment................................. 29
                  2.8      Reduction or Termination of the Capital Expenditure Loan Commitment.................. 30

                  2.9      Mandatory Prepayments................................................................ 31
                  2.10     Voluntary Prepayments................................................................ 32
                  2.11     Prepayment Premium................................................................... 33
                  2.12     Making of Payments................................................................... 33
                  2.13     Due Date Extension................................................................... 34
                  2.14     Setoff............................................................................... 34
                  2.15     Certain Matters Relating to LC Guaranties............................................ 34
                           2.15.1.  Reimbursement Obligation.................................................... 34
                           2.15.2.  Reimbursement Obligations Absolute.......................................... 35
                           2.15.3.  Indemnification............................................................. 36

         SECTION 3  NOTES; RECORDKEEPING........................................................................ 37
                  3.1      Revolving Note....................................................................... 37
                  3.2      Working Capital Note................................................................. 37
                  3.3      Term Note............................................................................ 37
                  3.4      Capital Expenditure Loan Note........................................................ 37
                  3.5      Recordkeeping........................................................................ 37

         SECTION 4  INTEREST.................................................................................... 37
                  4.1      Interest Rates on Revolving Loans.................................................... 37
                  4.2      Interest Rates on Working Capital Loans.............................................. 38
                  4.3      Interest Rates on Term Loans......................................................... 38
                  4.4      Interest Rates on Capital Expenditure Loans.......................................... 39
                  4.5      Default Interest..................................................................... 39
                  4.6      Conversion or Continuation........................................................... 39
                  4.7      Special Provisions Governing LIBOR Rate Loans........................................ 40
                           (a)      Determination of Interest Period............................................ 40
                           (b)      Determination of Interest Rate.............................................. 41
                           (c)      Substituted Rate of Borrowing............................................... 41
                           (d)      Illegality.................................................................. 42
                           (e)      Options of Borrower......................................................... 42
                           (f)      Compensation................................................................ 42
                           (g)      Manner of Funding of LIBOR Rate Loans....................................... 43
                           (h)      LIBOR Rate Loans After Default.............................................. 43
                  4.8      Interest Payment Dates............................................................... 43
                  4.9      Setting of Rates..................................................................... 43
                  4.10     Computation of Interest.............................................................. 43

         SECTION 5  FEES........................................................................................ 44
                  5.1      Revolving Loan Non-Use Fee........................................................... 44
                  5.2      Working Capital Loan Non-Use Fee..................................................... 44
                  5.3      Capital Expenditure Loan Non-Use Fee................................................. 44
                  5.4      Closing Fee.......................................................................... 45
                  5.5      Computation of Fees.................................................................. 45




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


                   5.6     Letter of Credit Fees................................................................ 45

         SECTION 6  ACCOUNT AGREEMENTS; ACCOUNTS; LIST OF ACCOUNTS AND ACCOUNT STATEMENTS....................... 45
                  6.1      Account Agreements................................................................... 45
                  6.2      Accounts............................................................................. 46
                           (a)      Master Account and Lockbox.................................................. 46
                           (b)      Operating Account........................................................... 46
                           (c)      Other Accounts.............................................................. 46
                  6.3      List of Accounts and Account Statements.............................................. 47

         SECTION 7  PROCEEDS OF COLLATERAL; APPLICATION OF FUNDS; DEEMED LOANS.................................. 47
                  7.1      Proceeds of Collateral; Notices to Account Debtors; Lockbox.......................... 47
                  7.2      Application of Funds Available for Operating Expenses................................ 47
                  7.3      Application of Funds Available for Loan Repayments................................... 48
                  7.4      Application Upon an Event of Default................................................. 48
                  7.5      Deemed Loans......................................................................... 49

         SECTION 8  INCREASED COSTS AND OTHER SPECIAL PROVISIONS................................................ 50
                  8.1      Increased Costs...................................................................... 50
                  8.2      Funding Losses....................................................................... 50
                  8.3      Conclusiveness of Statements; Survival of Provisions................................. 50
                  8.4      Discretion of Lenders as to Manner of Funding........................................ 51

         SECTION 9  COLLATERAL SECURITY......................................................................... 51
                  9.1      Borrower............................................................................. 51
                           9.1.1.   Personal Property........................................................... 51
                           9.1.2.   Real Estate................................................................. 51
                           9.1.3.   Subsidiary Guaranties....................................................... 51
                           9.1.4.   Subsidiary Pledge Agreement................................................. 51
                  9.2      Parent............................................................................... 52
                           9.2.1.   Pledge Agreement............................................................ 52
                           9.2.2.   Guaranty.................................................................... 52
                  9.3      B&L.................................................................................. 52
                  9.4      Warrant.............................................................................. 52
                  9.5      Change of Location or Name........................................................... 52
                  9.5      Deliveries; Further Assurances....................................................... 53
                  9.6      Subsequently Acquired Property....................................................... 53
                  9.7      Asset Sales and Equity Sales......................................................... 54

         SECTION 10  REPRESENTATIONS AND WARRANTIES............................................................. 54
                  10.1     Due Organization, Authorization...................................................... 55
                  10.2     Certain Agreements................................................................... 55

                  10.3     Financial Information; Financial Condition........................................... 55
                  10.4     Litigation and Contingent Obligations................................................ 57
                  10.5     Liens................................................................................ 57
                  10.6     Absence of Default................................................................... 57
                  10.7     Employee Benefit Plans............................................................... 58
                  10.8     Investment Company Act; Public Utility Holding Company Act........................... 59
                  10.9     Regulations G, U and X............................................................... 59
                  10.10    Proceeds............................................................................. 59
                  10.11    Acquisition Instruments.............................................................. 59
                  10.12    Insurance............................................................................ 60
                  10.13    Material Disruptions................................................................. 60
                  10.14    Patents, Trademarks.................................................................. 60
                  10.15    Ownership of Properties; Property Schedule........................................... 60
                  10.16    Business Locations; Trade Names...................................................... 61
                  10.17    Accuracy of Information.............................................................. 61
                  10.18    Subsidiaries......................................................................... 61
                  10.19    Hazardous Materials.................................................................. 61
                  10.20    Agent's Fees......................................................................... 61
                  10.21    Taxes................................................................................ 61
                  10.22    Securities Laws...................................................................... 62
                  10.23    Governmental Authorizations.......................................................... 62
                  10.24    Compliance with Laws................................................................. 62
                  10.25    Employees and Labor.................................................................. 63

         SECTION 11  COVENANTS.................................................................................. 63
                  11.1     Reports, Certificates and other Information.......................................... 63
                           11.1.1.  Initial Balance Sheet....................................................... 63
                           11.1.2.  Audit Report................................................................ 63
                           11.1.3.  Quarterly Reports........................................................... 64
                           11.1.4.  Monthly Reports............................................................. 64
                           11.1.5.  Business Plan............................................................... 64
                           11.1.6.  Compliance Certificates; Management Reports................................. 65
                           11.1.7.  Auditors' Materials......................................................... 65
                           11.1.8.  Reports to SEC and to Shareholders.......................................... 65
                           11.1.9.  Notice of Default, Litigation, Intellectual Property and
                                    ERISA Matters............................................................... 65
                           11.1.10. Insurance Reports........................................................... 66
                           11.1.11. Withdrawal Liability........................................................ 66
                           11.1.12. Information Concerning Parent and its Subsidiaries.......................... 66
                           11.1.13. List of Officers and Directors.............................................. 67
                           11.1.14. Tax Returns and Receipts.................................................... 67
                           11.1.15. Other Information........................................................... 67
                  11.2     Corporate Existence; Foreign Qualification........................................... 67
                  11.3     Books, Records and Inspections....................................................... 67

                  11.4     Insurance............................................................................ 67
                  11.5     Taxes and Liabilities................................................................ 68
                  11.6     Environmental Liabilities............................................................ 68
                  11.7     Compliance with Laws................................................................. 69
                  11.8     Maintenance of Permits............................................................... 69
                  11.9     Collateral Documents................................................................. 69
                  11.10    Employee Benefit Plans............................................................... 69
                  11.11    Indebtedness......................................................................... 70
                  11.12    Liens................................................................................ 70
                  11.13    Current Ratio........................................................................ 70
                  11.14    Adjusted Operating Profit............................................................ 70
                  11.15    Net Cash Ratio....................................................................... 71
                  11.16    Leverage Ratio....................................................................... 72
                  11.17    Gross Capital Expenditures........................................................... 73
                  11.18    Leases............................................................................... 73
                  11.19    Restricted Payments to Equity Holders................................................ 73
                  11.20    Restricted Payments of Indebtedness.................................................. 74
                  11.21    Transactions with Affiliates......................................................... 75
                  11.22    Mergers, Acquisitions, Consolidations, Sales......................................... 75
                  11.23    Guaranties, Loans, Advances or Investments........................................... 75
                  11.24    Business Activities.................................................................. 76
                  11.25    Subsidiaries......................................................................... 76
                  11.26    Fiscal Year.......................................................................... 76
                  11.27    Unconditional Purchase Obligations................................................... 76
                  11.28    Regulations G, U and X............................................................... 76
                  11.29    Other Agreements..................................................................... 76
                  11.30    No Amendment of Certain Documents.................................................... 76
                  11.31    Steri-Oss Name Change................................................................ 76

         SECTION 12  CONDITIONS................................................................................. 77
                  12.1     Initial Loan......................................................................... 77
                           12.1.1.  Acquisition................................................................. 77
                           12.1.2.  No Default.................................................................. 77
                           12.1.3.  Warranties and Representations.............................................. 77
                           12.1.4.  Lender Approval of Certain Documents........................................ 77
                           12.1.5.  Litigation.................................................................. 77
                           12.1.6.  Fees........................................................................ 78
                           12.1.7.  Establishment of Accounts................................................... 78
                           12.1.8.  Indebtedness to be Refinanced............................................... 78
                           12.1.9.  Documents................................................................... 78
                                    (a)     Certain Related Documents........................................... 78
                                    (b)     Leases and Landlord Consents........................................ 78
                                    (c)     Resolutions......................................................... 79
                                    (d)     Incumbency and Signatures........................................... 79

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


                                    (e)     Articles and By-Laws................................................ 79
                                    (f)     List of Directors and Officers...................................... 79
                                    (g)     Good Standing Certificates.......................................... 79
                                    (h)     Financial Statements................................................ 79
                                    (i)     Evidence of Financial Condition..................................... 79
                                    (j)     Opinions of Counsel................................................. 80
                                    (k)     Consents............................................................ 80
                                    (l)     Insurance........................................................... 80
                                    (m)     Licenses and Permits................................................ 80
                                    (n)     Subordinated Loan Instruments....................................... 80
                                    (o)     Acquisition Instruments............................................. 80
                                    (p)     Equity Instruments.................................................. 80
                                    (q)     Employment  Agreements.............................................. 80
                                    (r)     Management Agreement................................................ 80
                                    (s)     Confirmatory Certificate............................................ 80
                                    (t)     Other............................................................... 81
                           12.1.10. Subordinated Loan Instruments............................................... 81
                           12.1.11. Initial Equity Contribution................................................. 81
                           12.2     Initial Revolving Loan and Working Capital Loan; Maximum Loan
                                    Balance at Closing.......................................................... 81
                           12.2.1.  Order of Funding............................................................ 81
                           12.2.2.  Maximum Loan Balance at Closing............................................. 81
                           12.3     All Loans; LC Guaranties.................................................... 81
                           12.3.1.  No Default; Reaffirmation of Warranties and
                                    Representations............................................................. 81
                           12.3.2.  Litigation; Adverse Changes................................................. 81
                           12.3.3.  Borrowing Certificate and Other Confirmations............................... 82
                           12.3.4.  Minimum Loan Balance........................................................ 82

         SECTION 13  EVENTS OF DEFAULT AND THEIR EFFECT......................................................... 82
                           13.1     Events of Default........................................................... 82
                           13.1.1.  Non-Payment of Loans or Reimbursement Obligations........................... 82
                           13.1.2.  Non-Payment of Fees or Other Amounts........................................ 82
                           13.1.3.  Non-Payment of Other Indebtedness........................................... 82
                           13.1.4.  Intentionally Omitted....................................................... 83
                           13.1.5.  Bankruptcy, Insolvency, etc................................................. 83
                           13.1.6.  Non-compliance with Certain Provisions...................................... 83
                           13.1.7.  Non-compliance With Other Provisions of this
                                    Agreement or the Related Documents.......................................... 83
                           13.1.8.  Indebtedness to be Refinanced............................................... 84
                           13.1.9.  Warranties and Representations.............................................. 84
                           13.1.10. Employee Benefit Plans...................................................... 84
                           13.1.11. Related Documents........................................................... 84
                           13.1.12. Collateral.................................................................. 84


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


                           13.1.13.  Change in Ownership........................................................ 84
                           13.1.14.  Subordinated Loan Instruments.............................................. 85
                           13.1.15.  Litigation................................................................. 85
                  13.2     Effect of Event of Default........................................................... 85

         SECTION 14  GENERAL.................................................................................... 85
                  14.1     Waiver; Amendments................................................................... 85
                  14.2     Confirmations........................................................................ 86
                  14.3     Notices.............................................................................. 86
                  14.4     Costs, Expenses and Taxes............................................................ 86
                  14.5     Indemnification...................................................................... 87
                  14.6     SUBMISSION TO JURISDICTION........................................................... 89
                  14.7     Governing Law........................................................................ 90
                  14.8     Entry Into Agreement................................................................. 90
                  14.9     Legal Opinions....................................................................... 90
                  14.10    JURY TRIAL........................................................................... 90
                  14.11    Successors and Assigns............................................................... 91
                  14.12    Confidentiality...................................................................... 91

         SECTION 15  ASSIGNMENT AND PARTICIPATION; AGENTS....................................................... 92
                  15.1     Assignments and Participations in Loans and Notes.................................... 92
                  15.2     Appointment of Agents................................................................ 93
                  15.3     Investigation........................................................................ 94
                  15.4     Indemnification...................................................................... 95
                  15.5     Set Off and Sharing of Payments...................................................... 95
                  15.6     Disbursement of Funds................................................................ 96

                                    SCHEDULES


SCHEDULE I     Revolving Loan Commitment Reduction Dates and Amounts (Section 2.1.1)
SCHEDULE II    Term Loan Commitment Reduction Dates and Amounts (Section 2.1.4)
SCHEDULE III   Capital Expenditure Loan Commitment Reduction Dates and Amounts (Section 2.1.5)
SCHEDULE IV    Locations of Bank Accounts (Section 6.2 and 6.3)
SCHEDULE V     Litigation (Section 10.4)
SCHEDULE VI    Insurance (Section 10.12)
SCHEDULE VII   Intellectual Property Rights (Section 10.14)
SCHEDULE VIII  Certain Property of Borrower (Section 10.15)
SCHEDULE IX    Business Locations; Trade Names; Real Estate (Section 10.16)
SCHEDULE X     Hazardous Materials (Section 10.19)
SCHEDULE XI    Business Activities (Section 11.24)
SCHEDULE XII   Indebtedness (including Indebtedness to be
               Refinanced); Liens (Sections 10.5 and 11.11);
               Contingent Obligations (Section 10.4)

                                    EXHIBITS

EXHIBIT A      LC Guaranty (Section 2.1.3)
EXHIBIT B      LC Reimbursement Agreement (Section 2.1.3)
EXHIBIT C      Working Capital Commitment Extension Request (Section 2.2)
EXHIBIT D      Notice of LIBOR Activity (Section 2.3(a))
EXHIBIT E      Revolving Note (Section 3.1)
EXHIBIT F      Working Capital Note (Section 3.2)
EXHIBIT G      Term Note (Section 3.3)
EXHIBIT H      Capital Expenditure Loan Note (Section 3.4)
EXHIBIT I      Compliance Certificate (Section 11.1.6)
EXHIBIT J      Borrowing Certificate (Section 12.3.3)
EXHIBIT K      LC Guaranty Request (Section 12.3.3)


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


                            SECURED CREDIT AGREEMENT


         THIS SECURED CREDIT AGREEMENT, dated as of November 15, 1996, is among S-O OPERATING CORP., a Delaware corporation ("Borrower"), FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership (in its individual capacity, together with its successors and assigns, "FSFP"), for itself, as a Lender, and as collateral agent for all other Lenders (this and all other capitalized terms used herein are defined in Section 1 of this Agreement), and UNION BANK OF CALIFORNIA, N.A., a national banking association (in its individual capacity, together with its successors and assigns, "Union Bank"), for itself, as a Lender, and as administrative agent for all other Lenders.


                                   BACKGROUND

         1. S-O Acquisition Corp., a Delaware corporation ("Parent"), Bausch & Lomb Incorporated, a New York corporation ("B&L"), and Steri-Oss, Inc., a California corporation ("Steri-Oss") (B&L and Steri-Oss sometimes hereinafter are referred to collectively as "Seller"), have entered into an Asset Purchase Agreement of even date herewith (the "Asset Purchase Agreement"), pursuant and subject to the terms and conditions of which Parent has agreed to acquire all or substantially all of the Property of Steri-Oss. Parent has assigned its rights and delegated its duties under the Asset Purchase Agreement to Borrower pursuant to the Assignment and Assumption dated as of October 29, 1996 between Parent and Borrower and consented to by Seller.

         2. Borrower desires that Lenders extend financing to enable Borrower to consummate the Acquisition, to repay the Indebtedness to be Refinanced, to provide funds for capital expenditures, to pay the transaction costs incurred in connection with the Related Transactions and to supply the working capital loan and other financing needs of Borrower, such financing to be comprised of the working capital loan, capital expenditure loan, reducing revolving loan, term loan and letter of credit facilities established by this Agreement, all on the terms and conditions set forth herein.

         3. As security for the loans and other financial accommodations to be made by Lenders to, or for the account of, Borrower (a) Borrower will grant to Collateral Agent a first priority lien on, and a security interest in, all of its Property, including the Subsidiary Equity Interests, (b) Parent will guaranty the payment and performance of the Liabilities and will grant to Collateral Agent a first priority lien on, and a security interest in, all of the Borrower Equity Interests, (c) each of Borrower's Subsidiaries will guaranty the payment and performance of the Liabilities and will grant to Collateral Agent a first priority lien on, and a security interest in, all of its Property and (d) B&L will guaranty the payment of the Capital Expenditure Loans.

         4. Accordingly, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto agree as follows:

         SECTION  1   CERTAIN DEFINITIONS.

         SECTION 1.1 Certain Definitions. When used herein, the following terms shall have the following meanings:

         Account Debtor shall mean any Person obligated on or under any Account Receivable, Chattel Paper or General Intangible.

         Account Receivable shall mean any "accounts," as defined in the Uniform Commercial Code, of Borrower or any of its Subsidiaries.

         Accounts - see Section 6.1.

         Acquisition shall mean the acquisition by Borrower of the Property of Steri-Oss to be acquired by Borrower pursuant to the terms and conditions of the Acquisition Instruments.

         Acquisition Instruments shall mean, collectively, the Asset Purchase Agreement and all other documents and instruments executed by Borrower or Seller in connection with the Acquisition.

         Adjusted Operating Profit shall mean, for any period, Net Income for such period before deduction of any amount which, in conformity with GAAP, would be set forth opposite the caption "income tax expense" (including deferred income taxes) (or any like caption) on a consolidated income statement of Borrower and its Subsidiaries for such period, plus (a) (without double counting) payments made pursuant to
         Section 11.19(i) during such period to the extent such payments were subtracted in determining Net Income, less (b) any amount which, in conformity with GAAP, would be set forth opposite the caption "extraordinary pre-tax gain" (or any like caption) on such an income statement, plus (c) Interest Expense to the extent deducted in determining Net Income for such period, plus (d) an amount which, in conformity with GAAP, would be set forth opposite the caption "depreciation and amortization expenses" (or any like caption) (including, without limitation, amortization of Intangible Assets) on such an income statement for such period, to the extent the same are deducted from the consolidated net revenues of Borrower and its Subsidiaries, in conformity with GAAP, in determining Net Income for such period.

         Administrative Agent shall mean Union Bank or its successor appointed pursuant to Section 15.2, as administrative agent for the benefit of Lenders.

         Affiliate of any Person shall mean (a) any director (or Person holding the equivalent position) or officer (or Person holding the equivalent position) of such Person or of any Affiliate of such Person and (b) any other Person which, directly or indirectly, controls or is controlled by or under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension Plan). Parent, Investor and Seller shall be deemed to be Affiliates of Borrower. None of Collateral

         Agent, Administrative Agent, any Lender or Subordinated Lender shall be deemed to be an Affiliate of Borrower, Parent or any of their respective Subsidiaries or other Affiliates. A Person shall be deemed to be

                      (a) "controlled by" any other Person if such other Person
                  possesses, directly or indirectly, power

                                    (i) to vote 10% or more of the securities
                           having at the time of any determination hereunder voting power for the election of directors of such Person (or Persons holding equivalent positions); or

                                    (ii) to direct or cause the direction of the
                           management and policies of such Person, whether by contract or otherwise; or

                      (b) "controlled by" or "under common control with" such
                  other Person if such other Person is a member of the immediate family of such Person or is the executor, administrator, or other personal representative of such Person.

         Agent and Agents shall mean, collectively, Collateral Agent and Administrative Agent, and individually, either such Person.

         Agent Bank shall mean any bank serving in the capacity of agent for Lenders under the Bank Agency Agreement. The initial Agent Bank shall be Union Bank.

         Agreement shall mean this Secured Credit Agreement, as the same may be amended, restated, modified or supplemented from time to time with the prior written consent of the Requisite Lenders.

         Asset Purchase Agreement - see Background.

         Asset Sale shall mean any sale, assignment, conveyance, transfer or other disposition of any Property of Borrower or any of its Subsidiaries other than (a) any sale, lease or license of inventory or Intangible Assets in the ordinary course of business, (b) any sale or trade-in of items of equipment which promptly are replaced and (c) any other sale of any Property of Borrower in an arm's length transaction for fair value provided the aggregate value of all such Property sold in any Fiscal Year does not exceed $50,000.

         Asset Sale Proceeds shall mean the aggregate cash proceeds payable to Borrower or any of its Subsidiaries in connection with any Asset Sale, after deduction of all reasonable and customary costs and expenses of such Asset Sale.

         Assignment and Acceptance - see Section 15.1.

         B&L - see Background.

         B&L Guaranty - see Section 9.3.

         Bank Agency Agreement - see Section 6.1.

         Borrower - see Preamble.

         Borrower Equity Interests shall mean all of the capital stock and options, warrants and other rights to acquire capital stock of Borrower.

         Borrower Pledge Agreement - see Section  9.1.5.

         Borrowing Certificate - see Section 12.3.3.

         Business Day shall mean (a) for all purposes other than as covered by clause (b) below, any day of the year (other than any Saturday or Sunday) on which the Federal Reserve Bank is open for business in Chicago, Illinois and Los Angeles, California and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate and/or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) and that is also a day for trading by and between banks in the London interbank market.

         Cap Amount shall mean, at any time, the sum of the reimbursement obligations of Borrower guaranteed by each LC Guaranty at the time of its issuance (such amount, with respect to any LC Guaranty, being herein called the "Relevant Cap"); it being understood that:

                  (a) the Relevant Cap with respect to any LC Guaranty may be reduced from time to time by the Stated Amount of a Permitted LC covered thereby if Lenders shall have received evidence satisfactory to the Requisite Lenders that all of the following conditions have been satisfied: (i) such Permitted LC shall have terminated or expired in accordance with its terms, (ii) such Permitted LC shall have been surrendered to the Issuer thereof and cancelled, (iii) if such Permitted LC shall have been drawn upon, the Issuer thereof shall have been fully reimbursed for such draw, and (iv) such Issuer shall have consented in writing to a reduction, equal to such Stated Amount in such Relevant Cap; and

                  (b) the Relevant Cap with respect to any LC Guaranty may be increased from time to time by the Stated Amount of a Permitted LC to be covered thereby if Lenders shall have received evidence satisfactory to the Requisite Lenders that such Permitted LC shall be issued in a manner permitted by this Agreement concurrently with such increase;

         provided, however, that in no event shall the Cap Amount exceed at any time $1,000,000; and provided, further, that for purposes of determining the Cap Amount, each LC Guaranty issued hereunder shall be included unless the applicable Issuer shall have acknowledged in writing that Lenders shall have no further obligations thereunder or Lenders shall have received other assurances from the applicable Issuer that Lenders shall have no further obligations thereunder.

         Capital Expenditure Loan and Capital Expenditure Loans - see Section 2.1.5.

         Capital Expenditure Loan Commitment - see Section 2.1.5.

         Capital Expenditure Loan Commitment Reduction Amount - see Section 2.8(a).

         Capital Expenditure Loan Commitment Reduction Date shall mean each date indicated as such in Schedule III or, if such date is not a Business Day, the next succeeding Business Day.

         Capital Expenditure Loan Termination Date shall mean November 15, 2002.

         Capital Expenditure Note - see Section 3.4.

         Cash Equivalents shall mean any or all of the following: obligations of, or guaranteed as to interest and principal by, the United States Government maturing within 90 days after the date on which such obligations are purchased; open market commercial paper of any corporation (other than Borrower or any of its Affiliates) incorporated under the laws of the United States of America or any State thereof or the District of Columbia rated "Prime-1" or its equivalent by Moody's Investors Services, Inc. or "A-1" or its equivalent by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.; or certificates of deposit maturing within 90 days after the issuance thereof issued by commercial banks organized or licensed to receive deposits under the laws of the United States of America or of any political subdivision thereof and either (a) having a combined capital and surplus in excess of $500,000,000 or (b) being one of the four domestic banks having the largest combined capital and surplus among banks having their principal offices in Chicago, Illinois.

         Cash Instruments shall mean all cash, checks, drafts and other similar writings for the payment of money, including, without limitation, all insurance and condemnation proceeds, Asset Sale Proceeds and Equity Sale Proceeds.

         Chattel Paper shall mean any of Borrower's "chattel paper," as defined in the Uniform Commercial Code.

         Closing Date shall mean the date the initial Loans are disbursed.

         Code shall mean the Internal Revenue Code of 1986, as amended.

         Collateral shall mean all property and/or rights on or in which a Lien is granted to

         Collateral Agent (or to any other agent, trustee or other party acting on behalf of Lenders), to secure the payment, performance or observance of all or any of the Liabilities, including any such Lien granted pursuant to this Agreement or any of the Collateral Documents or any other agreements, instruments or documents provided for herein or therein or delivered or to be delivered hereunder or thereunder or in connection herewith or therewith.

         Collateral Agent shall mean FSFP or its successor appointed pursuant to
         Section 15.2, as collateral agent for the benefit of Lenders.

         Collateral Assignment of Asset Purchase Agreement shall mean a collateral assignment of Parent's and Borrower's rights under the Asset Purchase Agreement acknowledged and consented to by Seller, in form and substance satisfactory to the Requisite Lenders.

         Collateral Documents shall mean, collectively, the Guaranty, the Subsidiary Guaranties, the B&L Guaranty, the Security Agreement, the Collateral Assignment of Asset Purchase Agreement, the Mortgages, the Bank Agency Agreement, the Borrower Pledge Agreement, the Pledge Agreement, the Financing Statements, the Insurance Assignment and any and all other agreements, instruments or documents provided for in
         Section 9 or otherwise pursuant to which a Lien is granted to Collateral Agent (or to any agent, trustee, or other party acting on behalf of Lenders), as security for all or any of the Liabilities, as such documents may be amended, restated, modified or supplemented from time to time.

         Collected Balances - see Section 7.2.

         Commitment shall mean, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Commitment" on the signature pages of this Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of
         Section 15.1, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 15.1

         Commitments shall mean, collectively, the Letter of Credit Commitment, the Revolving Loan Commitment, the Term Loan Commitment, the Capital Expenditure Loan Commitment and the Working Capital Commitment.

         Compliance Certificate - see Section 11.1.6.

         Contingent Obligation as to any Person shall mean the undrawn face amount of any letters of credit issued for the account of such Person and shall also mean any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends, letters of credit or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the financial condition or solvency of the primary obligor,
         (c) to purchase property, securities or services primarily for the purpose of assuring the obligee under any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the obligee under such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation or, where such Contingent Obligation is specifically limited to a portion of any such primary obligation, that portion to which it is limited or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         Contractual Obligation of any Person shall mean any provision of any security issued by such Person or of any agreement, document, instrument or undertaking to which such Person is a party or by which it or any of its Property is bound.

         Controlled Group shall mean Borrower and any corporation, partnership, trade or business that is, together with Borrower, a member of a controlled group of corporations or partnerships or a controlled group of trades or businesses under common control or treated as a single employer, or whose employees would be treated as employed by Borrower or any of its Subsidiaries, under Section 414 of the Code or Section 4001 of ERISA.

         Current Assets shall mean, at any date, the amount which, in conformity with GAAP, would be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of Borrower and its Subsidiaries at such date, less, without duplication, cash, Cash Instruments, and Cash Equivalents.

         Current Liabilities shall mean, at any date, the amount which, in conformity with GAAP, would be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of Borrower and its Subsidiaries at such date, less any portion thereof attributable to the Notes (other than the Working Capital
         Note), the Subordinated Note, leases which have been, or, in accordance with GAAP, should be, recorded as capitalized leases, or any other Indebtedness incurred hereunder.

         Current Ratio shall mean, at any date, the ratio on such date of (a) Current Assets (excluding Intangible Assets) to (b) Current Liabilities.

         Daily Settlement Date - see Section  2.3(c).

         Default Interest Period - see Section 4.5(b).

         Default Rate - see Section 4.5(a).

         Dollar(s) and the sign "$" shall mean lawful money of the United States of America.

         Domestic International Sales Corporation shall mean a "domestic international sales corporation" as defined in Section 992 of the Code.

         1818 shall mean The 1818 Fund II, L.P., a Delaware limited partnership.

         1818 Warrants shall mean the warrants, substantially in the form of Exhibit D to the Securities Purchase Agreement, issued by Parent to 1818 on the Closing Date.

         Eligible Assignee shall mean (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $200,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $200,000,000; (c) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having a combined capital and surplus of at least $200,000,000, so long as such bank is acting through a branch or agency located in the United States and demonstrates to the reasonable satisfaction of Borrower that it is not subject to withholding tax; (d) the central bank of any country that is a member of the OECD and which has a double tax treaty with the United States; (e) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus of at least $200,000,000 or a fund with total assets under its management in excess of $200,000,000; (f) any Affiliate of FSFP, (g) any Affiliate of Union Bank, and (h) any other Person (other than an Affiliate of Borrower) approved by the Requisite Lenders and Borrower, such approval not to be unreasonably withheld.

         Employee Benefit Plan shall mean any "employee benefit plan," as defined under Section 3(3) of ERISA or any other plan, policy, program, arrangement or agreement, whether or not written, with respect to current employees, former employees, independent contractors or leased employees, or the beneficiaries or dependents thereof, which is or has been maintained by Borrower or a current or past member of its Controlled Group, is adopted by Borrower or any member of its Controlled Group in compliance with Section 4.8 of the Asset Purchase Agreement or as to which Borrower or any member of its Controlled Group otherwise has or could have any liability.

         Employment Agreements shall mean those certain employment agreements each dated as of the Closing Date between Borrower and (a) Ken Darienzo, (b) Ken Krueger and (c) Martin Dymek.

         Equipment shall mean any "equipment," as defined in the Uniform Commercial Code.

         Equitable shall mean The Equitable Life Assurance Society of the United States, a New York insurance company.

         Equity Instruments shall mean the Securities Purchase Agreement, the Registration Rights Agreement, the Stockholders Agreement, the Restated Certificate of Incorporation and by-laws of Parent, the 1818 Warrants, the S-O Warrants, the Subordinated Debt Warrants and all other warrants to purchase Parent Equity Interests issued by Parent on the Closing Date.

         Equity Interests shall mean, collectively, the Subsidiary Equity Interests, the Borrower Equity Interests and the Parent Equity Interests.

         Equity Sale shall mean any issuance, sale, give away, conveyance, transfer or other disposition of any Equity Interests or any other change in the capital structure of Borrower, any of its Subsidiaries or Parent, including, without limitation, any capital contribution to Borrower, any of its Subsidiaries or Parent and any private or public offering of Equity Interests by Borrower, any of its Subsidiaries or Parent.

         Equity Sale Proceeds shall mean the aggregate cash proceeds paid to Borrower, any of its Subsidiaries or Parent in connection with any Equity Sale (other than any such proceeds used to consummate any acquisition approved in writing by the Requisite Lenders of all or substantially all of the assets or or stock of any class of, or any partnership or joint venture interest in, any Person), after deduction of all reasonable, and customary costs and expenses of such Equity Sale.

         ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

         Event of Default shall mean any of the events or conditions described in Section 13.1.

         Exeter Lenders shall mean Exeter Venture Lenders, L.P., a Delaware limited partnership.

         Exeter Partners shall mean Exeter Equity Partners, L.P., a Delaware limited partnership.

         Fee Letter Agreement - see Section 5.4.

         Financed Equipment shall mean any Equipment purchased with the proceeds of any Capital Expenditure Loan.

         Financing Statements shall mean such duly executed Uniform Commercial Code financing statements as the Requisite Lenders deem necessary to perfect and preserve Collateral Agent's Lien on the Collateral.

         Fiscal Quarter shall mean any fiscal quarter of Borrower and its Subsidiaries for financial accounting purposes.

         Fiscal Year shall mean the fiscal year of Borrower and its Subsidiaries for financial accounting purposes, which fiscal year ends on December 31.

         Force Majeure shall mean acts of God, acts of public enemies, insurrections, riots, civil disturbances, strikes, boycotts, other direct consequences of a labor dispute, other industrial disturbances, fires, explosions, floods, epidemics, quarantine restrictions, shortages of materials, equipment or transportation, freight embargoes, power or utility failures, orders or acts, or failures to act, of civil or military authority or other similar causes beyond the control of Borrower.

         Foreign Sales Corporation shall mean a "foreign sales corporation" as defined in Section 922 of the Code.

         FSFP - see Preamble.

         Funding Date shall mean, with respect to any Loan, the date of the funding of such Loan.

         GAAP shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

         General Intangible shall mean any of Borrower's "general intangibles," as defined in the Uniform Commercial Code.

         Gross Capital Expenditures shall mean, for any period, the total of all expenditures incurred by Borrower and its Subsidiaries in respect of the purchase or other acquisition of fixed or capital assets during such period other than any such expenditures made from insurance or condemnation proceeds, without any deduction for trade-ins, salvage values, resales or similar recoveries, including the amount which in accordance with GAAP is or should be initially posted to the consolidated balance sheet of Borrower and its Subsidiaries with respect to leases entered into during such period which have been, or, in accordance with GAAP, should be, recorded as capitalized leases or disclosed as such in footnotes to such consolidated balance sheet.

         Guaranty - see Section 9.2.2.

         Hazardous Material shall mean: (a) any "hazardous substance" as now defined pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C.A. Section 9601(14), as amended by the Superfund Amendments and Reauthorization Act ("SARA"), and including the judicial interpretation thereof; (b) any "pollutant or contaminant" as defined in 42 U.S.C.A. Section 9601(33); (c) any material now defined as "hazardous waste" pursuant to 40 C.F.R. Part 261; (d) any petroleum, including crude oil and any fraction thereof; (e) natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel; (f) any "hazardous chemical" as defined pursuant to 29 C.F.R. Part 1910;
         (g) any asbestos, polychlorinated biphenyl (PCB), or isomer of dioxin, or any material or thing containing or composed of such substance or substances; and (h) any other substance, regardless of physical form, that is subject to any past, present or future Federal, state, local or foreign governmental statute, requirement, rule of liability or standard of conduct relating to the protection of human health, plant life, animal life, natural resources, property or the reasonable enjoyment of life or property from the presence in the environment of any solid, liquid, gas, odor, or any form of energy, from whatever source.

         Indebtedness of a Person shall mean (a) indebtedness of such Person for borrowed money, (b) indebtedness of such Person for the deferred purchase price of services or property, excluding trade payables incurred in the ordinary course of business, (c) monetary obligations of such Person under leases which have been, or, in accordance with GAAP, should be, recorded as capitalized leases, (d) indebtedness of such Person arising under acceptance facilities and (e) indebtedness of such Person consisting of unpaid reimbursement obligations in respect of all drawings under letters of credit issued for the account of such Person (including, without limitation, with respect to each of the foregoing clauses (a) through (d), any such indebtedness or obligation which is nonrecourse to the credit of such Person but is secured by assets of such Person).

         Indebtedness to be Refinanced - see Section 12.1.8.

         Initial Equity Contribution shall mean the cash equity contribution made by Parent to Borrower on or before the Closing Date in an aggregate amount not less than $25,000,000.

         Intangible Assets shall mean, with reference to Borrower and its Subsidiaries, licenses, franchises, patents, patent applications, trademarks, trademark applications, tradenames, copyrights, copyright applications, computer software rights, goodwill and research and development expense or other like intangibles shown on the consolidated balance sheet of Borrower and its Subsidiaries.

         Interest Expense shall mean, for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption "interest expense" (or any like caption) on a consolidated income statement of Borrower and its Subsidiaries for such period.

         Interest Period shall mean with respect to any LIBOR Rate Loan, a period of one, three or six months commencing on a Business Day selected by Borrower pursuant to this Agreement. Each such Interest Period shall end on (but exclude) the date which numerically corresponds to such Business Day one, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, third or sixth succeeding month, such Interest Period shall end on the first Business Day of the month next succeeding such next, third or sixth succeeding month.

         Investor shall mean, collectively, S-O LLC, 1818, SOMC and, to the extent SOMC has the right to vote all Parent Equity Interests owned by them, Exeter Lenders and Exeter Partners.

         Issuer shall mean Union Bank or any other financial institution which Borrower, from time to time with the prior written consent of the Requisite Lenders, may select to issue Permitted LCs.

         Key-Man Life Insurance shall mean key-man life insurance, if any, maintained by Borrower from time to time with respect to its officers.

         LC Exposure shall mean, at any time, the sum of (a) the Cap Amount at such time, plus (b) the then aggregate amount of outstanding Reimbursement Obligations.

         LC Guaranty - see Section 2.1.3.

         LC Guaranty Request - see Section 12.3.3.

         LC Reimbursement Agreement - see Section 2.1.3.

         LC Utilization - see Section 5.6.

         Lease Obligations shall mean, at any date, the rental commitments of Borrower and its Subsidiaries under leases for real and/or personal property (including taxes, insurance, maintenance and similar expenses which Borrower and its Subsidiaries are obligated to pay under the terms of said leases) on such date, whether or not such obligations are reflected as liabilities or commitments on a balance sheet of Borrower or any Subsidiary in the notes thereto, excluding, however, obligations under leases which have been, or, in accordance with GAAP, should be, recorded as capitalized leases.

         Lenders shall mean, collectively, FSFP, Union Bank and all other financial institutions parties to this Agreement, together with their respective successors and permitted assigns pursuant to Section 15.1, and, individually, any of such Persons.

         Lender Party - see Section 14.5(a).

         Letter of Credit shall mean an irrevocable standby letter of credit issued by an Issuer for the account of Borrower pursuant to an LC Reimbursement Agreement.

         Letter of Credit Commitment - see Section 2.1.3.

         Liabilities shall mean all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing or arising, or due or to become due: (a) all liabilities, obligations and Indebtedness to Lenders, Collateral Agent and Administrative Agent of Borrower, any of its Subsidiaries or Parent under or in connection with this Agreement, any Note, any Letter of Credit, any LC Guaranty or any of the other Related Documents (including, without limitation, all Reimbursement Obligations), (b) all other liabilities, obligations and Indebtedness of Borrower, any of its Subsidiaries or Parent to Lenders, Collateral Agent and Administrative Agent, whether or not arising out of or in connection with this Agreement, any Note, any LC Guaranty, any Letter of Credit or any of the other Related Documents, and (c) all other liabilities, obligations and Indebtedness of Borrower, any of its Subsidiaries or Parent to Lender in connection with the Related Transactions.

         LIBOR Interest Payment Date shall mean, with respect to any LIBOR Rate Loan (a) the first Business Day of each month and (b) the last day of each Interest Period applicable thereto.

         LIBOR Interest Rate Determination Date - see Section 4.7(b).

         LIBOR Rate shall mean, for any Interest Period, an interest rate per annum obtained by dividing (a) the rate of interest published in The Wall Street Journal two (2) Business Days prior to the first day of such Interest Period under the caption "Money Rates; London Interbank Offered Rates (LIBOR)," with respect to a time period equal to such Interest Period, by (b) a percentage equal to 100% minus the LIBOR Reserve Percentage, if any, in effect on the applicable LIBOR Interest Rate Determination Date; provided, however, that if such publication is not available or such rate is not set forth therein, the LIBOR Rate shall be determined on the basis of Telerate Page 3750, and further provided, however, that if Telerate Page 3750 is not available or such rate is not set forth therein, the LIBOR Rate shall be determined on the basis of any other source reasonably acceptable to the Requisite Lenders and Borrower.

         LIBOR Rate Loans shall mean Loans which bear interest determined by reference to the LIBOR Rate.

         LIBOR Reserve Percentage shall mean, for any day, the aggregate of the rates (expressed as a decimal), of reserve requirements current on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulation promulgated by the Board of Governors of the Federal Reserve System (or any other governmental authority having jurisdiction over Lenders) as in effect from time to time dealing with reserve requirements prescribed for eurocurrency funding, including any reserve requirements with respect to "eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System.

         Lien shall mean any mortgage, lien, security title, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, deed of trust, leasehold deed of trust, deed to secure debt, chattel mortgage, assignment, pledge, retention of security title, financing or similar statement or notice or arising as a matter of law, judicial process or otherwise.

         Loan and Loans - see the last paragraph of Section 2.1.

         Lockbox - see Section 6.2(a).

         Management Agreement shall mean the Management Agreement dated as of the Closing Date between Borrower and SOMC.

         Management Fees shall mean all fees, expenses and other amounts payable by Borrower under the Management Agreement, in an aggregate amount not to exceed $250,000 in any Fiscal Year.

         Master Account - see Section 6.2(a).

         Material Adverse Effect shall mean (a) a material adverse effect on the financial condition, operations, assets, liabilities, business or prospects of Borrower, its Subsidiaries and Parent, taken as a whole on a consolidated basis or (b) a material impairment of the ability of Borrower, its Subsidiaries and Parent, taken as a whole on a consolidated basis, to perform its obligations in connection with this Agreement or any of the Related Documents to which it is a party or of Lenders, Collateral Agent or Administrative Agent to enforce or collect any of the Liabilities.

         Material Intellectual Property Right - see Section 10.14.

         Maximum Amount of the Working Capital Commitment shall mean, at any time, $5,000,000 (as reduced pursuant to this Agreement, including pursuant to Section 2.6).

         Mortgage and Mortgages - see Section 9.1.2.

         Multiemployer Plan shall mean any "multiemployer plan" within the meaning of Section 3(37) or 4001(a)(3) of ERISA to which Borrower or a current or past member of its Controlled Group is making or has made contributions to or as to which Borrower or any member of its Controlled Group otherwise has or could have any liability.

         Net Cash Generated shall mean, for any period, an amount equal to (a) Adjusted Operating Profit for such period, plus (b) to the extent deducted in determining Net Income for such period, Management Fees paid or accrued for such period, less (c) Gross Capital Expenditures incurred during such period, other than any Gross Capital Expenditures made from the proceeds of Capital Expenditure Loans.

         Net Income shall mean, for any period, an amount equal to the net income or loss of Borrower and its Subsidiaries as it would appear on a consolidated income statement of Borrower and its Subsidiaries for such period prepared in accordance with GAAP.

         Note and Notes shall mean the Revolving Note, the Term Note, the Capital Expenditure Loan Note and the Working Capital Note, or any of them.

         Notice of LIBOR Activity - see Section 2.3(a).

         Operating Account - see Section 6.2(b).

         Parent - see Background.

         Parent Equity Interests shall mean all of the capital stock and options, warrants and other rights to acquire capital stock of Parent.

         PBGC shall mean the Pension Benefit Guaranty Corporation, and any entity succeeding to any or all of its functions under ERISA.

         Pension Plan shall mean any "employee pension benefit plan," as such term is defined in Section 3(2) of ERISA (other than a Multiemployer
         Plan), which is (a) subject to title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA and (b) is or has been maintained by Borrower or a current or past member of its Controlled Group or as to which Borrower or any member of its Controlled Group otherwise has or could have any liability.

         Permitted LC shall mean a Letter of Credit issued with the Requisite Lenders' prior written consent; provided, however, that (a) each such Letter of Credit shall expire pursuant to its terms on or before the Working Capital Loan Termination Date, (b) at no time shall Total WC Exposure exceed the Working Capital Commitment in effect at such time,
         (c) Borrower's reimbursement obligations with respect to each such Letter of Credit shall be secured by an LC Guaranty and (d) Lenders and the respective Issuer shall have agreed in writing that the Relevant Cap for such LC Guaranty shall be increased by an amount equal to the Stated Amount of such Letter of Credit.

         Permitted Liens shall mean any of the following Liens:

                  (a)      Liens in favor of Collateral Agent;

                  (b) Liens in connection with the acquisition or lease of fixed assets after the date hereof and attaching only to the Property being acquired, if the Indebtedness secured thereby does not exceed $250,000 in the aggregate for Borrower at any one time outstanding;

                  (c) Liens for current taxes or other governmental charges or levies which are not delinquent or are being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP;

                  (d) mechanic's, worker's, materialmen's and other like Liens arising in the ordinary course of business in respect of obligations which are not delinquent or which are being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP;

                  (e) Liens arising in the ordinary course of business for sums being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, or for sums not due, and in any case not involving any deposits or advances for borrowed money or the deferred purchase price of Property or services;

                  (f) zoning ordinances, easements, licenses, rights-of-way, reservations, covenants, encumbrances, conditions or restrictions on the use of Property which are not violated in any material respect by existing uses or improvements, do not interfere with the use of the related Property and do not materially adversely affect the merchantability of the title to the related Property;

                  (g) Liens in respect of judgments or awards with respect to which no Event of Default would exist pursuant to
                           Section 13.1.16;

                  (h) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits;

                  (i)      Liens shown on Part 1 of Schedule XII;

                  (j) following payment under and satisfaction by B&L of the B&L Guaranty, Liens in the Financed Equipment in favor of B&L; and

                  (k)      statutory landlord's Liens.

         Permitted Prior Liens shall mean any of the following Liens:

                  (a)      the Permitted Liens described in clauses (b), (f),
                           (h), (i) and (j) of the definition of Permitted Liens, subject to the limitations, if any, set forth therein;

                  (b) the Permitted Liens described in clauses (c) and (d) of the definition of Permitted Liens that are accorded priority by law to the Liens in favor of Lender granted pursuant to the Collateral Documents; and

                  (c) prior to December 31, 1997 and for so long as Borrower occupies its leased premises in Yorba Linda, California, the Liens described in clause (k) of the definition of Permitted Liens that are accorded priority by law to the Liens in favor of Lender granted pursuant to the Collateral Documents.

         Person shall mean any natural person, corporation, firm, general or limited partnership, limited liability company or partnership, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

         Pledge Agreement - see Section 9.2.1.

         Prepayment Premium - see Section 2.11.

         Property shall mean all types of real, personal or mixed property and all types of tangible or intangible property.

         Pro Rata Share shall mean, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the amount of all of the Commitments.

         Reference Rate shall mean at any time the rate per annum then most recently announced by The First National Bank of Chicago, a national banking association, as its corporate base rate at Chicago, Illinois (or if such rate is not being quoted, the rate which is the successor to such rate, and if no successor is being quoted, the rate conceptually equivalent to such rate which the domestic commercial bank having the highest combined capital and surplus of any bank having its principal office in Chicago, Illinois is quoting).

         Reference Rate Loans shall mean Loans which bear interest determined by reference to the Reference Rate.

         Register - see Section 15.1.

         Registration Rights Agreement shall mean the Registration Rights Agreement dated November 15, 1996 among Parent, 1818, S-O LLC, SOMC, Larkspur Capital Corporation, FSFP, Union Bank, Equitable, Exeter Lenders and Exeter Partners.

         Reimbursement Obligations - see Section 2.15.1.

         Related Documents shall mean the Notes, the Subordination Agreement, the Warrant, the

         Collateral Documents and all other agreements, documents and instruments executed and delivered by Borrower, any of its Subsidiaries, Parent or Investor in connection with the Loans.

         Related Transactions shall mean all transactions contemplated by this Agreement and the Related Documents, including, without limitation, the Acquisition, the Initial Equity Contribution, the Loans, the Subordinated Loan, the repayment of the Indebtedness to be Refinanced and the granting by Borrower, its Subsidiaries and Parent to Collateral Agent of Liens on the Collateral to secure the Liabilities.

         Reportable Event shall have the meaning given to such term under
         Section 4043 of ERISA; provided such Reportable Event would give rise to any liability of Borrower in excess of $100,000.

         Requirement of Law for any Person shall mean the corporate charter and by-laws, partnership agreement or other organizational or governing documents of such Person, and any law, treaty, rule, ordinance or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

         Requisite Lenders shall mean Lenders having sixty-six and two thirds percent (66.67%) or more of the total Commitments then in effect.

         Revolving Loan and Revolving Loans - see Section 2.1.1.

         Revolving Loan Commitment - see Section 2.1.1.

         Revolving Loan Commitment Reduction Amount - see Section 2.5(a).

         Revolving Loan Commitment Reduction Date shall mean each date indicated as such in Schedule I or, if such date is not a Business Day, the next succeeding Business Day.

         Revolving Loan Termination Date - see Section 2.1.1.

         Revolving Note - see Section 3.1.

         Scheduled Reduction in the Capital Expenditure Loan Commitment for any Capital Expenditure Loan Commitment Reduction Date shall mean the amount set forth in Schedule III opposite such Capital Expenditure Loan Commitment Reduction Date.

         Scheduled Reduction in the Revolving Loan Commitment for any Revolving Loan Commitment Reduction Date shall mean the amount set forth in
         Schedule I opposite such Revolving Loan Commitment Reduction Date.

         Scheduled Reduction in the Term Loan Commitment for any Term Loan Commitment Reduction Date shall mean the amount set forth in Schedule II opposite such Term Loan Commitment Reduction Date.

         Security Agreement - see Section 9.1.1.

         Securities Purchase Agreement shall mean the Securities Purchase Agreement dated November 15, 1996 between Parent and 1818.

         Seller - see Background.

         S-O LLC shall mean S-O Acquisition LLC, a New York limited liability company managed by SOMC.

         SOMC shall mean S-O Management LLC, a New York limited liability company, whose managing members are the S-O Principals.

         S-O Principals shall mean Richard Gumer, Douglas Rogers and Henry
         Wendt.

         S-O Warrants shall mean the warrants, substantially in the form of Exhibit E to the Securities Purchase Agreement, issued by Parent to S-O LLC on the Closing Date.

         Stated Amount shall mean, with respect to any Permitted LC and as of any date of determination, the maximum amount for which a draw or a demand for payment may then be made thereunder, whether or not such maximum amount is defined therein as the "Stated Amount" thereof.

         Steri-Oss - see Background.

         Stockholders Agreement shall mean the Stockholders Agreement dated November 15, 1996 among Parent, 1818, SOMC, S-O LLC, Douglas Rogers, Richard Gumer, Henry Wendt, FSFP, Union Bank, Equitable, Exeter Lenders and Exeter Partners.

         Subordinated Debt Warrants shall mean the warrants to purchase Parent Equity Interests issued by Parent to Subordinated Lender on the Closing Date pursuant to the Subordinated Note.

         Subordinated Indebtedness shall mean all Indebtedness owed by Borrower to Subordinated Lender pursuant to the Subordinated Loan Instruments.

         Subordinated Lender shall mean, collectively, Equitable, Exeter Lenders and Exeter Partners.

         Subordinated Loan shall mean the loan in the original principal amount of $12,500,000 made by Subordinated Lender to Borrower pursuant to the Subordinated Loan Instruments.

         Subordinated Loan Instruments shall mean the Subordinated Note Agreement, Subordinated Note, the Subordinated Debt Warrants and all other documents and instruments executed by Borrower, Parent or Subordinated Lender in connection with the Subordinated Loan.

         Subordinated Note shall mean, collectively, the promissory notes issued pursuant to the Subordinated Note Agreement in the original principal amount of (a) $10,000,000 issued by Borrower to Equitable, (b) $1,250,000 issued by Borrower to Exeter Lenders and (c) $1,250,000 issued by Borrower to Exeter Partners.

         Subordinated Note Agreement shall mean, collectively, those certain Subordinated Note and Warrant Purchase Agreements, each dated as of the Closing Date among Borrower, Parent and (a) Equitable, (b) Exeter Lenders and (c) Exeter Partners.

         Subordination Agreement shall mean a subordination agreement among Lenders, Borrower and Subordinated Lender, in form and substance satisfactory to the Requisite Lenders, as amended, modified or supplemented from time to time with the prior written consent of the Requisite Lenders.

         Subsidiary of a Person shall mean any corporation, general partnership, limited partnership, limited liability company, limited liability partnership or other entity of which such Person and/or its other subsidiaries, individually or in the aggregate, own, directly or indirectly, such number of outstanding shares or other equity interests as have at the time of any determination hereunder 50% or more of the ordinary voting power for the election of directors (or their equivalent under the laws of the jurisdiction of organization of such corporation, general partnership, limited partnership, limited liability company, limited liability partnership or other entity).

         Subsidiary Equity Interests shall mean all of the capital stock and options, warrants and other rights to acquire capital stock of Borrower's Subsidiaries.

         Subsidiary Guaranties - see Section 9.1.4.

         Term Loan and Term Loans - see Section 2.1.4.

         Term Loan Commitment - see Section 2.1.4.

         Term Loan Commitment Reduction Amount - see Section 2.7(a).

         Term Loan Commitment Reduction Date shall mean each date indicated as such in Schedule II or, if such date is not a Business Day, the next succeeding Business Day.

         Term Note - see Section 3.3.

         Term Loan Termination Date - see Section 2.1.4.

         Total Fixed Charges shall mean, for any period, the sum of (a) all scheduled or accelerated payments of cash interest or principal paid or payable on account of Indebtedness of Borrower and its Subsidiaries, including any and all penalties, premiums, prepayment fees or the like thereon (including without limitation any Scheduled Reduction in the Revolving Loan Commitment, Scheduled Reduction in the Term Loan Commitment and Scheduled Reduction in the Capital Expenditure Loan Commitment, whether or not such reduction gives rise to a payment of any Loans) with respect to such period plus (b) income taxes paid or payable with respect to such period directly by Borrower or any of its Subsidiaries to any governmental authority, plus (c) amounts paid or payable by Borrower under Section 11.19(i), plus (d) Management Fees paid in cash by Borrower to the extent permitted under Section 11.21(a)(ii), plus (e) to the extent not subtracted in determining Net Income and without double counting, all amounts paid by Borrower with respect to such period to purchase, redeem or otherwise acquire any Equity Interests. Nothing contained herein shall be deemed to permit Borrower to take any action otherwise prohibited by this Agreement. For purposes of the foregoing, "scheduled payments" shall not include repayments of Loans (i) pursuant to clauses tenth and eleventh of
         Section 7.3 or (ii) following any reductions or termination of the Commitments pursuant to Section 2.5, 2.6, 2.7 or 2.8.

         Total Funded Debt at any date shall mean the sum of (a) all Indebtedness of Borrower and its Subsidiaries to Lenders solely for money borrowed, (b) $12,500,000 of the Indebtedness of Borrower and its Subsidiaries to Subordinated Lender solely for money borrowed and (c) the Stated Amount of all Permitted LCs.

         Total WC Exposure shall mean, at any time, the sum of (a) the LC Exposure, if any, at such time and (b) the then aggregate outstanding principal amount of all Working Capital Loans.

         Unapplied Insurance or Condemnation Proceeds shall mean all casualty insurance or condemnation proceeds with respect to the Property of Borrower or any of its Subsidiaries which are not intended to be applied to the repair, restoration, replacement or rebuilding of the damaged, destroyed or condemned Property pursuant to the Collateral Documents.

         Uniform Commercial Code shall mean the Uniform Commercial Code as in effect in the State of New York on the date of this Agreement.

         Union Bank - see Preamble.

         Unmatured Event of Default shall mean any event or condition which if it continues uncured will, with the lapse of time or notice or lapse of time and notice, constitute an

         Event of Default.

         Warrant - see Section 9.4.

         Welfare Plan shall mean any Employee Benefit Plan which is an "employee welfare benefit plan," as such term is defined in Section 3(1) of ERISA.

         Working Capital Commitment - see Section 2.1.2.

         Working Capital Commitment Extension Request - see Section 2.2.

         Working Capital Loan and Working Capital Loans - see Section 2.1.2, including any Reimbursement Obligations which have been converted to Working Capital Loans.

         Working Capital Loan Termination Date - see Section 2.1.2.

         Working Capital Note - see Section 3.2.

         SECTION 1.2 Accounting and Financial Determinations. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Agreement or the Related Documents, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Agreement or such Related Document, on a consolidated basis so as to include Subsidiaries of Borrower in each such calculation and in accordance with GAAP; provided, however, that if any change in generally accepted accounting principles from those applied in the preparation of the financial statements referred to in Section 10.3 hereof is occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), the initial announcement of which change is made after the Closing Date, results in a change in the method of calculation of financial covenants, standards or terms found in Sections 1 or 11 hereof, the parties hereto agree to enter into good faith negotiations in order to amend such provisions so as to reflect such changes with the desired result that the criteria for evaluating Borrower's financial condition shall be the same after such changes as if such changes had not been made; and provided, further, that until such time as the parties hereto agree upon such amendments, such financial covenants, standards and terms shall be construed and calculated as though such change had not taken place. When used herein, the term "financial statement" shall include the notes and schedules thereto, if any.

         SECTION 1.3 Cross References; Headings. The words "hereof," "herein" and "hereunder" and words of a similar import when used in this Agreement or in any of the Related Documents shall refer to this Agreement or such Related Document as a whole and not to any particular provision of this Agreement or such Related Document. Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified. Any reference in any Section or definition to any clause is, unless otherwise specified, to such clause of such Section or definition. The various headings in this Agreement and the Related Documents are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such Related Document or any provision hereof or thereof.

         SECTION 2 COMMITMENTS OF LENDERS; LOAN REQUESTS; REDUCTION OR TERMINATION OF THE COMMITMENTS; PREPAYMENTS; MAKING OF PAYMENTS; SETOFF

                  SECTION 2.1 Commitments. Subject to the terms and conditions of this Agreement, each Lender agrees, severally on its own behalf and not jointly with any other Lender:

                  2.1.1. Revolving Loan Commitment. To make loans to Borrower (herein collectively called the "Revolving Loans" and individually called a "Revolving Loan") on a revolving basis from time to time before November 15, 2001 (herein called the "Revolving Loan Termination Date") in such amounts as Borrower from time to time may request up to its Pro Rata Share of the amount set forth in Schedule I (as reduced pursuant to this Agreement, including pursuant to Section 2.5) at such time.

                  The foregoing commitment of Lenders is herein called the "Revolving Loan Commitment."

                  2.1.2. Working Capital Commitment. To make loans to Borrower (herein collectively called the "Working Capital Loans" and individually called a "Working Capital Loan") on a revolving basis from time to time before November 15, 1999 or such later date as may be established pursuant to Section 2.2 (herein called the "Working Capital Loan Termination Date") in such amounts as Borrower from time to time may request up to its Pro Rata Share of the then existing Maximum Amount of the Working Capital Commitment at such time, provided, however, that (i) such Lender shall not be required to make any Working Capital Loan following the initial Working Capital Loan unless there shall be outstanding, at the time of such proposed Working Capital Loan, Term Loans in the full principal amount of the Term Loan Commitment then in effect and Revolving Loans in the full principal amount of the Revolving Loan Commitment then in effect; (ii) such Lender shall not be required to make any Working Capital Loan if, after giving effect to such Working Capital Loan, the aggregate Total WC Exposure would exceed the Maximum Amount of the Working Capital Commitment then in effect; and (iii) the initial Working Capital Loan shall not exceed $500,000.

                  The foregoing commitment of Lenders is herein called the "Working Capital Commitment."

                  2.1.3. Letter of Credit Commitment. To issue to an Issuer guaranties, substantially in the form set forth in Exhibit A, or any other assurance of repayment acceptable to such Issuer which such Lender in its sole discretion may offer (each such guaranty or other assurance herein, together with any extension or renewals thereof, or guaranties issued by such Lender in substitution therefor from time to time, called an "LC Guaranty") of its Pro Rata Share of reimbursement obligations of Borrower arising under reimbursement agreements substantially in the form set forth in Exhibit B or such other form as is satisfactory to the Requisite Lenders (herein collectively called the "LC Reimbursement Agreements" and individually called an "LC Reimbursement Agreement"), in each case executed in connection with Permitted LCs; provided however, that such Lender shall not be required to issue any LC Guaranty if, after giving effect to such issuance, Total WC Exposure would exceed the Working Capital Commitment then in effect, and provided, further, that in no event shall the aggregate amount of reimbursement obligations of Borrower secured at any time pursuant to LC Guaranties exceed $1,000,000. All LC Guaranties shall expire on or before the Working Capital Loan Termination Date.

                  The foregoing commitment of Lenders is herein called the "Letter of Credit Commitment."

                  2.1.4. Term Loan Commitment. To make term loans to Borrower (herein collectively called the "Term Loans" and individually called a "Term Loan") on a non- revolving basis from time to time before November 15, 2002 (herein called the "Term Loan Termination Date") in such amounts as Borrower from time to time may request up to its Pro Rata Share of the amount set forth in Schedule II (as reduced pursuant to this Agreement, including pursuant to Section 2.7) at such time.

                  The foregoing commitment of Lenders is herein called the "Term Loan Commitment."

                  2.1.5. Capital Expenditure Loan Commitment. To make term loans to Borrower (herein collectively called the "Capital Expenditure Loans" and individually called a "Capital Expenditure Loan") on a non-revolving basis from time to time before November 15, 1999 in such amounts as Borrower from time to time may request up to its Pro Rata Share of the amount set forth in Schedule III (as reduced pursuant to this Agreement, including pursuant to Section 2.8) at such time, solely for the purpose of financing Borrower's purchase of Equipment.

                  The foregoing commitment of Lenders is herein called the "Capital Expenditure Loan Commitment."

         The Revolving Loans, the Working Capital Loans, the Term Loans and the Capital Expenditure Loans are herein collectively called "Loans" and individually called a "Loan."

         SECTION 2.2 Extension of Working Capital Loan Termination Date. Borrower, pursuant to a Working Capital Commitment Extension Request substantially in the form set forth in Exhibit C (a "Working Capital Commitment Extension Request"), delivered to the Administrative Agent not more than 120, nor less than 30, Business Days prior to the then scheduled Working Capital Loan Termination Date, may request Lenders to extend all or part (as specified in such Working Capital Commitment Extension Request) of the Working Capital Commitment and the Letter of Credit Commitment for up to two additional one year periods, each expiring on the anniversary of the then scheduled Working Capital Loan Termination Date (or, if such date is not a Business Day, on the next succeeding Business Day). If no Event of Default or Unmatured Event of Default has occurred and is continuing on the then scheduled Working Capital Loan Termination Date, the Working Capital Loan Termination Date shall be extended for an additional one year period as so requested, but in no event beyond November 15, 2001.

         SECTION 2.3  Loan Requests; Settlement Procedures.

                  (a) With respect to borrowings comprised of Reference Rate Loans not exceeding an aggregate amount of $1,000,000 or less in a single day, Borrower shall give notice to the Collateral Agent of each such proposed borrowing by 10:00 A.M., Chicago time on the day of, or within five (5) Business Days prior to, the proposed Funding Date of such borrowing. With respect to borrowings comprised of Reference Rate Loans in an aggregate amount in excess of $1,000,000 in a single day, Borrower shall give notice to the Collateral Agent of each such proposed borrowing by 10:00 A.M., Chicago time no later than three (3) Business Days and no sooner than five (5) Business Days prior to, the proposed Funding Date of such borrowing. Each of the aforementioned notices may be oral and shall be confirmed in writing on or before the fifteenth Business Day of the first calendar month following the Funding Date of each such borrowing by delivery of a Borrowing Certificate to each Lender. With respect to borrowings comprised of LIBOR Rate Loans, Borrower shall deliver to each Lender written notice of each such proposed borrowing substantially in the form set forth on Exhibit D (each a "Notice of LIBOR Activity") by 10:00 A.M., Chicago time at least three (3) Business Days prior to, but in any event no more than five (5) Business Days prior to, the proposed Funding Date. Each oral or written notice, as the case may be, given pursuant to this
         Section 2.3(a) shall be irrevocable. Loans made on any Funding Date (x) in the case of Reference Rate Loans, shall be in an aggregate minimum amount of $105,000 and integral multiples of $5,000 in excess thereof and (y) in the case of LIBOR Rate Loans, shall be in an aggregate minimum amount of $1,000,000 and integral multiplies of $100,000 in excess thereof. Subject to receipt by Collateral Agent of the documents required under Section 12 with respect to such borrowing and the satisfaction of all other conditions precedent to such borrowing set forth in this Agreement, on the requested Funding Date the Collateral Agent shall pay over such funds by wire transfer to the Master Account (except that, with respect to the initial Loans, disbursement shall be according to instructions to be agreed upon by Lenders and Borrower on or prior to the Closing Date).

                  (b) No Lender Party shall incur any liability to Borrower in acting upon any oral notice referred to above which such Lender Party believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this Section 2.3 and, upon funding of any Loans by Collateral Agent or any Lender in accordance with this Agreement pursuant to any such oral notice, Borrower shall have effected a Loan hereunder.

                  (c) On or prior to 10:00 a.m. (Chicago time) on each Business Day on which it is asked to make an advance with respect to Loans, Collateral Agent shall advise each Lender by telephone or facsimile transmission of the requested Funding Date, the amount of such advance and the amount of such Lender's Pro Rata Share thereof. Each Lender shall pay to Collateral Agent the amount of such Lender's Pro Rata Share of such advance prior to 11:00 a.m. (Chicago time) on the proposed Funding Date. Provided that each Lender has made all payments required to be made by it hereunder, on or prior to 11:00 a.m. (Chicago time) on the next Business Day after receipt by Collateral Agent of any payments of principal with respect to the Loans and interest, fees and other amounts with respect to the Liabilities (the "Daily Settlement Date"), Collateral Agent shall pay to each Lender the amount of such Lender's Pro Rata Share of such payments. If any payment from any Lender to Collateral Agent or from Collateral Agent to any Lender is not, in fact, made by the party from whom payment is due, the other party shall be entitled to recover such corresponding amount on demand (which demand shall be promptly made) together with interest thereon at the Federal Funds Rate, for each day from the Funding Date or Daily Settlement Date on which such amount was due until such amount is paid.

         SECTION 2.4 Certain Waivers. Borrower waives presentment, demand for payment, notice of dishonor and protest, notice of the creation of any of the Liabilities and all other notices whatsoever to Borrower with respect to the Liabilities except notices required under Section 13.1. The obligations of Borrower under this Agreement and the Related Documents shall not be affected by
(a) the failure of any Lender Party, any of its successors or assigns or any holder of the Notes or any of the Liabilities to assert any claim or demand or to exercise or enforce any right, power or remedy against Borrower, any of its Subsidiaries, Parent, Investor, the Collateral or otherwise, (b) any extension or renewal for any period (whether or not longer than the original period) or exchange of any of the Liabilities or the release or compromise of any obligation of any nature of any Person with respect thereto, (c) the surrender, release or exchange of all or any part of any property (including without limitation the Collateral) securing payment, performance and observance of any of the Liabilities or the compromise or extension or renewal for any period (whether or not longer than the original period) of any obligations of any nature of any Person with respect to any such property, and (d) any other act, matter or thing (other than payment and satisfaction) which would or might, in the absence of this provision, operate to release, discharge or otherwise prejudicially affect the obligations of Borrower.

         SECTION 2.5 Reduction or Termination of the Revolving Loan Commitment.

                  (a) On each Revolving Loan Commitment Reduction Date, the Revolving Loan

         Commitment in effect on such date shall be reduced by an amount equal to the sum of (i) the Revolving Loan Commitment Reduction Amount plus
         (ii) for each Revolving Loan Commitment Reduction Date occurring on January 1 of any year (commencing with January 1, 1998) on which there is $1,000 or zero in aggregate outstanding principal amount of all Working Capital Loans, an amount equal to the amount by which (x) the Revolving Loan Commitment as adjusted pursuant to the foregoing clause
         (i) exceeds (y) the daily average of the outstanding principal amount of the Revolving Loans for a period of 30 days preceding such Revolving Loan Commitment Reduction Date, plus the amount of any payments received by Borrower from Metalor during such 30 day period, rounded up to the nearest integral multiple of $50,000; provided, however, that prior to the termination of the Revolving Loan Commitment, the Revolving Loan Commitment shall at no time be less than $1,000. For purposes of the foregoing, "Revolving Loan Commitment Reduction Amount" shall mean the amount indicated with respect to the relevant Revolving Loan Commitment Reduction Date in Schedule I under the caption "Scheduled Reduction in Revolving Loan Commitment." Borrower shall not, in anticipation of any Revolving Loan Commitment Reduction Date, take any actions primarily intended to increase the amount specified in clause (y) above for such date. These actions could include, for example and not by way of limitation, prepayment or accelerated payment of Borrower's trade payables, other obligations or discretionary expenditures or making short term investments (whether with Revolving Loan proceeds or other available cash). Additionally, effective as of the date the amounts described in clauses (A), (B) and (C) below are required to be applied to the repayment of the Loans, the Revolving Loan Commitment shall be automatically and permanently reduced by the amount of all (A) Unapplied Insurance or Condemnation Proceeds, (B) Asset Sale Proceeds and (C) Equity Sale Proceeds.

                  (b) In addition to the mandatory reductions of the Revolving Loan Commitment under clause (a) above, Borrower may voluntarily from time to time on at least five Business Days' prior written irrevocable notice to Lender permanently reduce the amount of the Revolving Loan Commitment or terminate the Revolving Loan Commitment prior to the Revolving Loan Termination Date; provided, however, that no such notice may be given unless, prior to or contemporaneously with the effective date of such reduction or termination, the Working Capital Commitment and the Letter of Credit Commitment shall have been terminated pursuant to Section 2.6 or otherwise and the Capital Expenditure Loan Commitment shall have been terminated pursuant to Section 2.8 or otherwise and provided, further, that prior to the termination of the Revolving Loan Commitment, the Revolving Loan Commitment shall at no time be less than $1,000. Each such voluntary reduction of the Revolving Loan Commitment shall be in an aggregate amount of at least $100,000 and an integral multiple of $50,000. Borrower may terminate the Revolving Loan Commitment only upon payment in full of the Revolving Note and all amounts, if any, due pursuant to Section 2.11.

                  (c) The amount of each reduction of the Revolving Loan Commitment pursuant to clauses (a) and (b) above (other than reductions pursuant to clause (a) (i) above) shall be subtracted (as an additional reduction of the Revolving Loan Commitment) from the "Amount of Revolving Loan Commitment" set forth in
         Schedule I opposite each remaining period in the inverse order of such remaining periods beginning with the last such period and ending with the period which includes the date of such reduction; and, upon Borrower's request, the Collateral Agent shall deliver to Borrower a copy of Schedule I setting forth such revisions, which revised Schedule I shall become a part of this Agreement amending any and all previous versions of Schedule I, provided, however, that the failure of the Collateral Agent to provide such Schedule I shall not give rise to or result in any liability of any Lender Party.

         SECTION 2.6 Reduction or Termination of the Working Capital Commitment and Letter of Credit Commitment.

                  (a) On the Working Capital Commitment Termination Date, the Working Capital Commitment and the Letter of Credit Commitment in effect on such date shall be reduced to zero. Additionally, effective as of the date the amounts described in clauses (i), (ii) or (iii) below are required to be applied to the repayment of the Loans, the Working Capital Commitment shall be automatically and permanently reduced by the amount of all (i) Unapplied Insurance or Condemnation Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to Section 2.5(a)(A) and the amount of any reduction in the Capital Expenditure Loan Commitment pursuant to
         Section 2.8(a)(i), (ii) Asset Sale Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to Section 2.5(a)(B) and the amount of any reduction in the Capital Expenditure Loan Commitment pursuant to Section 2.8(a)(ii), and (iii) Equity Sale Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to Section 2.5(a)(C) and the amount of any reduction in the Capital Expenditure Loan Commitment pursuant to
         Section 2.8(a)(iii).

                  (b) In addition to the mandatory reduction of the Working Capital Commitment under clause (a) above, Borrower may voluntarily from time to time on at least five Business Days' prior written irrevocable notice to Lender permanently reduce or terminate the amount of the Working Capital Commitment, any such reduction to be in an aggregate amount of at least $100,000 and an integral multiple of $50,000; provided, however, that no such notice may be given unless, prior to or contemporaneously with the effective date of such reduction or termination, the Capital Expenditure Loan Commitment shall have been terminated pursuant to Section 2.8 or otherwise and provided, further, that prior to the termination of the Working Capital Commitment, the Working Capital Commitment shall at no time be less than the greater of
         (i) LC Exposure at such time and (ii) $1,000. Borrower may terminate the Working Capital Commitment and the Letter of Credit Commitment only upon payment in full of the Working Capital Note and all amounts, if any, due pursuant to Section 2.11 and full and final release and return by the Issuer of all LC Guaranties to Lenders.

                  (c) The amount of each reduction of the Working Capital Commitment pursuant to clauses (a) and (b) above shall be subtracted (as an additional permanent reduction of the Working Capital Commitment) from the Maximum Amount of the Working Capital Commitment then in effect and the reduced Maximum Amount of the Working Capital Commitment shall constitute the Maximum Amount of the Working Capital Commitment.

         SECTION 2.7 Reduction or Termination of the Term Loan Commitment.

                  (a) On each Term Loan Commitment Reduction Date, the Term Loan Commitment in effect on such date shall be reduced by an amount equal to the Term Loan Commitment Reduction Amount. For purposes of the foregoing, "Term Loan Commitment Reduction Amount" shall mean the amount indicated with respect to the relevant Term Loan Commitment Reduction Date in Schedule II under the caption "Scheduled Reduction in Term Loan Commitment." Additionally, effective as of the date the amounts described in clauses (i), (ii) and (iii) below are required to be applied to the repayment of the Loans, the Term Loan Commitment shall be automatically and permanently reduced by the amount of all (i) Unapplied Insurance or Condemnation Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to Section 2.5(a)(A), the Working Capital Commitment pursuant to Section 2.6(a)(i) and the Capital Expenditure Loan Commitment pursuant to Section 2.8(a)(i), (ii) Asset Sale Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to Section 2.5(a)(B), the Working Capital Commitment pursuant to Section 2.6(a)(ii) and the Capital Expenditure Loan Commitment pursuant to Section 2.8(a)(ii) and
         (iii) Equity Sale Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to Section 2.5(a)(C), the Working Capital Commitment pursuant to Section 2.6(a)(iii) and the Capital Expenditure Loan Commitment pursuant to Section 2.8(a)(iii).

                  (b) In addition to the mandatory reductions of the Term Loan Commitment under clause (a) above, Borrower may voluntarily from time to time on at least five Business Days' prior written irrevocable notice to Lender permanently reduce the amount of or terminate the Term Loan Commitment prior to the Term Loan Termination Date; provided, however, that no such notice may be given unless, prior to or contemporaneously with the effective date of such reduction or termination, the Revolving Loan Commitment, Working Capital Commitment, the Letter of Credit Commitment and the Capital Expenditure Loan Commitment shall have been terminated pursuant to Section 2.5, 2.6, 2.8 or otherwise. Each such voluntary reduction of the Term Loan Commitment shall be in an aggregate amount of at least $100,000 and an integral multiple of $50,000. Borrower may terminate the Term Loan Commitment only upon payment in full of the Term Note and all amounts, if any, due pursuant to Section 2.11.

                  (c) The amount of each reduction of the Term Loan Commitment pursuant to clauses (a) and (b) above (other than Term Loan Commitment Reduction Amounts) shall be subtracted (as an additional reduction of the Term Loan Commitment) from the "Amount of Term Loan Commitment" set forth in Schedule II opposite each remaining period in the inverse order of such remaining periods beginning with the last such period and ending with the period which includes the date of such reduction; and, upon Borrower's request, the Collateral Agent shall deliver to Borrower a copy of Schedule II setting forth such revisions, which revised Schedule II shall become a part of this Agreement amending any and all previous versions of Schedule II; provided, however, that the failure of the Collateral Agent to provide such Schedule II shall not give rise to or result in any liability of any Lender Party.

         SECTION 2.8 Reduction or Termination of the Capital Expenditure Loan Commitment.

                  (a) On each Capital Expenditure Loan Commitment Reduction Date, the Capital Expenditure Loan Commitment in effect on such date shall be reduced by the Capital Expenditure Loan Commitment Reduction Amount. For purposes of the foregoing, "Capital Expenditure Loan Commitment Reduction Amount" shall mean the amount indicated in
         Schedule III under the caption "Scheduled Reduction in the Capital Expenditure Loan Commitment." Additionally, effective as of the date the amounts described in clauses (i), (ii) or (iii) below are required to be applied to the repayment of the Loans, the Capital Expenditure Loan Commitment shall be automatically and permanently reduced by the amount of all (i) Unapplied Insurance or Condemnation Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to
         Section 2.5(a)(A), (ii) Asset Sale Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to Section 2.5(a)(B), and (iii) Equity Sale Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to Section 2.5(a)(C).

                  (b) In addition to the mandatory reduction of the Capital Expenditure Loan Commitment under clause (a) above, Borrower may voluntarily from time to time on at least five Business Days' prior written irrevocable notice to Lender permanently reduce the amount of or terminate the Capital Expenditure Loan Commitment, any such reduction to be in an aggregate amount of at least $100,000 and an integral multiple of $50,000; provided, however, that no such notice may be given unless, prior to or contemporaneously with the effective date of such reduction or termination, the Revolving Loan Commitment shall have been terminated pursuant to Section 2.7 or otherwise. Borrower may terminate the Capital Expenditure Loan Commitment only upon payment in full of the Capital Expenditure Loan Note and all amounts, if any, due pursuant to Section 2.11.

                  (c) The amount of each reduction of the Capital Expenditure Loan Commitment pursuant to clauses (a) and (b) above (other than Capital Expenditure Loan Commitment Reduction Amounts) shall be subtracted (as an additional reduction of the Capital Expenditure Loan Commitment) from the "Amount of Capital Expenditure Loan Commitment" set forth in Schedule III opposite each remaining period in the inverse order of such remaining periods beginning with the last such period and ending with the period which includes the date of such reduction; and, upon Borrower's request, the Collateral Agent shall deliver to Borrower a copy of
         Schedule III setting forth such revisions, which revised Schedule III shall become a part of this Agreement amending any and all previous versions of Schedule III; provided, however, that the failure of the Collateral Agent to provide such Schedule III shall not give rise to or result in any liability of any Lender Party.

         SECTION 2.9 Mandatory Prepayments.

                  (a) Concurrently with each reduction (including any termination) of the Revolving Loan Commitment (whether pursuant to
         Section 2.5 or otherwise), Borrower shall make a mandatory prepayment of the amount, if any, by which the unpaid principal amount of the Revolving Loans (after giving effect to any repayments thereof pursuant to Section 7.3), exceeds the then reduced amount of the Revolving Loan Commitment (and each such payment shall be accompanied by accrued interest on such principal amount and any Prepayment Premium required under Section 2.11).

                  (b) Concurrently with each reduction (including any termination) of the Working Capital Commitment (whether pursuant to
         Section 2.6 or otherwise), Borrower shall make a mandatory prepayment of the amount, if any, by which (i) Total WC Exposure (after giving effect to any repayments of the Working Capital Loans pursuant to
         Section 7.3) exceeds (ii) the then reduced amount of the Working Capital Commitment (and each such payment shall be accompanied by accrued interest on such principal amount and any Prepayment Premium required under Section 2.11).

                  (c) Concurrently with each reduction (including any termination) of the Term Loan Commitment (whether pursuant to Section
         2.7 or otherwise), Borrower shall make a mandatory prepayment of the amount, if any, by which the unpaid principal amount of the Term Loans exceeds the then reduced amount of the Term Loan Commitment (and each such payment shall be accompanied by accrued interest on such principal amount and any Prepayment Premium required under Section 2.11).

                  (d) Concurrently with each reduction (including any termination) of the Capital Expenditure Loan Commitment (whether pursuant to Section 2.8 or otherwise), Borrower shall make a mandatory prepayment of the amount, if any, by which the unpaid principal amount of the Capital Expenditure Loans (after giving effect to any repayments thereof pursuant to Section 7.3), exceeds the then reduced amount of the Capital Expenditure Loan Commitment (and each such payment shall be accompanied by accrued interest on such principal amount and any Prepayment Premium required under Section 2.11).

                  (e) If at any time Total WC Exposure shall exceed the Working Capital Commitment then in effect, Borrower shall make a mandatory prepayment of the Working Capital Loans (and each such prepayment shall be accompanied by accrued interest on such principal amount and/or cause a reduction in the Cap Amount then in effect (by the delivery of cash collateral to the applicable Issuer or otherwise) in the aggregate amount of such excess; provided, however, that any such reduction in the Cap Amount shall not be deemed effective for the purposes hereof until the applicable Issuer shall have delivered to Lenders a written acknowledgment thereof.

                  (f) If at any time the making of a deemed Loan pursuant to the first sentence of Section 7.5(b) results in Loans or Reimbursement Obligations exceeding the related Commitment, then Borrower immediately shall make a mandatory prepayment thereof (and each such payment shall be accompanied by accrued interest on such principal amount).

                  (g) Upon receipt by Borrower, any of its Subsidiaries or Parent of any Unapplied Insurance or Condemnation Proceeds, Asset Sale Proceeds or Equity Sale Proceeds, Borrower shall make a mandatory prepayment of the Loans in the amount thereof, each such prepayment to be applied in the order set forth in Section 7.3 (and each such payment shall be accompanied by accrued interest on such principal amount and any payment required under Section 2.11).

         SECTION 2.10 Voluntary Prepayments. Borrower voluntarily from time to time may prepay the Loans in whole or in part, provided that:

                  (a) any prepayment of the Term Loan may be made only if at the time of such prepayment and after application of other payments being made at the same time the aggregate outstanding principal amount of all Revolving Loans and all Working Capital Loans is $1,000 or zero and no Reimbursement Obligations are outstanding;

                  (b) any prepayment of Revolving Loans may be made only if at the time of such prepayment and after application of other payments being made at the same time the aggregate outstanding principal amount of all Working Capital Loans is $1,000 or zero and no Reimbursement Obligations are outstanding;

                  (c) any prepayment of Working Capital Loans may be made only if at the time of such prepayment and after application of other payments being made at the same time no Reimbursement Obligations are outstanding;

                  (d) except for prepayments pursuant to Section 7.3, Borrower shall give Collateral Agent not less than five (5) Business Days' prior notice of any prepayment, specifying the Loans to be prepaid, and the date and amount of such prepayment;

                  (e) prior to the termination of the Working Capital Commitment, Borrower shall be entitled to prepay only so much of the Working Capital Loans as shall leave at all times outstanding a minimum principal amount of $1,000 in Working Capital Loans;

                  (f) prior to the termination of the Revolving Loan Commitment, Borrower shall be entitled to prepay only so much of the Revolving Loans as shall leave at all times outstanding a minimum principal amount of $1,000 in Revolving Loans;

                  (g) except for prepayments pursuant to Section 7.3, each partial prepayment of a Loan shall be in a principal amount of at least $100,000 and an integral multiple of $50,000; and

                  (h) each such prepayment shall be accompanied by accrued interest on the principal amount prepaid and any Prepayment Premium required under Section 2.11.

         SECTION 2.11 Prepayment Premium. Each voluntary reduction of the Commitments pursuant to Sections 2.5(b), 2.6(b), 2.7(b) and 2.8(b) and each prepayment of all or any portion of the outstanding principal balance of the Loans made from any source of funds other than funds derived in the ordinary course of Borrower's business operations, including funds from any refinancing of the Liabilities, from Asset Sale Proceeds, from Equity Sale Proceeds (other than any Equity Sale Proceeds payable in respect of an initial public offering of any Parent Equity Interests or any additional cash capital contribution to Borrower by B&L or Investor) or from Unapplied Insurance or Condemnation Proceeds, shall be accompanied in each case by a prepayment premium ("Prepayment Premium") in an amount equal to:

                  (a) if such reduction or prepayment is made at any time during the period from and including the Closing Date to but excluding the first anniversary of the Closing Date, one and one-half of one percent (1.50%) of such reduction or prepayment;

                  (b) if such reduction or prepayment is made at any time during the period from and after the first anniversary of the Closing Date to but excluding the second anniversary of the Closing Date, one percent (1.00%) of such reduction or prepayment; and

                  (c) if such reduction or prepayment is made at any time during the period from and after the second anniversary of the Closing Date to but excluding the third anniversary of the Closing Date, one-half of one percent (0.50%) of such reduction or prepayment.

         SECTION 2.12 Making of Payments. All payments of principal of, or interest on, the Notes and of all fees and other Liabilities shall be made by Borrower to Collateral Agent in immediately available Dollars. All such payments shall be made to Collateral Agent's Account No. 2358874 at LaSalle National Bank, ABA #071000505 (or such other account as Collateral Agent may specify from time to time), not later than 12:30 P.M., Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by Collateral Agent on the next following Business Day. Anything in this Agreement to the contrary notwithstanding, under no circumstances shall receipt by Agent Bank of funds of Borrower (prior to transfer of such funds to Collateral Agent in accordance with the Bank Agency Agreement) constitute repayment of Loans or entitle Borrower to interest thereon.

         SECTION 2.13 Due Date Extension. If any payment of principal or interest with respect to any of the Loans or Reimbursement Obligations falls due on a Saturday, Sunday or other day which is not a Business Day, then such due date shall be extended to the next following Business Day, and additional interest shall accrue and be payable for the period of such extension.

         SECTION 2.14 Setoff. Collateral Agent, Administrative Agent, Agent Bank (all as agents of Lenders), each Lender shall have all rights of set-off provided by applicable law, and in addition thereto, if at any time any payment or amount owing by Borrower under or in connection with this Agreement or the Related Documents is then due, Collateral Agent, Administrative Agent, Agent Bank (all as agents for Lenders), each Lender may apply to the payment of such payment or other amount any and all balances, credits, deposits, accounts or moneys of Borrower then or thereafter with such Person.

         SECTION 2.15 Certain Matters Relating to LC Guaranties.

                  2.15.1. Reimbursement Obligation. Notwithstanding any provision herein to the contrary, immediately upon any Issuer's presentation of any demand for payment under an LC Guaranty, Borrower shall be obligated to reimburse each Lender for such Lender's Pro Rata Share of such demand, on the date on which such Lender honors its Pro Rata Share of such demand, in immediately available funds equal to the amount of such honored demand (such obligations being referred to herein as "Reimbursement Obligations"). Each Lender shall use its best efforts to give notice to Borrower of the amount of such honored demand by such Lender, provided, however, that the failure to give such notice shall not relieve Borrower of its Reimbursement Obligation nor give rise to or result in any liability of any Lender. If all or any part of such demand is not paid by Borrower within two Business Days after notice from Collateral Agent, such unpaid amount shall bear interest for each day during the period from the day of such demand until it shall be paid in full at a rate equal to the Default Rate applicable to Working Capital Loans which are Reference Rate Loans. Pursuant to a written notice within five (5) Business Days prior to, or contemporaneously with, Borrower's incurrence of a Reimbursement Obligation, Borrower may request that such Reimbursement Obligation be converted into a Working Capital Loan. Such Reimbursement Obligation shall be so converted if, and only if, each of the following conditions shall have been satisfied within three (3) Business Days after the date the Reimbursement Obligation is incurred: (a) no Event of Default or Unmatured Event of Default shall have occurred and be continuing, (b) after giving effect to such conversion, Total WC Exposure shall not exceed the Working Capital Commitment then in effect, (c) all other conditions precedent to the making of a Working Capital Loan shall be satisfied, other than any requirement that the amount of such Loan shall be in a minimum amount of $105,000 or an integral multiple of $5,000, and (d) an appropriate officer of Borrower shall have delivered a certificate confirming satisfaction of each of the conditions specified in clauses (a), (b) and (c) above. Such conversion shall be effective on the date on which all of the conditions specified in the preceding sentence are satisfied, and thereafter each reference in this Agreement or any other Related Document to a Loan or Loans shall be deemed to include reference to such Reimbursement Obligations as so converted.

                  2.15.2. Reimbursement Obligations Absolute. The obligation of Borrower to reimburse a Lender for demands made under the LC Guaranties shall be unconditional and irrevocable and shall be enforced strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following:

                  (a) lack of validity or enforceability of the applicable LC Guaranty or Permitted LC;

                  (b) the existence of any claim, set-off, defense (other than payment and performance) or other right which Borrower may have at any time against an Issuer, any other Lender Party or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower and the beneficiary under a Permitted LC);

                  (c) any draft, demand, certificate or any other document presented under an LC Guaranty or Permitted LC proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (d) payment by any Lender under any LC Guaranty against a demand which does not comply with the terms of the LC Guaranty, provided that such payment does not constitute gross negligence or willful misconduct of such Lender;

                  (e) any adverse change in the condition (financial or otherwise) of Borrower;

                  (f) any breach of this Agreement by Borrower or any other Lender Party;

                  (g) any other circumstances or happening whatsoever, which is similar to any of the foregoing; or

                  (h) the fact that an Event of Default or an Unmatured Event of Default shall have occurred and be continuing.

                  2.15.3. Indemnification. In addition to amounts payable as elsewhere provided herein and to the provisions of Section 14.5 hereof, Borrower hereby agrees to indemnify, exonerate and hold each Lender Party free and harmless from and against any and all claims, demands, actions, causes of action, suits, losses, costs (including attorneys' fees and disbursements), charges, liabilities and damages, and expenses in connection therewith (irrespective of whether such Person is a party to the action for which indemnification hereunder is sought) which such Lender Party incurs or is subject to as a consequence, directly or indirectly, of (i) the issuance of any LC Guaranty, other than as a result of the gross negligence or willful misconduct of such Person as determined by a court of competent jurisdiction, or (ii) the failure of any Lender to honor a demand under an LC Guaranty as a result of any act or omission relating to an LC Guaranty, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (herein all such acts or omissions being called "Governmental Acts"). All obligations under this Section 2.15.3 shall survive any termination of this Agreement.

                  As among Borrower and Lender Parties, Borrower assumes all risks of the acts and omissions of, or misuse of an LC Guaranty by, the applicable Issuer or any beneficiary of a Permitted LC. Without limiting the foregoing, no Lender Party shall be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of an LC Guaranty or Permitted LC, even if such document is proven to be in any respect invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign an LC Guaranty or Permitted LC or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of a Permitted LC to comply fully with conditions required in order to draw thereupon, or the failure of an Issuer to comply fully with conditions required in order to demand under an LC Guaranty; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, facsimile, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Permitted LC or a demand under an LC Guaranty or of the proceeds of either thereof; (vii) the misapplication by an Issuer of the proceeds of any demand under an LC Guaranty; and (viii) any consequences arising from causes beyond the control of such Lender Party, including, without limitation, any Governmental Acts, in each case, other than a result of the gross negligence or willful misconduct of such Lender Party. None of the above shall affect, impair or prevent the vesting of any of any Lender Party's rights or powers hereunder.

                  Without limiting the foregoing, any action taken or omitted by any Lender Party under or in connection with an LC Guaranty shall not put such Lender Party under any resulting liability to Borrower.

         SECTION 3 NOTES; RECORDKEEPING.

         SECTION 3.1 Revolving Note. The Revolving Loans shall be evidenced by promissory notes (herein, as from time to time supplemented, extended or replaced, collectively called the "Revolving Note") substantially in the form set forth in Exhibit E, with appropriate insertions, dated the date hereof, payable to the order of each Lender in the maximum principal amount of such Lender's Pro Rata Share of the Revolving Loan Commitment.

         SECTION 3.2 Working Capital Note. The Working Capital Loans shall be evidenced by promissory notes (herein, as from time to time supplemented, extended or replaced, collectively called the "Working Capital Note") substantially in the form set forth in Exhibit F, with appropriate insertions, dated the date hereof, payable to the order of each Lender in the maximum principal amount of such Lender's Pro Rata Share of the Working Capital Commitment.

         SECTION 3.3 Term Note. The Term Loan shall be evidenced by promissory notes (herein, as from time to time supplemented, extended or replaced, collectively called the "Term Note") substantially in the form set forth in Exhibit G, with appropriate insertions, dated the date hereof, payable to the order of each Lender in the maximum principal amount of such Lender's Pro Rata Share of the Term Loan Commitment.

         SECTION 3.4 Capital Expenditure Loan Note. The Capital Expenditure Loan shall be evidenced by promissory notes (herein, as from time to time supplemented, extended or replaced, collectively called the "Capital Expenditure Loan Note") substantially in the form set forth in Exhibit H, with appropriate insertions, dated the date hereof, payable to the order of each Lender in the maximum principal amount of such Lender's Pro Rata Share of the Capital Expenditure Loan Commitment.

         SECTION 3.5 Recordkeeping. Collateral Agent shall record in its records the date and amount of each Loan made hereunder, each repayment thereof, and the other information provided for herein. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the applicable Note. The failure so to record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the actual obligations of Borrower hereunder or under the Notes to repay the principal amount of all Loans together with all interest accruing thereon.

         SECTION 4  INTEREST.

         SECTION 4.1 Interest Rates on Revolving Loans. Subject to Section 4.5, Borrower hereby promises to pay interest on the outstanding principal amount of each Revolving Loan for the period commencing on the date of such Loan until such Loan is paid in full at a rate per annum determined by reference to the Reference Rate or the LIBOR Rate. The applicable basis for determining the rate of interest shall be selected by Borrower at the time a borrowing is requested pursuant to Section 2.3(a) or at the time a Notice of LIBOR Activity is given pursuant to Section 4.5, as the case may be. If a Revolving Loan is outstanding with respect to which notice has not been given to Collateral Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then such Revolving Loan shall be a Reference Rate Loan. Subject to Section 4.5, all Revolving Loans shall bear interest as follows:

                  (a) if a Reference Rate Loan, then at the sum of the Reference Rate in effect from time to time, plus one and one-half of one percent (1.50%) per annum; or

                  (b) if a LIBOR Rate Loan, then at the sum of the LIBOR Rate for the applicable Interest Period, plus three percent (3.00%) per annum.

         SECTION 4.2 Interest Rates on Working Capital Loans. Subject to Section 4.5, Borrower hereby promises to pay interest on the outstanding principal amount of each Working Capital Loan for the period commencing on the date of such Working Capital Loan until such Working Capital Loan is paid in full at a rate per annum determined by reference to the Reference Rate or the LIBOR Rate. The applicable basis for determining the rate of interest shall be selected by Borrower at the time a borrowing is requested pursuant to Section 2.3(a) or at the time a Notice of LIBOR Activity is given by Borrower pursuant to Section 4.5, as the case may be. If a Working Capital Loan is outstanding with respect to which notice has not been given to Collateral Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then such Working Capital Loan shall be a Reference Rate Loan. Subject to Section 4.5, all Working Capital Loans shall bear interest as follows:

                  (a) if a Reference Rate Loan, then at the sum of the Reference Rate in effect from time to time, plus one and one-half of one percent (1.50%) per annum; or

                  (b) if a LIBOR Rate Loan, then at the sum of the LIBOR Rate for the applicable Interest Period, plus two and three-quarters of one percent (2.75%) per annum.

         SECTION 4.3 Interest Rates on Term Loans. Subject to Section 4.5, Borrower hereby promises to pay interest on the outstanding principal amount of each Term Loan for the period commencing on the Closing Date until such Term Loan is paid in full at a rate per annum determined by reference to the Reference Rate or the LIBOR Rate. The applicable basis for determining the rate of interest shall be selected by Borrower at the time a borrowing is requested pursuant to Section 2.3(a) or at the time a Notice of LIBOR Activity is given pursuant to Section 4.5, as the case may be. If a Term Loan is outstanding with respect to which notice has not been given to Collateral Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then such Term Loan shall be a Reference Rate Loan. Subject to
Section 4.5, all Term Loans shall bear interest as follows:

                  (a) if a Reference Rate Loan, then at the sum of the Reference Rate in effect from time to time, plus two percent (2.00%) per annum; or

                  (b) if a LIBOR Rate Loan, then at the sum of the LIBOR Rate for the applicable Interest Period, plus three and three-quarters of one percent (3.75%) per annum.

         SECTION 4.4 Interest Rates on Capital Expenditure Loans. Subject to
Section 4.5, Borrower hereby promises to pay interest on the outstanding principal amount of each Capital Expenditure Loan for the period commencing on the date of such Capital Expenditure Loan until such Capital Expenditure Loan is paid in full at a rate per annum determined by reference to the Reference Rate or the LIBOR Rate. The applicable basis for determining the rate of interest shall be selected by Borrower at the time a borrowing is requested pursuant to
Section 2.3(a) or at the
time a Notice of LIBOR Activity is given by Borrower pursuant to Section 4.5, as the case may be. If a Capital Expenditure Loan is outstanding with respect to which notice has not been given to Collateral Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then such Capital Expenditure Loan shall be a Reference Rate Loan. Subject to
Section 4.5, all Capital Expenditure Loans shall bear interest as follows:

                  (a) if a Reference Rate Loan, then at the sum of the Reference Rate in effect from time to time, plus one and one-half of one percent (1.50%) per annum; or

                  (b) if a LIBOR Rate Loan, then at the sum of the LIBOR Rate for the applicable Interest Period, plus three percent (3.00%) per annum.

         SECTION 4.5 Default Interest.

                  (a) Notwithstanding the respective rates of interest specified in Sections 4.1, 4.2, 4.3 and 4.4, during any Default Interest Period the unpaid principal amount of all Loans shall bear interest at the applicable rate per annum set forth in Section 4.1, 4.2, 4.3 and 4.4, respectively, plus two percent (2.00%) per annum (each rate described in this clause (a) being herein called the "Default Rate").

                  (b) For purposes of this Section 4.5, the term "Default Interest Period" shall mean a period of time commencing on the date on which the Requisite Lenders notify Borrower that an Event of Default has occurred and ending on the date on which such Event of Default is cured or waived.

         SECTION 4.6 Conversion or Continuation.

                  (a) Subject to the provisions of Section 4.6, Borrower shall have the option (i) to convert at any time all or any part of its outstanding Loans equal to $1,000,000 and integral multiples of $100,000 in excess of that amount from a Reference Rate Loan to a LIBOR Rate Loan; (ii) to convert all or any part of its outstanding Loans in integral multiples of $100,000 from a LIBOR Rate Loan to a Reference Rate Loan on the expiration date of any Interest Period applicable thereto; or (iii) upon the expiration of the Interest Period with respect to any LIBOR Rate Loan, to continue all or any portion of such Loan equal to $1,000,000 and integral multiples of $100,000 in excess of that amount as a LIBOR Rate Loan, and the succeeding Interest Period(s) of such continued Loan shall commence on the expiration date of the Interest Period applicable thereto; provided, however, that, notwithstanding the foregoing, no outstanding Loan may be continued as, or be converted into, a LIBOR Rate Loan when any Event of Default or Unmatured Event of Default has occurred and is continuing without the consent of the Requisite Lenders.

                  (b) In the event Borrower shall elect to convert or continue a Loan under Section 4.6(a), Borrower shall deliver to Collateral Agent a Notice of LIBOR Activity by

         10:00 A.M., Chicago time three (3) Business Days prior to, but in any event not more than five (5) Business Days prior to, the proposed conversion/continuation date. Upon conversion or continuation by Lenders in accordance with this Agreement pursuant to any Notice of LIBOR Activity, Borrower shall have effected the conversion/continuation of Loans hereunder.

                  (c) The officers and employees of Borrower authorized to request a Loan on behalf of Borrower shall also be authorized to request a conversion/continuation on behalf of Borrower. No Lender Party shall incur any liability to Borrower in acting upon any oral notice referred to above which such Lender Party believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrower or such other obligor or for otherwise acting in good faith under this Section 4.6.

                  (d) Any Notice of LIBOR Activity for conversion to, or continuation of, a Loan (including any such oral notice) shall be irrevocable and Borrower shall be bound to convert or continue in accordance therewith.

         SECTION 4.7 Special Provisions Governing LIBOR Rate Loans . Notwithstanding anything to the contrary contained in this Agreement, the following provisions shall govern with respect to LIBOR Rate Loans as to the matters covered:

                  (a) Determination of Interest Period. By giving notice as set forth in Sections 2.3 or 4.6(b), Borrower shall have the option, subject to the other provisions of this Section 4.7, to specify whether the Interest Period applicable to any requested LIBOR Rate Loan shall be a one-month, three-month or six-month period. The determination of Interest Periods shall be further subject to the following provisions:

                           (i) In the case of immediately successive Interest
                  Periods, each successive Interest Period shall commence on the day on which the immediately preceding Interest Period expires.

                           (ii) If any Interest Period would otherwise expire on
                  a day which is not a Business Day, the Interest Period shall be extended to expire on the next succeeding Business Day.

                           (iii) Borrower may not select an Interest Period for
                  any Revolving Loan which terminates later than November 15, 2001, for any Term Loan which terminates later than November 15, 2002, for any Working Capital Loan which terminates later than the Working Capital Loan Termination Date then in effect or for any Capital Expenditure Loan which terminates later than November 15, 2002.

                           (iv) Borrower may not select an Interest Period with
                  respect to any portion of principal of a Loan which extends beyond a date on which Borrower could reasonably be expected to be required to make a mandatory payment or prepayment of that portion of principal (including, without limitation, as a result of any mandatory reduction in the Revolving Loan Commitment, the Working Capital Commitment, the Term Loan Commitment or the Capital Expenditure Loan Commitment, respectively, pursuant to the terms of this Agreement).

                           (v) Any Interest Period which begins on a day for
                  which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall (subject to clause (ii) above) end on the first Business Day following the last day of such calendar month.

                           (vi) There shall be no more than four (4) LIBOR Rate
                  Loans outstanding at any one time.

                  (b) Determination of Interest Rate. As soon as practicable on the second Business Day immediately preceding the first day of any Interest Period applicable to any LIBOR Rate Loans (the "LIBOR Interest Rate Determination Date"), Collateral Agent shall determine (which determination shall, absent manifest error, be presumptively correct) the interest rate which shall apply to such Loans for such Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower.

                  (c) Substituted Rate of Borrowing. In the event that on any LIBOR Interest Rate Determination Date any Lender shall have determined (which determination shall be presumptively correct and binding upon all parties) that, by reason of any changes arising after the date of this Agreement affecting the London interbank market, adequate and fair means do not exist for ascertaining the LIBOR Rate on a basis consistent with the essential intent of the parties hereto, then, and in any such event, the right of Borrower to select a LIBOR Rate Loan for such Loan or any subsequent Loan shall be suspended until such Lender shall notify Borrower that the circumstances causing such suspension no longer exist, and such requested Loan shall be a Reference Rate Loan.

                  (d) Illegality. Notwithstanding anything to the contrary contained in this Agreement, in the event that on any date any Lender shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties) that the making or continuation of its LIBOR Rate Loans has become unlawful by compliance by such Lender in good faith with any applicable law, treaty, governmental rule, regulation or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then such Lender shall promptly give notice to Borrower of such determination. Subject to the prior withdrawal of a Notice of LIBOR Activity or prepayment of the LIBOR Rate Loans as contemplated by the following Section 4.7(e), the obligation of such Lender to make or maintain LIBOR Rate Loans during any such period shall be terminated at the earlier of the termination of the

         Interest Period then in effect or when required by law, and Borrower shall no later than the termination of the Interest Period in effect at the time any such determination pursuant to this Section 4.7(d) is made or, earlier, when required by law, repay the LIBOR Rate Loans, together with all interest accrued thereon. Each Lender shall use reasonable efforts to avoid the possibility that the making or continuation of its LIBOR Rate Loans shall become unlawful.

                  (e) Options of Borrower. In lieu of prepaying LIBOR Rate Loans as required by Section 4.7(d) above, Borrower may exercise either of the following options:

                           (i) Upon written notice to Collateral Agent, Borrower
                  may terminate the obligations of the affected Lender to make or maintain Loans as, and to convert Loans into, LIBOR Rate Loans and in such event, Borrower shall, at the end of the then current Interest Period (or at such earlier time as prepayment is otherwise required), convert all of the LIBOR Rate Loans of such Lender into Reference Rate Loans in the manner contemplated by Section 4.6 but without satisfying the advance notice requirements therein; or

                           (ii) Borrower may, by giving notice (by telephone
                  confirmed immediately by telecopy) to Collateral Agent require such Lender to make the LIBOR Rate Loan then being requested as a Reference Rate Loan or to continue to maintain its outstanding Reference Rate Loan then the subject of a Notice of LIBOR Activity as a Reference Rate Loan or to convert its LIBOR Rate Loans then outstanding that are so affected into Reference Rate Loans at the end of the then current Interest Period (or at such earlier time as prepayment is otherwise required) in the manner contemplated by Section 4.6 but without satisfying the advance notice requirements therein.

                  (f) Compensation. In addition to (but without duplication of) such amounts as are required to be paid by the Borrower pursuant to this Agreement, including, without limitation, Sections 4.1, 4.2, 4.3, 4.4, 8.1 and 8.2, Borrower shall compensate each Lender, upon written request by such Lender (which request shall set forth in reasonable detail the basis for requesting such amounts), for all losses, costs, expenses and liabilities, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Lender's LIBOR Rate Loans to Borrower which such Lender may sustain (i) if for any reason a borrowing of any LIBOR Rate Loan does not occur on a date specified therefor in a Notice of LIBOR Activity, including an oral request for borrowing or conversion/continuation, or if a successive Interest Period does not commence after notice therefor is given pursuant to Section 4.6(b), (ii) if any voluntary or mandatory prepayment of any LIBOR Rate Loan occurs for any reason on a date which is not the last day of an Interest Period, (iii) as a consequence of any required conversion of a LIBOR Rate Loan to a Reference Rate Loan as a result of any of the events indicated in Section 4.6(d), or (iv) as a consequence of any other default by Borrower to repay any LIBOR Rate Loan when required by the terms of this Agreement.

                  (g) Manner of Funding of LIBOR Rate Loans. Each Lender shall be entitled to fund and maintain its funding of all or any part of any LIBOR Rate Loan requested by Borrower hereunder in any manner it sees fit, it being understood and agreed, however, that for the purposes of this Agreement, all determinations hereunder shall be made as if such Lender had actually funded and maintained each LIBOR Rate Loan during each Interest Period for such Loan through the purchase of deposits in the London interbank market having a maturity corresponding to such Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period.

                  (h) LIBOR Rate Loans After Default. Unless the Requisite Lenders shall otherwise agree in writing, after the occurrence and during the continuance of an Unmatured Event of Default or an Event of Default, Borrower may not elect to have a Loan be made or continued as, or converted to, a LIBOR Rate Loan after the expiration of any Interest Period then in effect for that Loan.

         SECTION 4.8 Interest Payment Dates. Accrued interest on each Reference Rate Loan shall be payable in arrears on the first Business Day of each month, and at maturity, commencing with the first of such dates to occur after the date of the initial Loans. Accrued Interest on each LIBOR Rate Loan shall be payable in arrears on each LIBOR Interest Payment Date applicable to such Loan and, in any event, at maturity. After maturity (whether by acceleration or otherwise), accrued interest on all Loans shall be due and payable on demand. Accrued interest on Reimbursement Obligations shall be due and payable upon demand.

         SECTION 4.9 Setting of Rates. Interest rates hereunder shall be calculated from time to time by Collateral Agent and each such calculation of an interest rate shall be conclusive and binding on Borrower in the absence of demonstrable error.

         SECTION 4.10 Computation of Interest. Interest on each Loan and Reimbursement Obligation shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. In computing interest on any Loan, the date of the making of the Loan or the first day of an Interest Period, as the case may be, shall be included and the date of payment of the Loan or the expiration date of an Interest Period, as the case may be, shall be excluded; provided, however, that if a Loan is repaid on the same day on which it is made, one day's interest shall in any event be paid on that Loan. The interest rate applicable to each Reference Rate Loan and Reimbursement Obligation shall change simultaneously with each change in the Reference Rate.

         SECTION 5 FEES.

         SECTION 5.1 Revolving Loan Non-Use Fee. Borrower shall pay to Lenders, on a monthly basis, a non-use fee for the period from and including the date hereof to but excluding the Revolving Loan Termination Date (or such earlier date on which the Revolving Loan Commitment shall be terminated pursuant to
Section 2.5 or 13.2 hereof) of one-half of one percent (0.50%) per annum on the excess of (i) the daily average of the then applicable

Revolving Loan Commitment for the month then ending over (ii) the daily average of the aggregate principal amount of outstanding Revolving Loans for the month then ending. Such nonuse fee shall be payable in arrears on the first day of each month (commencing on December 1, 1996) and on the Revolving Loan Termination Date (or such earlier date on which the Revolving Loan Commitment shall terminate) for any period then ending for which such fee shall not have been theretofore paid.

         SECTION 5.2 Working Capital Loan Non-Use Fee. Borrower shall pay to Lenders, on a monthly basis, a non-use fee for the period from and including the date hereof to but excluding the Working Capital Loan Termination Date (or such earlier date on which the Working Capital Loan Commitment shall be terminated pursuant to Section 2.6 or 13.2 hereof) of one-half of one percent (0.50%) per annum on the excess of (i) the daily average of the then applicable Working Capital Commitment for the month then ending over (ii) for the month then ending
(x) the daily average of the aggregate principal amount of outstanding Working Capital Loans for the month then ending plus (y) the daily average of the aggregate principal amount of the outstanding Reimbursement Obligations for the month then ending plus (z) (without double counting) the daily average of the LC Utilization (which shall be rebuttably presumed to equal at any time the excess of the Cap Amount at such time over the then aggregate outstanding principal amount of the Reimbursement Obligations) for the month then ending, unless Lenders have actually received certification from the applicable Issuer to the contrary. Such non-use fee shall be payable in arrears on the first day of each month (commencing on December 1, 1996) and on the Working Capital Loan Termination Date (or such earlier date on which the Working Capital Loan Commitment shall terminate) for any period then ending for which such fee shall not have been theretofore paid.

         SECTION 5.3 Capital Expenditure Loan Non-Use Fee. Borrower shall pay to Lenders, on a monthly basis, a non-use fee for the period from and including the date hereof to but excluding the Capital Expenditure Loan Termination Date (or such earlier date on which the Capital Expenditure Loan Commitment shall be terminated pursuant to Section 2.8 or 13.2 hereof) of one-half of one percent (0.50%) per annum on the excess of (i) the daily average of the then applicable Capital Expenditure Loan Commitment for the month then ending over (ii) the daily average of the aggregate principal amount of outstanding Capital Expenditure Loans for the month then ending. Such nonuse fee shall be payable in arrears on the first day of each month (commencing on December 1, 1996) and on the Capital Expenditure Loan Termination Date (or such earlier date on which the Capital Expenditure Loan Commitment shall terminate) for any period then ending for which such fee shall not have been theretofore paid.

         SECTION 5.4 Closing Fee. On the date of the initial Loan, Borrower shall pay to FSFP and Union Bank the commitment and closing fees set forth in that certain Fee Letter Agreement of even date herewith among Borrower, FSFP and Union Bank (the "Fee Letter Agreement").

         SECTION 5.5 Computation of Fees. All fees shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.


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


         SECTION 5.6 Letter of Credit Fees. Borrower shall pay to Lenders a fee for the period from and including the first date on which any Permitted LC is outstanding to but excluding the Working Capital Loan Termination Date (or such earlier date on which all of the LC Guaranties shall no longer be of any force or effect and the originals thereof are returned by the appropriate Issuer to Lenders and the applicable Issuer shall have acknowledged in writing that Lenders shall have no further obligations thereunder) of two and three-quarters of one percent (2.75%) per annum on the daily average of the aggregate Stated Amounts of outstanding Permitted LCs (the "LC Utilization"). Such fees shall be payable in arrears on the first day of each month (commencing on December 1, 1996) and on the date on which all of the LC Guaranties shall no longer be of any force or effect. The LC Utilization shall be rebuttably presumed to equal at any time the excess of the Cap Amount at such time over the then aggregate outstanding principal amount of Reimbursement Obligations, unless Lenders have actually received certification from the applicable Issuer to the contrary. All LC Reimbursement Agreements shall require the applicable Issuer to provide certification of the daily LC Utilization, but in the event such Issuer fails to comply with such requirement, the preceding sentence shall apply.

         SECTION 6 ACCOUNT AGREEMENTS; ACCOUNTS; LIST OF ACCOUNTS AND ACCOUNT STATEMENTS.

         SECTION 6.1 Account Agreements. Prior to the date of the initial Loan, Borrower, its Subsidiaries, Agent Bank and such other Persons as are designated by Collateral Agent shall enter into a Bank Agency Agreement (herein, as the same may be amended, restated, modified or supplemented from time to time, called the "Bank Agency Agreement"). Pursuant to the Collateral Documents, including the Bank Agency Agreement, Borrower and its Subsidiaries shall grant to Collateral Agent a continuing first priority lien upon, and security interest in, the Master Account and the Operating Account, each described below (collectively, the "Accounts"), all funds, items, instruments, investments, securities and other things of value at any time paid, deposited, credited to or held in the Lockbox or the Accounts (whether for collection, provisionally or otherwise), and all other Property of Borrower and its Subsidiaries from time to time in the possession or under the control of, or in transit to any Lender Party or any agent, bailee or custodian therefor, and all proceeds of all of the foregoing. The Bank Agency Agreement shall specify that throughout the term of this Agreement, Agent Bank, to the extent any such Person is a party to the Bank Agency Agreement, (i) shall be pledgee-in- possession (for the benefit of Collateral Agent) of the Accounts described therein, all Cash Instruments of Borrower and its Subsidiaries held by Agent Bank, and all such funds, items, instruments, investments, securities, other things of value, Property and proceeds, (ii) shall take such action as shall be specified in written notice from Collateral Agent to enable Collateral Agent or Lenders to exercise their rights with respect to such lien and security interest, (iii) shall be entitled to exercise all and any rights which any Lender Party may have under this Agreement and the Related Documents or applicable law with respect to the Accounts described therein and such other Property and (iv) shall provide Collateral Agent with copies of all statements relating to the Accounts provided by Agent Bank to Borrower. Notwithstanding any provision of this Section 6.1, Collateral Agent shall have no obligation to reconcile or verify, at any time or for any purpose, any balance in any Account or any other account maintained by Agent Bank as agent for Collateral Agent.

         SECTION 6.2 Accounts.

                  (a) Master Account and Lockbox. Collateral Agent shall maintain at Agent Bank the account identified as the "Master Account" in the Bank Agency Agreement (herein called the "Master Account") and Borrower shall maintain a lockbox with the Agent Bank (herein called the "Lockbox"). The Master Account and the Lockbox shall be under the sole dominion and control of Collateral Agent, and Borrower shall not have any right of withdrawal therefrom.

                  (b) Operating Account. Borrower and its Subsidiaries shall maintain the controlled disbursement operating accounts at Agent Bank described in the Bank Agency Agreement (such accounts being herein collectively called the "Operating Account").

                  (c) Other Accounts. Borrower shall not, and shall not permit any of its Subsidiaries to, maintain any operating account (other than the Operating Account), and agrees that it will not, and will not permit any of its Subsidiaries to, maintain any bank investment or other account of any kind whatsoever with any other brokerage house or financial institution; provided, however, that so long as no Event of Default shall have occurred and be continuing, Borrower may maintain the petty cash and payroll accounts listed on Schedule IV hereto at the financial institutions indicated thereon, provided that the aggregate amount of funds on deposit in each such petty cash account shall not exceed $5,000 and each such payroll account shall not at any time exceed the sum of all accrued payroll and payroll taxes then payable by Borrower on account of payroll obligations payable from such account; and provided, further, that (i) Borrower shall have irrevocably instructed the relevant financial institution, at the request of the Requisite Lenders, to provide Collateral Agent with information concerning such accounts, (ii) such financial institution shall acknowledge such instructions in writing for the benefit of Collateral Agent, and (iii) at any time when an Event of Default has occurred and is continuing Borrower shall, at the request of the Requisite Lenders, promptly cause each such financial institution to provide Collateral Agent with daily reports of the balance in each such account.

         SECTION 6.3 List of Accounts and Account Statements. All Accounts of Borrower and its Subsidiaries and all payroll and petty cash accounts of Borrower are described on Schedule IV. In the event Borrower or any of its Subsidiaries opens any new accounts or closes any account in accordance with the terms of this Agreement, Borrower shall deliver to Collateral Agent a revised version of Schedule IV showing any changes thereto within three (3) Business Days of any such change. Borrower shall instruct all banks listed on Schedule IV to provide Collateral Agent with copies of all statements issued by such banks with respect to the accounts described on Schedule IV.


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


         SECTION 7 PROCEEDS OF COLLATERAL; APPLICATION OF FUNDS; DEEMED LOANS.

         SECTION 7.1 Proceeds of Collateral; Notices to Account Debtors; Lockbox. Borrower shall, and shall cause each of its Subsidiaries to, direct all Account Debtors to pay all Accounts Receivable and other proceeds of Collateral directly to the Lockbox for application to the Master Account. In addition, Borrower shall take all such actions necessary or appropriate to ensure that at all times on and after the date hereof all proceeds of Collateral (including, without limitation, all Cash Instruments) are sent directly to the Lockbox. If, notwithstanding the actions provided for in the preceding sentences of this
Section 7.1, Borrower or any of its Subsidiaries shall receive, or any financial institution shall receive for the account of Borrower or any of its Subsidiaries, any Cash Instruments, Borrower shall, or shall cause such financial institution to, transmit in the form received, before the close of business on the next succeeding Business Day, all such Cash Instruments (properly endorsed, where required, so that all items delivered may be collected by Agent Bank) to Agent Bank for deposit in the Master Account. Borrower shall not, nor shall Borrower permit or cause any such financial institution to, commingle any Cash Instrument so received except in the Master Account, and Borrower shall hold separate and apart from all other Property, all such Cash Instruments in express trust for the benefit of Collateral Agent until delivery thereof is made to Agent Bank. Pursuant to, and subject to the terms and conditions of, the Bank Agency Agreement, items deposited in the Lockbox shall be credited to the Master Account.

         SECTION 7.2 Application of Funds Available for Operating Expenses. At the opening of business on each Business Day, Agent Bank shall calculate the amount of collected funds on deposit in the Master Account (herein, with respect to the Master Account for any day, called the "Collected Balances" for such day). Promptly upon such calculation (and in any event prior to 12:00 noon Chicago time on such day), if no Event of Default shall have occurred and be continuing and to the extent of Collected Balances available to do so, Agent Bank shall transfer from the Master Account to the Operating Account such amounts as shall permit all checks drawn on such Operating Account presented for payment at Agent Bank as of the preceding Business Day and, provided Borrower has given Collateral Agent notice of the amount of such wire transfers by 12:00 noon Chicago time no later than 1 Business Day and no sooner than 5 Business Days prior to the date of such wire transfers, all wire transfers authorized on such date for payments permitted hereunder, to be honored and leaving a zero balance in the Operating Account after payment and transfer of such items from the Operating Account.

         SECTION 7.3 Application of Funds Available for Loan Repayments. Promptly after any disbursements pursuant to Section 7.2 are made, Agent Bank promptly shall transfer to Collateral Agent in integral multiples of $5,000 the remaining Collected Balances in excess of $450,000 but leaving a balance of at least $300,000 but not more than $305,000 in the Master Account. Any amounts received by Collateral Agent pursuant to this Section 7.3 shall be applied to the outstanding obligations of Borrower in the following order of priority: first, to accrued and unpaid interest on the Reimbursement Obligations; second, to accrued and unpaid interest then due and payable on the Working Capital Loans; third, to accrued and unpaid interest then due and payable on the Capital Expenditure Loans; fourth, to accrued and unpaid interest then due and payable on the Revolving Loans; fifth, to accrued and unpaid interest then due and payable on the Term Loans, sixth to the unpaid principal amount of the Reimbursement Obligations; seventh, to the unpaid principal amount of the Working Capital Loans then due and payable; eighth, to the unpaid principal amount of the Revolving Loans then due and payable; ninth, to any fees hereunder then due and payable, in such order as the Requisite Lenders may elect; tenth, to the unpaid principal amount of the Working Capital Loans not otherwise due and payable at such time (provided, however, that prior to the termination of the Working Capital Commitment, the unpaid principal amount of the Working Capital Loans shall never be less than $1,000); eleventh, to the unpaid principal amount of the Revolving Loans not otherwise due and payable at such time (provided, however, that prior to the termination of the Revolving Loan Commitment, the unpaid principal amount of the Revolving Loans shall never be less than $1,000); twelfth, to the payment of any other Liabilities then due and payable to Lender; and thirteenth, any remainder shall be retained in the Master Account and applied (a) first to the unpaid principal amount of the Capital Expenditure Loans as and when due and payable and last to the unpaid principal amount of the Term Loans as and when due and payable. Notwithstanding the foregoing provisions of this Section 7.3 to the contrary, any amounts received by Collateral Agent representing Asset Sale Proceeds in respect of any Financed Equipment or insurance proceeds in respect of any Financed Equipment shall be applied first to the unpaid principal amount of the Capital Expenditure Loans, whether or not then due and payable.

         SECTION 7.4 Application Upon an Event of Default. If an Event of Default shall have occurred and be continuing, and notwithstanding the foregoing
Section 7.3, at the request of Collateral Agent, Agent Bank from time to time shall transfer all Collected Balances in the Master Account to Collateral Agent for application to the Liabilities in such order as the Requisite Lenders, in their sole discretion, shall elect. Agent Bank and Collateral Agent each shall be entitled to rely on a written statement of the Requisite Lenders to the effect that an Event of Default has occurred and is continuing.

         SECTION 7.5 Deemed Loans.

                  (a) Notwithstanding any provision contained herein to the contrary, if at any time or from time to time the balance in the Master Account is less than $10,000, Borrower shall, if the Requisite Lenders so elect, be deemed to have given the notice required by Section 2.3 (and to have made all of the representations set forth in a Borrowing Certificate) of a proposed borrowing equal to the lesser of (i) the amount (which shall be $5,000 or an integral multiple thereof) necessary to increase such balance to at least $300,000, but not more than $305,000 and (ii) the remaining availability under the Commitments, and, in the event of such election, each Lender shall lend to Borrower its Pro Rata Share of such amount, the proceeds of which shall be deposited by such Lender in the Master Account. Such Loan shall be a Revolving Loan bearing interest at the rate described in
         Section 4.1(a) to the extent of unused availability of the Revolving Loan Commitment and, if the availability under the Revolving Loan Commitment is not sufficient to make such Loan in its full principal amount, it shall be, to the extent of such insufficiency, a Working Capital Loan bearing interest at the rate described in Section 4.2(a) to the extent of availability of the Working Capital Commitment and, if the availability under the Working Capital Commitment is not sufficient to make such Loan in its full principal amount, it shall be, to the extent of such insufficiency, a Capital Expenditure Loan bearing interest at the rate described in Section 4.4(a) to the extent of availability of the Capital Expenditure Loan Commitment.

                  (b) Notwithstanding any provision contained herein to the contrary, and in addition to, and not in limitation of, any of the other rights or remedies of Lender Parties set forth herein, including, without limitation, pursuant to Section 7.4, at the sole option of the Requisite Lenders, in order to facilitate timely payment hereunder of all Liabilities in respect of (i) payments of principal and interest due on any Loans or Reimbursement Obligations, (ii) payments of cash, fees and expenses due and payable by Borrower to any Lender Party or under any of the Related Documents and (iii) payments by any Lender Party of any amount due and payable under the Bank Agency Agreement or any other agreement entered into by Collateral Agent and Agent Bank in connection with this Agreement (including, without limitation, any amount resulting from the return, dishonor or other non-payment of items deposited with Agent Bank by or on behalf of Borrower), then, whether or not there is availability under any Commitment, Borrower shall be deemed automatically to have made a request for, and upon such payment Lenders shall be deemed to have made, a Revolving Loan, a Working Capital Loan or a Capital Expenditure Loan (or any combination thereof, as determined by the Requisite Lenders in their sole and absolute discretion) in the full amount of such payment. Collateral Agent shall use its best efforts to give reasonable prior notice to Borrower of the making of such Loan; provided, however, that the failure to give such notice shall not affect the obligations of Borrower with respect to such Loan nor give rise to or result in any liability of any Lender Party. Borrower acknowledges that such Loan may cause Borrower to have exceeded a Commitment, in which event Borrower shall be obligated to immediately make a prepayment pursuant to Section 2.9(e).

         SECTION 8 INCREASED COSTS AND OTHER SPECIAL PROVISIONS.

         SECTION 8.1 Increased Costs. If, after the date hereof, the adoption of any applicable law, rule or regulation generally applicable to a financial institution in the business of making and holding commercial loans, or any change therein, or any change in the interpretation or administration thereof by any governmental authority or agency charged with the interpretation or administration thereof, or compliance by any Lender Party with any request or directive (whether or not having the force of law) of any such authority or agency, shall subject any Lender Party to any tax, duty or other charge or capital adequacy requirement with respect to, or shall otherwise increase the effective cost of, the Loans, the Reimbursement


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


Obligations, the LC Guaranties or any Lender's obligation to make, issue or maintain the Loans, the Reimbursement Obligations or the LC Guaranties, or shall change the basis of taxation of payments to any Lender Party of the principal of or interest on the Loans, the Reimbursement Obligations or any other amounts due under this Agreement in respect of the Loans, the Reimbursement Obligations or the LC Guaranties, or any Lender's obligation to make, issue or maintain the Loans, the Reimbursement Obligations or the LC Guaranties (except for changes in the rate of tax on the overall net income of such Lender Party), or shall impose on any Lender Party any other condition affecting the Loans, the Reimbursement Obligations or the LC Guaranties or any Lender's obligation to make the Loans or the Reimbursement Obligations or maintain the LC Guaranties, and the result of any of the foregoing is to increase the cost to any Lender of making, issuing or maintaining the Loans, or to reduce the amount of any rate of return or any sum received or receivable by such Lender under this Agreement or under the Notes with respect thereto, then upon written notice of such occurrence to Borrower by such Lender (which notice shall contain a statement setting forth a description of such occurrence), Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or such reduction from the date of receipt of such notice (but not before). In such event, Borrower shall have 90 days after the date of such notice to replace the Lender giving such notice with a Lender not subject to the increased costs, and any such replacement shall not give rise to any Prepayment Premium owing to the replaced Lender.

         SECTION 8.2 Funding Losses. Borrower agrees that if Collateral Agent receives a notice (whether written or oral) of borrowing or repayment pursuant to this Agreement and Borrower fails to borrow or repay strictly in accordance therewith, then, upon demand by any Lender (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) Borrower will indemnify such Lender against any net loss or expense which such Lender may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of funds acquired by such Lender to fund or maintain Loans), as reasonably determined by such Lender, as a result of any failure of Borrower to borrow or repay any Loan on a date specified therefor in a notice (whether written or oral) of borrowing or repayment pursuant to this Agreement. For this purpose, all notices to Collateral Agent pursuant to this Agreement shall be deemed to be irrevocable.

         SECTION 8.3 Conclusiveness of Statements; Survival of Provisions. In making the determinations contemplated by this Section 8, each Lender Party may make such reasonable estimates, assumptions, allocations and the like such Lender Party in good faith determines to be appropriate; and, subject to the foregoing clause, determinations and statements of each Lender Party pursuant to this Section 8 shall be conclusive absent demonstrable error. The provisions of this Section 8 shall survive termination of this Agreement.

         SECTION 8.4 Discretion of Lenders as to Manner of Funding . Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of the Loans in any manner it sees fit.

         SECTION 9 COLLATERAL SECURITY

         SECTION 9.1 Borrower. Concurrently with or prior to the making of the initial Loan, Borrower shall execute and deliver, and shall cause each of its Subsidiaries to execute and deliver, to Collateral Agent the following:

                  9.1.1. Personal Property. A security agreement in form and substance satisfactory to the Requisite Lenders (herein, as the same may be amended, restated, modified or supplemented from time to time with the prior written consent of the Requisite Lenders, called the "Security Agreement"), and the Collateral Assignment of Asset Purchase Agreement.

                  9.1.2. Real Estate. Fee and leasehold mortgages, deeds of trust, deeds to secure debt, assignments of leases and rents, security agreements and fixture filings, covering all real estate owned or leased by Borrower and its Subsidiaries, and in form and substance satisfactory to the Requisite Lenders (herein, as the same may be amended, restated, modified or supplemented from time to time with the prior written consent of the Requisite Lenders, collectively called the "Mortgages" and individually called a "Mortgage").

                  9.1.3. Subsidiary Guaranties. In the case of each Subsidiary of Borrower, a guaranty in form and substance satisfactory to the Requisite Lenders (herein, as the same may be amended, restated, modified or supplemented from time to time with the prior written consent of the Requisite Lenders, collectively called the "Subsidiary Guaranties" and individually called a "Subsidiary Guaranty"), covering the payment and performance of all of the Liabilities.

                  9.1.4. Subsidiary Pledge Agreement. In the case of Borrower, a pledge agreement in form and substance satisfactory to the Requisite Lenders (herein, as the same may be amended, restated, modified or supplemented from time to time with the prior written consent of the Requisite Lenders, called the "Borrower Pledge Agreement"), covering all of the Subsidiary Equity Interests (or, in the case of 3304906 Canada Inc., covering not less than 66% of the Subsidiary Equity Interests of such Subsidiary).

Notwithstanding the foregoing (a) Borrower shall execute and deliver to Collateral Agent the Borrower Pledge Agreement within 60 days after the Closing Date, (b) 3304906 Canada Inc. shall not be required to execute and deliver a Security Agreement or Subsidiary Guaranty and (c) Borrower shall only be required to execute and deliver a Mortgage with respect to its leased premises in Yorba Linda, California upon the extension or renewal of Borrower's lease of such premises.

         SECTION 9.2 Parent. Concurrently with or prior to the making of the initial Loan, Borrower shall cause Parent to execute and deliver to Collateral Agent, the following:

                  9.2.1. Pledge Agreement. A pledge agreement in form and substance satisfactory to the Requisite Lenders (herein, as the same may be amended, restated, modified or supplemented from time to time with the prior written consent of the Requisite Lenders, called the "Pledge Agreement"), covering all of the Borrower Equity Interests.

                  9.2.2. Guaranty. A guaranty in form and substance satisfactory to the Requisite Lenders (herein, as the same may be amended, restated, modified or supplemented from time to time with the prior written consent of the Requisite Lenders, called the "Guaranty"), covering the payment and performance of all of the Liabilities.

         SECTION 9.3 B&L. Concurrently with or prior to the making of the initial Loan, Borrower shall cause B&L to execute and deliver to Collateral Agent a guaranty in form and substance satisfactory to the Requisite Lenders (herein, as the same may be amended, restated, modified or supplemented from time to time with the prior written consent of the Requisite Lenders, called the "B&L Guaranty"), covering the payment and performance of the Capital Expenditure Loan.

         SECTION 9.4 Warrant. Concurrently with or prior to the making of the initial Loan, Borrower shall execute and deliver to each of Union Bank and FSFP warrants to purchase common stock of Borrower in form and substance satisfactory to each such Person (herein, as the same may be amended, restated, modified or supplemented from time to time with the prior written consent of such Person, collectively called the "Warrant").

         SECTION 9.5 Change of Location or Name. So long as any of the Liabilities shall remain outstanding or any Lender shall continue to have any Commitment, Borrower shall not change, and shall not permit any of its Subsidiaries to change (a) the location of its principal place of business or chief executive office or its records concerning its business and financial affairs, or (b) its name or the name under or by which it conducts its business, in each case without first giving Collateral Agent and Lenders at least 30 days' advance written notice thereof and having taken any and all action required or desirable to maintain and preserve the first perfected Lien in favor of Collateral Agent on all property thereof free and clear of any Lien whatsoever except for Permitted Liens; provided, however, that notwithstanding the foregoing, Borrower shall not change, and shall not permit any of its Subsidiaries to change, its principal place of business or chief executive office or the location of its records concerning its business and financial affairs to any place outside the contiguous continental United States of America.

         SECTION 9.5 Deliveries; Further Assurances. Borrower agrees that it will, and will cause each of its Subsidiaries to, at its sole expense, (a) without any request by Collateral Agent or Lenders, immediately deliver or cause to be delivered to Collateral Agent, in due form for transfer (i.e., endorsed in blank or accompanied by duly executed undated blank stock or bond powers), all securities, chattel paper, instruments and documents, if any, at any time representing all or any of the Collateral, (b) upon request of the Requisite Lenders furnish or cause to be furnished to Collateral Agent such surveys, mortgagee title commitments or policies, appraisals, opinions of counsel and other documents as the Requisite Lenders reasonably may specify, (c) upon request of the Requisite Lenders, cause the Lien granted to Collateral Agent hereunder and under the Collateral Documents to be at all times duly noted on any certificate of title issuable with respect to any of the Collateral and forthwith deliver or cause to be delivered to Collateral Agent each such certificate of title, and (d) execute and deliver, or cause to be executed and delivered, to Collateral Agent in due form for filing or recording (and pay the cost of filing or recording the same in all public offices deemed necessary or advisable by the Requisite Lenders) such assignments (including, without limitation, assignments of life insurance), security agreements, mortgages, deeds of trust, pledge agreements, consents, waivers, financing statements, stock or bond powers, and other instruments and documents, and do such other acts and things, all as may from time to time be necessary or desirable to establish and maintain to the satisfaction of the Requisite Lenders a valid perfected Lien in all Property of Borrower and its Subsidiaries now or hereafter existing or acquired (free of all other Liens whatsoever other than Permitted Liens) to secure payment and performance of the Liabilities.

         SECTION 9.6 Subsequently Acquired Property. As further security for the payment, performance and observance of the Liabilities, so long as any of the Liabilities shall remain outstanding or any Lender shall continue to have any Commitment, Borrower shall, and shall cause each of its Subsidiaries to:

                  (a) acquire and maintain its respective properties in a manner which will enable Borrower and its Subsidiaries to allow such property to become subject to the Liens of the Collateral Documents;

                  (b) obtain and maintain the consent or approval of any Person whose consent or approval is required to the granting of a Lien on any such property to Collateral Agent, including a consent to each Mortgage covering real estate leased by Borrower or any of its Subsidiaries in form and substance satisfactory to the Requisite Lenders from the landlord of such real estate and any mortgagee having a Lien on such real estate (except that no such consent shall be required prior to December 31, 1997 with respect to Borrower's leased premises in Yorba Linda, California);

                  (c) execute and deliver from time to time within ten (10) days after the purchase, acquisition or renewal by Borrower or any of its Subsidiaries of any real property or leasehold interest in real property or of property subject to a titling statute or of any other personal property, asset or other right with a fair market value in excess of $50,000, additional Mortgages and such amendments and supplements to the Collateral Documents in form and substance satisfactory to the Requisite Lenders, and in such number of counterparts as the Requisite Lenders may require, by which such Person shall pledge, mortgage and grant a perfected Lien on such property, asset or right to Collateral Agent;

                  (d) execute and deliver to Collateral Agent, in form and substance satisfactory to the Requisite Lenders and in such number of counterparts as the Requisite Lenders may require, (i) an assignment of such Person's rights under any contract to construct any property with a fair market value in excess of $50,000 promptly upon entering into such contract, and (ii) such other agreements and instruments (including, without limitation, acknowledgements by other contract parties) as may be necessary to grant a Lien on such Person's rights and interests under such contract and each such property, whether under construction or otherwise, to Collateral Agent; and


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


                  (e) execute and deliver to Collateral Agent, in form and substance satisfactory to the Requisite Lenders and in such number of counterparts as the Requisite Lenders may require, assignments of such Person's rights under each lease to which such Person is a party as landlord or sublandlord, promptly upon entering into such lease, to Collateral Agent.

         SECTION 9.7 Asset Sales and Equity Sales. The parties hereto intend that all Property of Borrower and each of its Subsidiaries shall be subjected to Liens in favor of Collateral Agent to secure the Liabilities. Accordingly, Borrower shall not consummate, or permit any of its Subsidiaries to consummate, any Asset Sales or Equity Sales not permitted under Section 11.22 without the prior written consent of the Requisite Lenders, which consent may be given or withheld in the sole and absolute discretion of the Requisite Lenders, and may be based, without limitation, on any Lender Party's evaluation of the adequacy of the consideration proposed to be received by Borrower or any of its Subsidiaries in connection with any such disposition and the effect of such disposition on Borrower's and such Subsidiary's net worth, and on Net Income, Net Cash Generated, interest coverage ratios or other financial criteria. Without limiting the generality of the foregoing, and without limiting the right of the Requisite Lenders to require any other application of proceeds or modification of this Agreement and the Related Documents, or any greater payment of Loans, Reimbursement Obligations or reduction of Commitments, it is the present anticipation of the parties that all Asset Sale Proceeds and Equity Sale Proceeds will be applied as a mandatory prepayment of the Loans pursuant to
Section 2.9 and that the Commitments shall be automatically and permanently reduced in the amount of such prepayments to the extent provided in Section 2.5,
Section 2.6, Section 2.7 and Section 2.8.

         SECTION 10 REPRESENTATIONS AND WARRANTIES.

         To induce Collateral Agent, Administrative Agent and Lenders to enter into this Agreement and to induce Lenders to make Loans and other financial accommodations hereunder, Borrower represents and warrants to Collateral Agent, Administrative Agent and Lenders that:

         SECTION 10.1 Due Organization, Authorization. Borrower and each of its Subsidiaries is a corporation duly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified and in good standing in each jurisdiction where, because of the nature of its activities or properties, such qualification is required or the failure so to qualify could have a Material Adverse Effect (which jurisdictions shall include, without limitation, those jurisdictions listed in Part 1 of Schedule IX). The execution, delivery and performance by Borrower, each of its Subsidiaries and Parent of this Agreement and the Related Documents to which they respectively are parties, and the consummation of the Related Transactions, are within their respective corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval), have received all necessary governmental and other consents and approvals (if any shall be required), and do not and will not contravene or conflict with, or create a Lien or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon any of it. This Agreement and each of the Related Documents to which Borrower, any of its Subsidiaries


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


or Parent is a party are (or when executed and delivered will be) the legal, valid, and binding obligations of such Person enforceable against it in accordance with their respective terms, except as limited by general principles of equity and applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights.

         SECTION 10.2 Certain Agreements. Borrower has furnished or caused to be furnished to Lenders true, correct and complete copies of each of the Related Documents, the Acquisition Instruments, the Subordinated Loan Instruments, the Equity Instruments, the Management Agreement and the Employment Agreements (including all schedules and written disclosures in connection therewith). All representations and warranties of Borrower set forth in this Agreement and the Related Documents and all representations and warranties of Borrower and to Borrower's best knowledge after due inquiry, all representations and warranties of the other parties thereto, set forth in the Acquisition Instruments, the Subordinated Loan Instruments, the Equity Instruments, the Management Agreement and the Employment Agreements are true and correct in all material respects without any waiver or modification thereof and no default of any party exists thereunder.

         SECTION 10.3 Financial Information; Financial Condition. All balance sheets, all statements of net assets, all statements of operations, of shareholders' equity and of changes in financial position, and other financial data (other than projections) which have been or shall hereafter be furnished to any Lender Party for the purposes of or in connection with this Agreement, the Related Documents or the Related Transactions (including the financial information referred to below, except for the projections referred to in clause
(d) below) have been and will be prepared in accordance with GAAP consistently applied throughout the periods involved and do and will present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby except that (i) in the case of the Audited Financials (as defined below), the foregoing representation is made (A) subject to adjustments and inconsistencies which may arise in connection with the preparation of consolidated financial statements of Seller and (B) except as otherwise stated in the reports that accompanied the Audited Financials, (ii) the Unaudited Financials (as defined below) have been prepared in accordance with Seller's usual historical practice for the preparation of monthly financial statements and the foregoing representation is subject to adjustments and inconsistencies arising therefrom and (iii) the foregoing representation with respect to such financial data of Seller is made by Borrower to its best knowledge after due inquiry. All projections (including, without limitation, the projections described in clause (d) below) which have been or shall be furnished to any Lender Party for purposes of or in connection with this Agreement, the Related Documents or the Related Transactions have represented and will represent at the time made management's best estimates of future performance, based upon historical financial information and reasonable assumptions of management. Such financial data include, without limitation, the following financial statements and reports which have been furnished to Lenders prior to the date hereof:

                  (a) the audited consolidated balance sheet of Seller as of December 31, 1995 and the statement of net assets of Steri-Oss as of December 31, 1995 and the eight month


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


         period ended August 24, 1996 and the related combined statements of income and cash flows of Steri-Oss for the periods ending on such dates (the "Audited Financials");

                  (b) the unaudited statement of net assets of Steri-Oss and related combined statements of income and cash flows of Steri-Oss certified by the chief financial officer of B&L, for the month ending September 27, 1996 and for the month of October, 1996 (the "Unaudited Financials");

                  (c) pro forma consolidated balance sheet of Borrower and its Subsidiaries as of October 25, 1996 after giving effect to all Related Transactions;

                  (d) consolidated cash flow projections for Borrower and its Subsidiaries for the Fiscal Years 1997 through 2002, based on the historical financial statements and records of Steri-Oss, after giving effect to all Related Transactions; and

                  (e) projected consolidated balance sheets, and statements of earnings, shareholders' equity and changes in financial position for Borrower and its Subsidiaries for each month in Fiscal Year 1997 and each quarter in Fiscal Year 1998, based on the historical financial statements and records of Steri-Oss, after giving effect to all Related Transactions.

As of the Closing Date there has been no material adverse change since August 24, 1996 in the financial condition, operations, assets, business or prospects of Steri-Oss or B&L, other than as a result of the Related Transactions, from that reflected in the financial information referred to in clauses (a) through
(c). No notices or other communications have been given or received with respect to the matters described in Section 4.23 of the Asset Purchase Agreement, except such as have been delivered to Lenders by Borrower prior to the Closing Date.

         On the Closing Date and after giving effect to the Related Transactions, (i) the assets of Borrower and each of its Subsidiaries, including Intangible Assets, at a fair valuation, will exceed its liabilities, including contingent liabilities, (ii) the capital of Borrower and each of its Subsidiaries will not be unreasonably small to conduct its business and (iii) neither Borrower nor any of its Subsidiaries has incurred debts, nor does it intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this Section 10.3, "debt" means any liability on a claim, "claim" means a (x) right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (y) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured and "contingent liabilities" shall be computed as the amount of such liabilities which, in light of all the facts and circumstances existing on the date hereof, represents the maximum amount that reasonably can be expected to become absolute and matured liabilities determined in good faith.


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


         SECTION 10.4 Litigation and Contingent Obligations. As of the date of the initial Loan, except as set forth (including estimates of the dollar amounts involved) in Schedule V hereto and except for claims as to which the insurer has admitted coverage in writing and which are fully covered by insurance, no claims, litigation (including, without limitation, derivative actions and litigation with respect to any Employee Benefit Plan), arbitration, governmental investigation or proceeding or inquiry is pending or, to the best of Borrower's knowledge after due inquiry, threatened against Borrower, any of its Subsidiaries, Parent or Seller which could, if adversely determined, have a Material Adverse Effect. As of the date of the initial Loan, other than any liability incident to such claims, litigation or proceedings, neither Borrower nor any of its Subsidiaries has any material Contingent Obligations not provided for or referred to in the financial statements delivered under Section 10.3(a) or (b) or in Schedule XII hereto.

         SECTION 10.5 Liens. At all times on and after the making of the initial Loan, none of the assets of Borrower or any of its Subsidiaries will be subject to any Lien, except for Permitted Liens which (except for Permitted Prior Liens) are junior to the Lien of the Collateral Documents. Except as described in Part 1 of Schedule XII and except for Permitted Prior Liens, Collateral Agent will obtain, as security for the Liabilities, (a) a legally valid and binding first Lien on all real property and interests in real property described in the Mortgages, and (b) a first perfected Lien on all other property described in the Collateral Documents as being pledged, assigned or granted thereby. The legal descriptions attached to the Mortgages, together with the descriptions of other property described in the Collateral Documents, correctly describe all property used in the business or operations of Borrower and its Subsidiaries in a manner sufficient to create an enforceable Lien on or security interest in such property.

         SECTION 10.6 Absence of Default. Neither Borrower nor any of its Subsidiaries is in material default under any contract or contracts (a) to which it is a party or by which it is bound, and (b)(i) pursuant to which Borrower and/or such Subsidiary provides goods or services to a customer which contributed more than $250,000 of gross revenue during the prior Fiscal Year of Borrower or which is reasonably expected to contribute more than $250,000 of gross revenue during the current Fiscal Year of Borrower, or (ii) pursuant to which Borrower and/or such Subsidiary incurs Lease Obligations in excess of $100,000 during any Fiscal Year, or (iii) which cannot be replaced without material expense, delay or interruption of business (including, without limitation, any Material Intellectual Property Right).

         SECTION 10.7 Employee Benefit Plans.

                  (a) Neither Borrower nor any member of its Controlled Group have incurred any liability with respect to any Pension Plan or Multiemployer Plan other than to pay premiums to the PBGC and make contributions to any such Pension Plan (provided that any such contributions and premiums which have been due have been paid).

                  (b) With respect to each Pension Plan, full and timely payment has been made of all amounts required under Code Section 412, Section 302 of ERISA and under the terms of each such plan; no event or condition has occurred which has or could result in the imposition of a lien or an accumulated funding deficiency (whether or not waived) under Code Section 412 or Section 302 of ERISA; Borrower and each member of its Controlled Group have fulfilled their obligations, if any, under the minimum funding standards of ERISA and the Code; and no security has been posted or is required to be posted under Section 401(a)(29) of the Code or Section 307 of ERISA.

                  (c) No steps have been taken to terminate any Pension Plan or to withdraw from any Multiemployer Plan.

                  (d) No Reportable Event has occurred with respect to any Pension Plan.

                  (e) Neither Borrower nor any member of its Controlled Group has any material contingent liability with respect to any post-retirement benefits under a Welfare Plan (other than liability for health care continuation coverage in compliance with the requirements of Part 6 of Subtitle B of Title I of ERISA or Section 4980B of the
         Code).

                  (f) Each Employee Benefit Plan (i) complies in form with any requirements of ERISA and has been operated and administered in a manner so as not to result in any liability to Borrower or any member of its Controlled Group for failure to comply with ERISA, (ii) if intended to qualify under the Code, is in form and has been administered in a manner so as not to result in any liability to Borrower or any member of its Controlled Group for failure to comply with the applicable provisions thereof, and (iii) has no other conditions existing or events or transactions which have occurred with respect to such plan which could result in the incurrence by Borrower or any member of the Controlled Group of any liability, except, in the case of each of the foregoing clauses (i), (ii) and (iii) as may (x) be funded or adequately reserved on the balance sheet of Borrower or one of its Controlled Group members, (y) not result in the incurrence of any liability by Borrower or any member of its Controlled Group (net of any reduction in liability arising out of the same condition, event or transaction) in excess of $100,000 (in the aggregate) or (z) arise in connection with the adoption of any Employee Benefit Plan by Borrower or any member of its Controlled Group in compliance with Section 4.8 of the Asset Purchase Agreement.

                  (g) Borrower is not an Employee Benefit Plan, Borrower's assets do not constitute assets of an Employee Benefit Plan and the execution, performance and delivery of this Agreement or the execution of any Related Transactions will not involve any prohibited transaction, as defined in Section 406 of ERISA or Section 4975 of the Code, for which an exemption is unavailable.

         SECTION 10.8 Investment Company Act; Public Utility Holding Company Act. Neither Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," within the meaning of the Public Utility

Holding Company Act of 1935, as amended.

         SECTION 10.9 Regulations G, U and X. Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, U or X of the Board of Governors of the Federal Reserve System). Neither Borrower nor any of its Affiliates or any Person acting on its behalf has taken or will take action to cause the execution, delivery or performance of this Agreement or the Notes, the making or existence of the Loans or the use of proceeds of the Loans to violate Regulation G, U or X of the Board of Governors of the Federal Reserve System.

         SECTION 10.10 Proceeds. The proceeds of the initial Revolving Loans, Working Capital Loans, Term Loans, Subordinated Loans and Initial Equity Contribution will be used for (a) the payment in full of the obligations of Borrower pursuant to the Acquisition, (b) the payment of the costs, expenses, fees and taxes incurred by Borrower in connection therewith, including, without limitation, costs, expenses, fees and taxes incurred pursuant to Section 14.4,
(c) the payment in full of the Indebtedness to be Refinanced and (d) working capital purposes. The proceeds of subsequent Loans will be used for working capital purposes, to pay for capital improvements, and for other purposes permitted hereunder; provided, however, that the proceeds of Capital Expenditure Loans shall be used solely to finance capital expenditures by Borrower.

         SECTION 10.11 Acquisition Instruments. At the time of the making of the initial Loan: (a) the Acquisition will have been consummated in accordance with the Acquisition Instruments; (b) all material consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Acquisition will have been obtained, given, filed or taken and shall be in full force and effect, and all required waiting periods will have elapsed; and (c) all actions pursuant to the Acquisition Instruments or in furtherance of the Acquisition, will have been taken in material compliance with all Requirements of Law. The warranties and representations of Parent contained in the Guaranty and the Pledge Agreement and of Borrower's Subsidiaries contained in the Security Agreement, the Subsidiary Guaranties and the Mortgages are and will be true and correct in all material respects. All representations and warranties set forth in Articles 2 and 3 of the Asset Purchase Agreement are true and correct in all material respects as if made as of the Closing Date.

         SECTION 10.12 Insurance. Schedule VI hereto sets forth a true and correct summary of all insurance carried by Borrower and its Subsidiaries. Borrower and its Subsidiaries are adequately insured for its benefit under policies issued by insurers of recognized responsibility. No notice of any pending or threatened cancellation or premium increase has been received by Borrower or any of its Subsidiaries with respect to any of such insurance policies. Borrower and its Subsidiaries are in compliance with all conditions contained in such insurance policies.

         SECTION 10.13 Material Disruptions. As of the date of the initial Loan, neither the business nor the properties of Borrower or any of its Subsidiaries is affected, or anticipated to


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


be affected, by any existing event of Force Majeure or other existing casualty which could reasonably be expected to have a Material Adverse Effect.

         SECTION 10.14 Patents, Trademarks Borrower and its Subsidiaries own and possess, or are licensed under valid and enforceable license agreements to use, all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, trade secrets, mask works and copyrights as are necessary for the conduct of their respective businesses as now conducted or presently proposed to be conducted without any infringement upon rights of others which could have a Material Adverse Effect, and, except as set forth in Part 1 of Schedule VII, there is no individual patent, patent right, trademark, trademark right, trade name, trade name right, service mark, service mark right, trade secret, mask work or copyright the loss of which could have a Material Adverse Effect (any such item, whether or not set forth on Schedule VII, being herein called a "Material Intellectual Property Right"). Parts 1 and 2 of Schedule VII together contain a complete list of all patents, trademarks, copyrights, service marks, mask works and license agreements relating to patent rights, trademark rights, trade name rights, service mark rights, trade secrets, mask works and copyrights owned or licensed by Borrower or any of its Subsidiaries.

         SECTION 10.15 Ownership of Properties; Property Schedule. On the date of the initial Loan and after giving effect to all Related Transactions, Borrower and its Subsidiaries will have good and marketable title to all of their respective material properties and assets, real and personal, of any nature whatsoever. Schedule VIII contains descriptions of all real and personal property (a) in which Borrower or any of its Subsidiaries has an interest as of the date hereof, (b) with respect to which the Collateral Documents will not create a valid and perfected first lien and security interest and (c) which cannot be replaced without material expense, delay or interruption of business.

         SECTION 10.16 Business Locations; Trade Names. Schedule IX contains (a) a list of each of the locations where Borrower or any of its Subsidiaries maintains an office, a place of business or any records, (b) a list of each name under or by which Borrower, any of its Subsidiaries, or to Borrower's best knowledge after due inquiry, Steri-Oss or any of its predecessors, conducts its business or has conducted business at any time during the five year period prior to the Closing Date and (c) a complete and accurate address and legal description of each parcel of real estate owned or leased by Borrower.

         SECTION 10.17 Accuracy of Information. No statement by Borrower contained in any document delivered to any Lender Party by Borrower in connection with this Agreement or any transaction contemplated hereby contains (or will contain) an untrue statement of a material fact or omits (or will omit) to state a material fact necessary to make the statements made, in light of the circumstances in which made, not materially false or misleading.

         SECTION 10.18 Subsidiaries. Borrower has no Subsidiaries other than 3304906 Canada, Inc., and Parent has no Subsidiaries other than Borrower and Borrower's Subsidiaries.


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


         SECTION 10.19 Hazardous Materials. Except as disclosed in Schedule X hereto, (a) neither Borrower nor, to the best knowledge of Borrower after due inquiry, any other Person has ever caused or permitted any Hazardous Material to be released, treated, stored or disposed of in a manner which could form the basis for any claim, demand, proceeding or action by any Person, past, present or future on, under or at any real property legally or beneficially owned (or any interest or estate in real property which is owned) or operated by Borrower or any of its Subsidiaries (including, without limitation, any property owned by a land trust the beneficial interest in which is owned in whole or in part by Borrower or any of its Subsidiaries), (b) no such real property has ever been used (by Borrower or, to the best knowledge of Borrower after due inquiry, any other Person) as (i) a disposal site for any Hazardous Material in violation of any Requirement of Law or (ii) a storage site for any Hazardous Material in violation of any Requirement of Law, and (c) neither Borrower nor, to the best knowledge of Borrower after due inquiry, any other Person has ever caused or permitted any Hazardous Material to be transported, released, treated, stored or disposed of at any location other than those identified in Schedule X in a manner which could reasonably be expected to form the basis for any claim, demand, proceeding or action by any Person.

         SECTION 10.20 Agent's Fees. No agent, broker, investment banker, Person, or firm acting on behalf of Borrower or any of its Affiliates, or under the authority of any such Person, is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, from any of the parties hereto in connection with any of the transactions contemplated herein, except for Larkspur Capital Corporation whose fees and expenses (not to exceed $2,500,000) will be paid by Borrower on the date the initial Loans are made and other Persons whose fees and expenses will be paid by Borrower on the date the initial Loans are made.

         SECTION 10.21 Taxes. Borrower and each of its Subsidiaries has filed all tax returns that are required to be filed by it or on behalf of any Employee Benefit Plan (other than tax returns for which the time for filing has not yet expired), and has paid or provided adequate reserves for the payment of all taxes, including, without limitation, all payroll taxes and federal and state withholding taxes, and all assessments payable by it that have become due, other than those that are not yet delinquent or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP. As of the Closing Date there is no ongoing audit or other governmental investigation of the tax liability of Borrower, any of its Subsidiaries or any Employee Benefit Plan and there is no unresolved claim by a taxing authority concerning the tax liability of Borrower or any of its Subsidiaries (or by any governmental authority with respect to any Employee Benefit Plan), for any period for which returns have been filed or were due. As used in this Section 10.21, the term "taxes" includes all taxes of any nature whatsoever and however denominated, including, without limitation, excise, import, governmental fees, duties and all other charges, as well as additions to tax, penalties and interest thereon, imposed by any government or instrumentality, whether federal, state, local, foreign or other.

         SECTION 10.22 Securities Laws. Neither Borrower nor any Affiliate of Borrower,


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


nor anyone acting on behalf of any such Person, has directly or indirectly offered any interest in the Notes, any of the other Liabilities or the LC Guaranties for sale to, or solicited any offer to acquire any such interest from, or has sold any such interest to any Person that would subject the issuance or sale of the Notes, any of the other Liabilities or the LC Guaranties to registration under the Securities Act of 1933, as amended.

         SECTION 10.23 Governmental Authorizations. Borrower and each of its Subsidiaries has all licenses, franchises, permits and other governmental authorizations necessary for all businesses presently carried on by it (including owning and leasing the real and personal property owned and leased by it), except where failure to obtain such licenses, franchises, permits and other governmental authorizations could not reasonably be expected to (a) subject Borrower, any of its Subsidiaries or any of their respective officers to criminal liability or (b) have a Material Adverse Effect.

         SECTION 10.24 Compliance with Laws. Neither Borrower nor any of its Subsidiaries (a) is in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any governmental authority, which violation could reasonably be expected to subject Borrower, any of its Subsidiaries or any of their respective officers, to criminal liability or have a Material Adverse Effect, and Borrower has not received any written notice alleging any such violation, (b) has failed to file in a timely manner all reports, documents and other materials required to be filed by it with any governmental bureau, agency or instrumentality (and the information contained in each of such filings is true, correct and complete in all respects), except where failure to make such filing could not reasonably be expected to have a Material Adverse Effect and (c) has failed to retain all records and documents required to be retained by it pursuant to any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any governmental authority, except where failure to retain such records could not reasonably be expected to subject Borrower, any of its Subsidiaries or any of their respective officers to criminal liability or have a Material Adverse Effect.

         SECTION 10.25 Employees and Labor. There is no unfair labor practice complaint against Borrower or any of its Subsidiaries pending before the National Labor Relations Board or any state or local agency nor is there a labor strike or other labor dispute, pending or threatened, affecting any of the foregoing which if adversely resolved could have a Material Adverse Effect; there is no existing representation question respecting the employees of Borrower or any of its Subsidiaries nor are there organizational attempts affecting any of the employees of any of the foregoing which could have a Material Adverse Effect; there is no grievance pending or threatened against Borrower or any of its Subsidiaries; and no labor disputes or work stoppages involving Borrower or any of its Subsidiaries are pending or threatened which could have a Material Adverse Effect. No customer or supplier of Borrower or any of its Subsidiaries is involved in, or threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding which could have a Material Adverse Effect.

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         SECTION 11 COVENANTS.

         Until the expiration or termination of the Commitments and thereafter until the Notes and all other Liabilities are paid in full, Borrower agrees that it will, and will cause each of its Subsidiaries to:

         SECTION 11.1 Reports, Certificates and other Information. Furnish or cause to be furnished to each Lender:

                  11.1.1. Initial Balance Sheet. As soon as practicable, and in any event no later than December 15, 1996, a consolidated balance sheet as of the Closing Date (and after giving effect to all Related Transactions) of Borrower and its Subsidiaries certified by the chief financial officer of Borrower and, except as may be consented to by Lenders, without significant variation from the balance sheet referred to in Section 10.3(c).

                  11.1.2. Audit Report. As soon as available, but in any event within 90 days after the end of each Fiscal Year: (i) copies of the consolidated and consolidating balance sheets of Borrower and its Subsidiaries as at the end of such Fiscal Year and the related statements of earnings, shareholders' equity and cash flows for such Fiscal Year, in each case setting forth in comparative form the figures for the previous year and Borrower's business plan for such Fiscal Year, prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein, certified, without a going concern or like qualification or qualification arising out of the scope of the audit, by Price Waterhouse LLP (or such other independent certified public accountants of recognized standing as shall be selected by Borrower with the approval of the Requisite Lenders); (ii) a certificate from the accountants identified in clause
         (i) of this Section 11.1.2 containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in Section 11, and to the effect that, in making the examination necessary for the signing of the annual audit report of Borrower and its Subsidiaries by such accountants, whether or not they have become aware of any non-compliance by Parent, Borrower or any of Borrower's Subsidiaries, or any Event of Default or Unmatured Event of Default, under this Agreement or the Related Documents; (iii) if possible through the exercise of Borrower's reasonable best efforts, a letter addressed to Borrower and its Subsidiaries from the accountants identified in clause (i) of this Section 11.1.2 stating that such accountants have been informed that a primary intent of Borrower and its Subsidiaries was for the professional services such accountants provided to Borrower and its Subsidiaries in preparing their audit report and the certificate referred to in clause (ii) above to benefit or influence Lenders, and identifying Lenders as parties that Borrower and its Subsidiaries have indicated intend to rely on such professional services provided to Borrower and its Subsidiaries by such accountants;
         (iv) a copy of each management representation letter given by management of Borrower to such accountants; and (v) product line information for Borrower and its Subsidiaries for such fiscal period.

                  11.1.3. Quarterly Reports. As soon as available, but in any event within 45 days after the end of each Fiscal Quarter of Borrower:
         (i) copies of the unaudited consolidated and consolidating balance sheets of Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the related unaudited statements of earnings, shareholders' equity and cash flows for such Fiscal Quarter and the portion of the Fiscal Year through such Fiscal Quarter, in each case setting forth in comparative form the figures for the corresponding periods of the previous Fiscal Year and Borrower's business plan for such Fiscal Quarter, prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and certified by the chief financial officer of Borrower as presenting fairly the financial condition and results of operations of Borrower and its Subsidiaries (subject to normal year-end audit adjustments); and (ii) product line information for Borrower and its Subsidiaries for such fiscal period in a form reasonably satisfactory to the Requisite Lenders for such products or classes of products as the Requisite Lenders shall require.

                  11.1.4. Monthly Reports. As soon as available, but in any event within 30 days after the end of each month, copies of the unaudited consolidated and consolidating balance sheets of Borrower and its Subsidiaries as at the end of such month and the related unaudited statements of earnings and cash flows for such month and the portion of the Fiscal Year through such month, in each case setting forth in comparative form the figures for the corresponding periods of the previous Fiscal Year and Borrower's business plan for the portion of the Fiscal Year through such month, prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and certified by the chief financial officer of Borrower as presenting fairly the financial condition and results of operations of Borrower and its Subsidiaries (subject to normal year-end audit adjustments).

                  11.1.5. Business Plan. As soon as available, but in any event:
         (i) within 30 days after the beginning of each Fiscal Year, a copy of the plan and forecast (including a projected closing balance sheet and projected income statements and funds flow statements) of Borrower and its Subsidiaries for such Fiscal Year; and (ii) within 30 days after the end of the second Fiscal Quarter of Borrower in each Fiscal Year, an update of each plan and forecast delivered with respect to the Fiscal Year in which such Fiscal Quarter occurs, reflecting changes in such plan resulting from actual and then anticipated results and forecasts.

                  11.1.6. Compliance Certificates; Management Reports. Contemporaneously with the furnishing of a copy of each annual audit report and of each set of statements provided for in Sections 11.1.2,
         11.1.3 and 11.1.4, (i) a duly completed certificate in substantially the form of Exhibit I (each a "Compliance Certificate"), signed by the chief financial officer of Borrower, containing, among other things, a computation of, and showing compliance with, each of the applicable financial ratios and restrictions contained in this Section 11 and to the effect that as of such date no Event of Default or Unmatured Event of Default has occurred and is continuing, or, if one has occurred, the steps being taken with respect thereto and (ii) a report of an executive officer of Borrower satisfactory to the Requisite Lenders describing the financial performance of Borrower during the period covered by the statements provided for in Sections 11.1.2, 11.1.3 and 11.1.4 and setting forth any significant events occurring during such period affecting Borrower.

                  11.1.7. Auditors' Materials. Promptly upon receipt thereof, copies of all detailed financial and management reports regarding Borrower submitted to Borrower by independent public accountants in connection with each annual or interim audit report made by such accountants of the books of Borrower or any of its Subsidiaries.

                  11.1.8. Reports to SEC and to Shareholders. Promptly upon the filing or making thereof, copies of each filing and report made by Borrower, Parent or any of their Subsidiaries with or to any securities exchange or the Securities and Exchange Commission and of each written communication from Borrower or Parent to its shareholders generally.

                  11.1.9. Notice of Default, Litigation, Intellectual Property and ERISA Matters. Forthwith upon learning of the occurrence of any of the following, written notice thereof, describing the same and the steps being taken by Borrower with respect thereto: (i) any expectation of uncollectability of, material delay in collection of, or other impairment of any Account Receivable in excess of $100,000, (ii) the occurrence of an Event of Default or an Unmatured Event of Default,
         (iii) the institution of, or any adverse determination or materially adverse development in, any litigation, arbitration proceeding or governmental proceeding which could have a Material Adverse Effect,
         (iv) the occurrence of a Reportable Event with respect to a Pension Plan, (v) the institution of any steps to terminate any Pension Plan,
         (vi) the institution of any steps to completely or partially withdraw from any Multiemployer Plan, (vii) the failure of Borrower or any member of its Controlled Group to make a required contribution to a Pension Plan if such failure is sufficient to give rise to a lien under
         Section 412 of the Code or Section 302 of ERISA, (viii) the adoption of any amendment which would require Borrower or any member of its Controlled Group to provide security to the Plan under Section 401(a)(29) of the Code or Section 307 of ERISA, (ix) the incurrence of any increase in the contingent liability of Borrower or any member of its Controlled Group or any other conditions, events or transactions with respect to any present (or future) Employee Benefit Plan which (a) is not reserved on the balance sheet of Borrower or one of its Controlled Group members, (b) could result in the incurrence by Borrower or any member of its Controlled Group of any liability (net of any reduction in liability arising out of the same condition, event or transaction) in excess of $100,000 (in the aggregate) and (c) is not in connection with the adoption by Borrower or any member of its Controlled Group of any Employee Benefit Plan in compliance with
         Section 4.8 of the Asset Purchase Agreement, (x) the commencement of any dispute which might lead to the modification, transfer, revocation, suspension or termination of any Related Document, (xi) any expectation of the termination (without renewal), loss, suspension or other impairment of Borrower's rights under any Material Intellectual Property Right or (xii) any event or events which could have a Material Adverse Effect.

                  11.1.10. Insurance Reports. (i) Within 90 days after the end of each Fiscal Year, a certificate signed by its chief financial officer that summarizes the insurance policies, including, without limitation, any Key-Man Life Insurance, carried by Borrower and its Subsidiaries (such certificate to be in form and substance satisfactory to the Requisite Lenders), and (ii) written notification 30 days prior to any cancellation or material change of any such insurance by Borrower and within 5 days after receipt of any notice (whether formal or informal) of cancellation, reduction in coverage, shortening of policy period or material adverse change by any of its insurers.

                  11.1.11. Withdrawal Liability. With respect to each Multiemployer Plan, (i) no less frequently than annually, a written estimate (which shall be based on information received from each such plan, it being expressly understood that Borrower shall take all reasonable steps to obtain such information) of the withdrawal liability that would be incurred by Borrower or any member of its Controlled Group in the event that all companies in the Controlled Group were to completely withdraw from that plan, and (ii) written notice thereof, as soon as it has reason to believe (on the basis of the most recent information available to it) that the sum of (a) the withdrawal liability that would be incurred by the Controlled Group if all companies in the Controlled Group completely withdrew from all multiemployer plans as to which any company in the Controlled Group has an obligation to contribute, and (b) the aggregate amount of the outstanding withdrawal liability (without unaccrued interest) incurred by the Controlled Group to multiemployer plans, would exceed $100,000.

                  11.1.12. Information Concerning Parent and its Subsidiaries.
         (i) Forthwith upon learning thereof, written notice of the occurrence with respect to Parent or any Subsidiary of Parent of any of the events the occurrence of which in relation to Borrower would constitute an Event of Default or an Unmatured Event of Default under Section 13.1.5;
         (ii) prompt written notice of execution of any binding agreement by Parent or any of its Subsidiaries to merge or consolidate into or with, or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest in, any other Person, or for the sale, transfer, lease or conveyance by Parent or any of its Subsidiaries of all or any substantial part of its Property or sale or assignment without recourse of any of its receivables; and (iii) forthwith upon the receipt by Borrower thereof, any request by Person to transfer or to record any pledge of any Borrower Equity Interests or Subsidiary Equity Interests.

                  11.1.13. List of Officers and Directors. (i) Not more than 10 Business Days after each anniversary date of the initial Loan, a complete list of the officers and directors of Borrower, and (ii) within 15 Business Days of any change in the information provided pursuant to the foregoing clause (i), written notice of such change.

                  11.1.14. Tax Returns and Receipts. Upon request by the Requisite Lenders, within: (i) 30 days after the filing thereof, copies of all tax returns filed by Borrower, any of its Subsidiaries or Parent with any Federal or state taxing authority; and (ii) 30 days after receipt thereof by Borrower, evidence of payment of property taxes.

                  11.1.15. Other Information. From time to time, such other information concerning Borrower as any Lender reasonably may request.

         SECTION 11.2 Corporate Existence; Foreign Qualification. Do and cause to be done at all times all things necessary to (a) maintain and preserve the corporate existence of Borrower, each of its Subsidiaries and Parent, (b) be, and ensure that Parent and each Subsidiary of Borrower is, duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary, except any such jurisdiction where the failure to so qualify could have a Material Adverse Effect (which jurisdictions shall include, without limitation, those jurisdictions listed in Part I of Schedule IX) and (c) comply, and cause its Subsidiaries and Parent to comply, with all Contractual Obligations and Requirements of Law binding upon such entity, except to the extent that the failure to comply therewith could not have a Material Adverse Effect.

         SECTION 11.3 Books, Records and Inspections. (a) Maintain, and cause each of its Subsidiaries to maintain, complete and accurate books and records;
(b) permit, and cause each of its Subsidiaries to permit, access at reasonable times by any Lender to its books and records; (c) permit, and cause each of its Subsidiaries to permit, any Lender to inspect at reasonable times its properties and operations; and (d) permit, and cause each of its Subsidiaries to permit, any Lender to discuss its business, operations and financial condition with its officers.

         SECTION 11.4 Insurance. (a) Maintain, and cause each of its Subsidiaries to maintain, such insurance as may be required by law, by the Collateral Documents or otherwise by the Requisite Lenders, all to such extent and against such hazards and liabilities, as is customarily maintained by prudent companies similarly situated, (b) maintain, and cause each of its Subsidiaries to maintain, a sufficient amount of insurance so that none of Borrower, any of its Subsidiaries, Collateral Agent or any Lender will be considered a co-insurer or co- insurers, (c) with respect to each liability insurance policy, (A) cause such policy to provide, pursuant to endorsements in form and substance satisfactory to the Requisite Lenders, that Collateral Agent is named as an additional insured and that the insurer will give Collateral Agent 30 days' prior written notice of the termination of such policy and (B) notify Collateral Agent within 5 days after obtaining any new policy, or increasing coverage under any existing policy, describing in detail in such notice any such new policy or increase, (d) with respect to each physical damage or casualty policy and each life insurance policy, (A) cause such policy to provide, pursuant to endorsements in form and substance satisfactory to the Requisite Lenders, that Collateral Agent is named as a loss payee as to personal property and a mortgagee as to real property and that the insurer will give Collateral Agent 30 days' prior written notice of the termination or material modification of such policy, (B) use its reasonable best efforts to cause such policy to provide, pursuant to endorsements in form and substance satisfactory to the Requisite Lenders, that the insurance shall not be invalidated as against Collateral Agent or any Lender by any action or inaction of any Person other than Collateral Agent or such Lender, regardless of any breach or violation of any warranty, declaration or condition contained in such policy, (C) as against Collateral Agent and Lenders, use its reasonable best efforts to cause the insurers to waive any rights of subrogation to the extent that the named insured has waived such rights (and Borrower hereby irrevocably and unconditionally waives any right of subrogation against Collateral Agent and Lenders, except for claims arising out of the gross negligence or willful misconduct of Collateral Agent or Lenders), and (D) notify Collateral Agent within 5 days of obtaining any new policy or increasing coverage under any existing policy, describing in detail in such notice any such new policy or increase and (e) with respect to any Key-Man Life Insurance obtained by Borrower, (A) cause such policy to be assigned to Collateral Agent for collateral security and to provide that the insurer will give Collateral Agent 30 days' prior written notice of the termination or modification of such policy, (B) cause the insurer to acknowledge and consent to such assignment and
(C) notify Collateral Agent within 5 days after obtaining any new policy, describing in detail in such notice any such new policy.

         SECTION 11.5 Taxes and Liabilities. Pay, and cause each of its Subsidiaries to pay, when due all material taxes, assessments and other material liabilities except as contested in good faith and by appropriate proceedings with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP if and so long as forfeiture of any part of the Collateral will not result from the failure to pay any such taxes, assessments or other material liabilities during the period of any such contest.

         SECTION 11.6 Environmental Liabilities. Comply, and cause each of its Subsidiaries to comply, with all Requirements of Law regarding Hazardous Material, the failure to comply with which could reasonably be expected to have a Material Adverse Effect; and, without limiting the foregoing, not, and not permit any other Person to, except in accordance with all Requirements of Law (except where the failure to comply with such Requirements of Law could not reasonably be expected to have a Material Adverse Effect), dispose of any Hazardous Material into, onto or from, any real property owned or operated by it or any of its Subsidiaries, nor allow any lien imposed pursuant to any law, regulation or order relating to Hazardous Materials or the disposal thereof to be imposed or to remain on such real property.

         SECTION 11.7 Compliance with Laws. Comply, and cause each of its Subsidiaries to comply, with all Requirements of Law related to its business if the failure so to comply could have a Material Adverse Effect.

         SECTION 11.8 Maintenance of Permits. Maintain, and cause each of its Subsidiaries to maintain, all permits, licenses and consents as are required for the conduct of its business by any state, federal or local government agency or instrumentality (including, without limitation, any such license, consent or permit relating to Hazardous Materials or the disposal thereof) if the failure to maintain such licenses, permits and consents could have a Material Adverse Effect.

         SECTION 11.9 Collateral Documents. Cause the Collateral Documents, as security for the payment, performance and observance of all of the Liabilities, to be and remain valid, perfected Liens on and security interests in all assets of Borrower and its Subsidiaries now or hereafter existing or acquired (free of all other Liens whatsoever other than Permitted Liens).

         SECTION 11.10 Employee Benefit Plans. (i) Maintain, and cause each member of the Controlled Group to maintain, each Pension Plan as to which it may have any liability, in compliance in all material respects with all applicable Requirements of Law or as required pursuant to a collective bargaining agreement, or if intended to qualify under Section 401(a) or 501(a) of the Internal Revenue Code, in form and administered in a manner so as not to result in any material liability to Borrower for failure to comply with the applicable provisions thereof, and (ii) not institute any actions which could give rise to any of the following, unless the liability to Borrower arising from the same (net of any reduction in liability arising out of the same condition, event or transaction) will not exceed $100,000 or is adequately reserved on the balance sheet of Borrower or one of its Controlled Group members: (a) a Reportable Event with respect to a Pension Plan, (b) the complete or partial withdrawal from any Multiemployer Plan, (c) an amendment, modification or termination of a Pension Plan or the entering into of any new Employee Benefit Plan other than in connection with the adoption of any Employee Benefit Plan by Borrower or any member of its Controlled Group in compliance with Section 4.8 of the Asset Purchase Agreement (whether or not resulting in the posting of a security under Section 401(a)(29) of the Internal Revenue Code or Section 302 of ERISA), (d) an obligation to file a notice of intent to terminate a Pension Plan under ERISA,
(e) a lien under Section 412 of the Internal Revenue Code or Section 302 of ERISA, (f) the institution of proceedings to terminate a Pension Plan by the Pension Benefit Guaranty Corporation, or (g) other than in the ordinary course or in connection with the adoption by Borrower or any member of its Controlled Group of any Employee Benefit Plan in compliance with Section 4.8 of the Asset Purchase Agreement, the incurrence of any increase in the contingent liability of Borrower or any other conditions, events or transactions with respect to any present (or future) Employee Benefit Plan.

         SECTION 11.11 Indebtedness. Not incur or permit to exist, or permit any of its Subsidiaries to incur or permit to exist, any Indebtedness or accounts payable except (a) the Loans and the other Liabilities, (b) the Subordinated Indebtedness, (c) deferred taxes, (d) current accounts payable arising in the ordinary course of business, (e) non-current accounts payable which it is contesting in good faith and by appropriate proceedings diligently conducted, and with respect to which adequate reserves have been established, and are being maintained, in accordance with and as required by GAAP, (f) Indebtedness shown on Part 1 of Schedule XII, (g) Indebtedness in respect of the deferred payment of insurance premiums, provided that the aggregate amount of such premiums which may be deferred in any Fiscal Year shall not exceed $100,000, (h) other Indebtedness hereafter incurred in connection with Permitted Liens, (i) Indebtedness in respect of unpaid Reimbursement Obligations in respect of drawings under Permitted LCs, provided that no such unpaid Reimbursement Obligations shall be outstanding for more than one Business Day and (j) other Indebtedness not in excess of $50,000 outstanding at any time.

         SECTION 11.12 Liens. Not create or permit to exist, or permit any of its

Subsidiaries to create or permit to exist, any Lien with respect to any assets now or hereafter existing or acquired, except Permitted Liens.

         SECTION 11.13 Current Ratio. Not permit the Current Ratio as of the last day of any month during any period set forth below to be less than the amount set forth below opposite such period:


                           Period                                               Amount
                           ------                                               ------
         December 1, 1996 through December 31, 1997                              1.50
         January 1, 1998 through June 30, 1998                                   1.75
         July 1, 1998 through December 31, 2000                                  2.00
         January 1, 2001 through December 31, 2001                               2.25
         January 1, 2002 through December 31, 2002                               3.00

         SECTION 11.14 Adjusted Operating Profit. Not permit Adjusted Operating Profit for the twelve month period ending on the last day of any month during any period set forth below (or in the case of months ending on or before October 31, 1997, for the period from the Closing Date to the last day of such month treated as a single accounting period) to be less than the amount set forth below opposite such period:


                           Period                                               Amount
                           ------                                             ----------
         Closing Date through December 31, 1996                                 $600,000
         Closing Date through January 31, 1997                                  $800,000
         Closing Date through February 28, 1997                               $1,150,000
         Closing Date through March 31, 1997                                  $2,000,000
         Closing Date through April 30, 1997                                  $2,375,000
         Closing Date through May 31, 1997                                    $2,795,000
         Closing Date through June 30, 1997                                   $3,700,000
         Closing Date through July 31, 1997                                   $4,300,000
         Closing Date through August 31, 1997                                 $4,500,000
         Closing Date through September 30, 1997                              $5,350,000
         Closing Date through October 31, 1997                                $6,250,000
         November 1, 1997 through November 30, 1997                           $6,875,000
         December 1, 1997 through December 31, 1997                           $7,175,000
         January 1, 1998 through March 31, 1998                               $7,290,000
         April 1, 1998 through June 30, 1998                                  $7,790,000
         July 1, 1998 through September 30, 1998                              $8,326,000
         October 1, 1998 through December 31, 1998                            $8,843,000
         January 1, 1999 through March 31, 1999                               $9,300,000
         April 1, 1999 through June 30, 1999                                  $9,800,000
         July 1, 1999 through September 30, 1999                             $10,300,000
         October 1, 1999 through December 31, 1999                           $11,100,000


         January 1, 2000 through March 31, 2000                                         $11,750,000
         April 1, 2000 through June 30, 2000                                            $12,250,000
         July 1, 2000 through September 30, 2000                                        $12,750,000
         October 1, 2000 through December 31, 2000                                      $13,650,000
         January 1, 2001 through March 31, 2001                                         $14,480,000
         April 1, 2001 through June 30, 2001                                            $15,080,000
         July 1, 2001 through September 30, 2001                                        $15,880,000
         October 1, 2001 through December 31, 2001                                      $16,880,000
         January 1, 2002 through March 31, 2002                                         $17,950,000
         April 1, 2002 through June 30, 2002                                            $18,450,000
         July 1, 2002 through September 30, 2002                                        $19,250,000
         October 1, 2002 through December 31, 2002                                      $20,050,000

         SECTION 11.15 Net Cash Ratio. Not permit the ratio of Net Cash Generated to Total Fixed Charges for the twelve month period ending on the last day of any month during any period set forth below (or in the case of months ending on or before October 31, 1997, for the period from the Closing Date to the last day of the applicable period set forth below treated as a single accounting period) to be less than the amount set forth below opposite such period:


                           Period                                                Amount
                           ------                                                ------
         Closing Date through December 31, 1996                                   1.00
         Closing Date through January 31, 1997                                    1.00
         Closing Date through February 28, 1997                                   1.00
         Closing Date through March 31, 1997                                      1.00
         Closing Date through April 30, 1997                                      0.90
         Closing Date through May 31, 1997                                        0.95
         Closing Date through June 30, 1997                                       0.95
         Closing Date through July 31, 1997                                       0.95
         Closing Date through August 31, 1997                                     0.95
         Closing Date through September 30, 1997                                  1.00
         Closing Date through October 31, 1997                                    1.00
         November 1, 1997 through December 31, 1997                               1.05
         January 1, 1998 through March 31, 1998                                   1.00
         April 1, 1998 through June 30, 1998                                      1.04
         July 1, 1998 through September 30, 1998                                  1.10
         October 1, 1998 through December 31, 1998                                1.14
         January 1, 1999 through December 31, 1999                                1.15
         January 1, 2000 through December 31, 2000                                1.18
         January 1, 2001 through December 31, 2001                                1.32
         January 1, 2002 through December 31, 2002                                1.17


         SECTION 11.16 Leverage Ratio. Not permit the ratio of Total Funded Debt on the last day of any month during any period set forth below to Adjusted Operating Profit for the twelve month period ending on such last day (or in the case of months ending on or before October 31, 1997, for the period from the Closing Date to the last day of the applicable period set forth below treated as a single accounting period) to exceed the amount set forth below opposite such period:


                           Period                                               Amount
                           ------                                               ------
         Closing Date through December 31, 1996                                  64.00
         Closing Date through January 31, 1997                                   48.00
         Closing Date through February 28, 1997                                  35.00
         Closing Date through March 31, 1997                                     21.00
         Closing Date through April 30, 1997                                     16.00
         Closing Date through May 31, 1997                                       14.00
         Closing Date through June 30, 1997                                      11.00
         Closing Date through July 31, 1997                                       9.00
         Closing Date through August 31, 1997                                     8.50
         Closing Date through September 30, 1997                                  7.50
         Closing Date through October 31, 1997                                    6.50
         November 1, 1997 through November 30, 1997                               5.25
         December 1, 1997 through December 31, 1997                               5.00
         January 1, 1998 through March 31, 1998                                   4.88
         April 1, 1998 through June 30, 1998                                      4.73
         July 1, 1998 through September 30, 1998                                  4.18
         October 1, 1998 through December 31, 1998                                3.95
         January 1, 1999 through March 31, 1999                                   3.44
         April 1, 1999 through June 30, 1999                                      3.25
         July 1, 1999 through September 30, 1999                                  3.00
         October 1, 1999 through December 31, 1999                                2.75
         January 1, 2000 through March 31, 2000                                   2.21
         April 1, 2000 through June 30, 2000                                      2.00
         July 1, 2000 through September 30, 2000                                  1.75
         October 1, 2000 through December 31, 2000                                1.50
         January 1, 2001 through March 31, 2001                                   1.26
         April 1, 2001 through December 31, 2001                                  1.00
         January 1, 2002 through December 31, 2002                                0.86


         SECTION 11.17 Gross Capital Expenditures. Not, and not permit any of its Subsidiaries to, directly or indirectly (by way of the acquisition of the securities of a Person or otherwise), make Gross Capital Expenditures, except that Borrower may, so long as no Event of Default shall exist or would result therefrom, make Gross Capital Expenditures in the ordinary course of business in an aggregate amount in any one Fiscal Year set forth below not to exceed the amount set forth below opposite such Fiscal Year:


                           Fiscal Year                        Amount
                           -----------                        ------

                           1996                               $250,000
                           1997                               $1,250,000
                           1998                               $1,650,000
                           1999                               $1,400,000
                           2000                               $1,400,000
                           2001                               $1,400,000
                           2002                               $1,400,000

         SECTION 11.18 Leases. Not, and not permit any of its Subsidiaries to, incur or permit to exist any Lease Obligations (other than pursuant to leases which are cancelable at the option of Borrower or such Subsidiary without penalty and on no more than 90 days' notice) if the aggregate amount of all Lease Obligations for any Fiscal Year would exceed $300,000.

         SECTION 11.19 Restricted Payments to Equity Holders. Not, and not permit any of its Subsidiaries to, purchase, redeem or otherwise acquire any Equity Interests, declare or pay any dividends on or make any distributions in respect of any Equity Interests, or make any other payment of any nature whatsoever to the holders of any Equity Interests (in their capacity as such) other than dividends to Borrower from its Subsidiaries, provided, however, that Borrower and its Subsidiaries may:

                    (i) make payments to Parent from time to time for the payment of Borrower's and its Subsidiaries' portion of the aggregate federal income tax liabilities (including estimated tax liabilities) of the affiliated group filing consolidated returns of which Parent is common parent and Borrower is a member for any taxable year, provided that such payments shall not exceed with respect to any year the lesser of (i) the federal income tax liabilities of Borrower and its Subsidiaries for such year determined as if Borrower and its Subsidiaries were not members of such affiliated group filing consolidated returns but rather as if Borrower and its Subsidiaries filed their respective returns on a separate company basis for such year and all prior years and (ii) the aggregate federal income tax liabilities (including estimated tax liabilities) of the affiliated group filing consolidated returns of which Parent is the common parent and Borrower is a member;

                   (ii) if no Event of Default or Unmatured Event of Default shall exist or result therefrom, make payments to Parent to enable Parent to repurchase or redeem common stock of Parent from employees of Borrower, provided that aggregate amount of such payments shall not exceed $100,000;

                  (iii) if no Event of Default or Unmatured Event of Default shall exist or result therefrom, make payments to Parent for reasonable out-of-pocket administrative expenses of Parent, provided that the aggregate amount of such payments shall not exceed $20,000 in any Fiscal Year;

                   (iv) purchase shares of capital stock of Parent or the Warrant, each to the extent permitted or required by the Warrant; and

                  (v) make payments permitted pursuant to Section 11.21 hereof;

so long as (a) all payments by Borrower to Parent made pursuant to this Section
11.19 are applied by Parent for the purposes specified within 5 Business Days after Parent's receipt thereof and (b) Borrower delivers to Collateral Agent a certificate of the chief financial officer of Borrower describing each payment made under this Section 11.19 not less than 5 Business Days prior to making such payment, which certificate shall set forth the form and amount of such payment and otherwise be in such form and substance and containing such specificity and detail as shall be reasonably satisfactory to the Requisite Lenders.

         SECTION 11.20 Restricted Payments of Indebtedness. Not, and not permit any of its Subsidiaries to, (a) make any voluntary or optional prepayment of any Indebtedness other than the Loans or (b) make any cash payment on account of the Subordinated Indebtedness, provided, however, that Borrower may make payments of accrued and unpaid interest on the Subordinated Indebtedness to the extent permitted by the Subordination Agreement.

         SECTION 11.21 Transactions with Affiliates. Not, and not permit any of its Subsidiaries to, enter into, cause, suffer or permit to exist:

                  (a) any arrangement or contract with any of its Affiliates requiring any payments to be made by Borrower or any of its Subsidiaries with respect to services whether or not such services shall be received by Borrower or such Subsidiary, except that Borrower may (i) enter into the Management Agreement, (ii) so long as no Event of Default or Unmatured Event of Default shall have occurred and be continuing, make payments of Management Fees to SOMC pursuant to the Management Agreement, (iii) enter into the Acquistion Instruments, the Equity Instruments, the Subordinated Loan Instruments and the Employment Agreements and may perform all of its obligations thereunder to the extent such performance would not result in any Event of Default or Unmatured Event of Default under this Agreement, (iv) enter into a tax sharing agreement with Parent and its Subsidiaries and (v) pay directors' fees in an aggregate amount not in excess of $70,000 in any Fiscal Year; or

                  (b) any other transaction, arrangement or contract (including, without limitation, any employment contract or agreement as to payment of a director's fees) with any of its Affiliates on terms which are less favorable than those otherwise reasonably attainable on an arm's-length basis from a Person which is not one of its Affiliates.

         SECTION 11.22 Mergers, Acquisitions, Consolidations, Sales. Not, and not permit any of its Subsidiaries to, (a) be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest in, any other Person, (b) sell or assign with or without recourse any Account Receivable or (c) enter into any agreement providing for or consummate any Asset Sales or Equity Sales, other than any Equity Sales the terms of which (i) do not require any mandatory redemption or repurchase of any Equity Interests prior to the date the Liabilities are paid and performed in full and the Commitments are terminated, (ii) do not require any cash dividends or other payments by the issuer on any Equity Interests sold pursuant to such Equity Sales prior to the date the Liabilities are paid and performed in full and the Commitments are terminated and (iii) are fully disclosed to Lenders within a reasonable period of time prior to the consummation of such Equity Sale.

         SECTION 11.23 Guaranties, Loans, Advances or Investments. Not, and not permit any of its Subsidiaries to, become or be a guarantor or surety of, or otherwise incur any Contingent Obligation or become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to, any undertaking of any other Person, or make or permit to exist any loans or advances to, or investments in, any other Person, except for (a) the endorsement, in the ordinary course of collection, of instruments payable to it or to its order, (b) investment in Cash Equivalents,
(c) Contingent Obligations under the LC Reimbursement Agreements and (d) Borrower's investments in 3304906 Canada Inc and a Foreign Sales Corporation or Domestic International Sales Corporation permitted under Section 11.25.

         SECTION 11.24 Business Activities. Not, and not permit any of its Subsidiaries to, engage in any type of business except the businesses described in Schedule XI and the activities incidental and related thereto.

         SECTION 11.25 Subsidiaries. Not, and not permit any of its Subsidiaries to, create or permit to exist any Subsidiary other than (a) 3304906 Canada Inc. and (b) so long as no Event of Default would result as a result of the creation thereof and Collateral Agent receives 30 days prior notice from Borrower of its creation, a single Foreign Sales Corporation and a single Domestic International Sales Corporation, provided that the annual net income of each such Foreign Sales Corporation and Domestic International Sales Corporation does not exceed $25,000.

         SECTION 11.26 Fiscal Year. Not change its Fiscal Year from a Fiscal Year ending on the last day of December.

         SECTION 11.27 Unconditional Purchase Obligations. Not, and not permit any of its Subsidiaries to, enter into or be a party to any contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether delivery is ever made of such materials, supplies or other property or services.

         SECTION 11.28 Regulations G, U and X. Not, and not permit any of its Subsidiaries to, use or permit any proceeds of the Loans or Reimbursement Obligations to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying margin stock" within the meaning of Regulations G, U and X of the Board of Governors of the Federal Reserve System, as amended from time to time.

         SECTION 11.29 Other Agreements. Not, and not permit any of its Subsidiaries to, enter into or permit to exist any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any Related Document.

         SECTION 11.30 No Amendment of Certain Documents. Not, and not permit any of its Subsidiaries to, enter into or permit to exist any amendment or modification of its articles of incorporation or by-laws (which articles or by-laws shall provide for an observatory seat on the board of directors of Borrower and each of its Subsidiaries for a representative of Lenders), the Subordinated Loan Instruments (except to the extent permitted by the Subordination Agreement), the Acquisition Instruments, the Equity Instruments (except in connection with any Equity Sales permitted under Section 11.22 or as contemplated by Section 8.16 and 10.3 of the Securities Purchase Agreement), the Management Agreement, the Employment Agreements or the Warrant.

         SECTION 11.31 Steri-Oss Name Change. Provide to the Collateral Agent, within 15 Business Days after the Closing Date, a certificate of the (i) California Secretary of State indicating that Steri-Oss has changed its name to a name dissimilar to "Steri-Oss, Inc." and (ii) Delaware Secretary of State indicating that Borrower has changed its name to "Steri-Oss, Inc."

         SECTION 12 CONDITIONS.

         The obligation of Lenders to make Loans and issue LC Guaranties hereunder is subject to the following conditions precedent or concurrent:

         SECTION 12.1 Initial Loan. The obligation of each Lender to make its initial Loan shall be subject to the prior or concurrent satisfaction (in form and substance satisfactory to such Lender) of each of the conditions precedent set forth below.

                  12.1.1. Acquisition. Lenders shall have received evidence that concurrently with the disbursement of the initial Loans hereunder (i) the Acquisition has been consummated in accordance with the terms of the Acquisition Instruments, all Requirements of Law and as contemplated by this Agreement, (ii) Borrower has acquired good and marketable title to all Property necessary for the operation of its business, free and clear of all Liens other than Permitted Liens, (iii) the Acquisition Instruments are in full force and effect, (iv) none of the parties to the Acquisition Instruments shall have failed to perform any material obligation or covenant required by any Acquisition Instrument to be performed or complied with by it on or before the Closing Date

                  12.1.2. No Default. No Event of Default, or Unmatured Event of Default, shall have occurred and be continuing or will result from the making of such Loan.

                  12.1.3. Warranties and Representations. All warranties and representations of Borrower, its Subsidiaries, Parent and Investor contained in this Agreement and the Related Documents, the Subordinated Loan Instruments, the Acquisition Instruments, the Equity Instruments, the Management Agreement and the Employment Agreements shall be true and correct in all material respects as of the date of such Loan, with the same effect as though made on the date of such Loan.

                  12.1.4. Lender Approval of Certain Documents. The terms and provisions of the Acquisition Instruments, the Subordinated Loan Instruments, the Equity Instruments, the Management Agreement and the Employment Agreements shall have been approved by Lenders.

                  12.1.5. Litigation. In the sole and absolute discretion of Lenders, (i) no litigation (including, without limitation, derivative actions), arbitration, governmental investigation or proceeding or inquiry shall, on the date of the initial Loan, be pending, or to the best knowledge of Borrower after due inquiry, threatened which seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or to obtain relief as a result of, the Related Transactions, or would be materially adverse to, or be detrimental to the interests of, any of the parties to this Agreement or the Related Documents or any of the Related Transactions, and (ii) no material adverse development shall have occurred in any litigation (including, without limitation, derivative actions), arbitration, government investigation or proceeding or inquiry disclosed in Schedule V.

                  12.1.6. Fees. The fees referred to in Section 5 which are due and payable on or prior to the date of the initial Loan shall have been paid.

                  12.1.7. Establishment of Accounts. The Accounts shall have been established pursuant to Section 6.2 and the financial institutions at which the Accounts have been established shall have furnished Collateral Agent with the acknowledgment referred to in Section 6.3.

                  12.1.8. Indebtedness to be Refinanced. The obligations of Borrower under the Acquisition Instruments and all other Indebtedness identified on Part 2 of Schedule XII (herein called "Indebtedness to be Refinanced"), together with all interest accrued thereon and all prepayment premiums and other amounts payable in connection therewith, shall have been refinanced in full from the proceeds of the Loans, the Subordinated Loans and the Initial Equity Contribution and Collateral Agent shall have received (i) the certificate of the President or a Vice President of Borrower, dated the date of the initial Revolving Loan to such effect and to the further effect that an aggregate amount of no more than $0.00 was required to make such payments, (ii) a letter from each of the holders of the Indebtedness to be Refinanced setting forth in each case (x) the amount of principal and accrued interest thereon due such holder as of the date of such letter, (y) the per diem interest rate on unpaid principal thereunder as of such date, and (z) payment instructions relative to the payment of such Indebtedness to be Refinanced, and enclosing in escrow any and all Uniform Commercial Code termination statements, mortgage releases and releases of security interests in patents, trademarks and copyrights, in form and substance satisfactory to the Requisite Lenders, sufficient to terminate all Liens securing any of the Indebtedness to be Refinanced.

                  12.1.9. Documents. Each Lender shall have received all of the following, each duly executed and dated the date of the initial Loan (or such earlier date as shall be satisfactory to such Lender), in form and substance satisfactory to such Lender:

                           (a) Certain Related Documents. The Notes, the
                  Subordination Agreement, the Bank Agency Agreement, the Security Agreement, the Guaranty, the B&L Guaranty, the Pledge Agreement, the Borrower Pledge Agreement, the Subsidiary Guaranties, the Mortgages, the other Collateral Documents, the Financing Statements, the Warrant and certificates representing all of the capital stock of Borrower and its Subsidiaries, together with appropriate duly executed stock powers.

                           (b) Leases and Landlord Consents.  Copies of all
                  leases of real property to which Borrower is subject, certified by Borrower as true and correct.

                           (c) Resolutions. Certified copies of resolutions of
                  the shareholders and Board of Directors of (i) Borrower and Seller authorizing or ratifying the execution, delivery and performance of the Acquisition Instruments and (ii) Borrower, each of its Subsidiaries and Parent authorizing or ratifying the execution, delivery and performance of this Agreement, the Related Documents, the Subordinated Loan Instruments, the Equity Instruments, the Management Agreement and the Employment Agreements, to the extent such Persons are parties thereto.

                           (d) Incumbency and Signatures. A certificate of the
                  Secretary or an Assistant Secretary of Borrower, each of its Subsidiaries and Parent, certifying the names of the individual or individuals authorized to sign this Agreement and the Related Documents to which such entity is a party, together with a sample of the true signature of each such individual.

                           (e) Articles and By-Laws. Certified copies of the
                  articles of incorporation and by-laws of Borrower, each of its Subsidiaries and Parent (which articles or by-laws shall provide for an observatory seat on the board of directors of Borrower for Lender).

                           (f) List of Directors and Officers. A complete list
                  of the officers and directors of Borrower as at the date of the initial Revolving Loan.

                           (g) Good Standing Certificates. Certificates of good
                  standing for Borrower, each of its Subsidiaries and Parent in each jurisdiction in which the business of such entity requires it to be qualified.

                           (h) Financial Statements. Each of the financial
                  statements listed in Section 10.3.

                           (i) Evidence of Financial Condition. A certificate of
                  an executive officer of Borrower, relying on such financial information as may be satisfactory to Lender, to the effect that, as of the date of the initial Loan and after giving effect to the Related Transactions: (i) Borrower's assets, at fair valuation, determined on a going concern basis, will exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of Borrower, (ii) Borrower will have an aggregate cash equity capitalization of at least $25,000,000, (iii) Borrower will have sufficient cash flow to enable it to pay its debts as they mature, and (iv) Borrower will not have an unreasonably small capital with which to engage in its anticipated businesses.

                           (j) Opinions of Counsel.  The opinion of (a) Howard,
                  Darby & Levin, counsel for Borrower, addressed to Lender, in form and substance satisfactory to Lender, (b) such local counsel in form and substance satisfactory to Lender as Lender may request and (c) Seller's counsel regarding the Acquisition, in form and substance satisfactory to Lender.

                           (k) Consents. Certified copies of all documents
                  evidencing any necessary corporate action, consents and governmental approvals (if any) with respect to this Agreement, the Related Documents, any other document provided for hereunder and the Related Transactions.

                           (l) Insurance. Evidence that Borrower and its
                  Subsidiaries are maintaining insurance of the type required by this Agreement and the Collateral Documents (including without limitation casualty, liability and worker's compensation insurance), together with certificates of insurance naming Collateral Agent as an additional insured and/or loss payee and specifying, among other things, such matters as shall be required by Section 11.4. Such evidence shall include, without limitation, a certificate, in form and substance satisfactory to the Requisite Lenders and signed by the chief financial officer of Borrower, summarizing the insurance policies carried by Borrower and its Subsidiaries.

                           (m) Licenses and Permits. Copies, certified by an
                  appropriate officer of Borrower, of all licenses, permits and other authorizations from Federal, state, local or foreign governmental or similar authorities necessary for the operation of Borrower's business.

                           (n) Subordinated Loan Instruments. Copies, certified
                  by an appropriate officer of Borrower, of the Subordinated Loan Instruments.

                           (o) Acquisition Instruments. Copies, certified by an
                  appropriate officer of Borrower, of the Acquisition
                  Instruments.

                           (p) Equity Instruments. Copies, certified by an
                  appropriate officer of

                  Parent, of the Equity Instruments.

                           (q) Employment Agreements. A copy, certified by an
                  appropriate officer of Borrower, of the Employment Agreements.

                           (r) Management Agreement. A copy, certified by an
                  appropriate officer of Borrower, of the Management Agreement.

                           (s) Confirmatory Certificate. A duly completed
                  certificate confirming satisfaction of the conditions set forth in Sections 12.1.1 through 12.1.3 and 12.1.7 through 12.1.11, signed by the President or a Vice President of Borrower.

                           (t) Other. Such other documents as any Lender
                  reasonably may request.

                  12.1.10. Subordinated Loan Instruments. The Subordinated Loan Instruments shall have been duly executed by the parties thereto, and the Subordinated Loan shall have been made thereunder.

                  12.1.11. Initial Equity Contribution. Borrower shall have received in cash the Initial Equity Contribution.

         SECTION 12.2 Initial Revolving Loan and Working Capital Loan; Maximum Loan Balance at Closing. The obligation of Lenders to make the initial Loan shall be subject to the prior or concurrent satisfaction (in form and substance satisfactory to Lenders) of the conditions precedent set forth below:

                  12.2.1. Order of Funding. A Term Loan in the full amount of the Term Loan Commitment shall be made prior to the initial Revolving Loan. A Revolving Loan in the full amount of the Revolving Loan Commitment shall be made prior to the initial Working Capital Loan.

                  12.2.2. Maximum Loan Balance at Closing. The initial Loans shall not exceed $25,500,000 in the aggregate.

         SECTION 12.3 All Loans; LC Guaranties. The obligation of Lenders to make each Loan subsequent to the initial Loans or to issue an LC Guaranty is subject to the following further conditions precedent that:

                  12.3.1. No Default; Reaffirmation of Warranties and Representations. (a) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or will result from the making of such Loan or issuing such LC Guaranty, (b) the warranties and representations contained in this Agreement and the Related Documents shall be true and correct in all material respects as of the date of such requested Loan or provision of such LC Guaranty, with the same effect as though made on the date of such Loan or provision of such LC Guaranty, except to the extent such warranties and representations expressly relate to an earlier date and except as disclosed in the schedules attached to the most recent Borrowing Certificate or LC Guaranty Request, and (c) there shall have been no material adverse change or notice of prospective material adverse change with respect to insurance maintained by Borrower.

                  12.3.2. Litigation; Adverse Changes. (a) No claims, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry not disclosed in writing by Borrower to Lenders prior to the date of the of the request for such Loan or issuance of an LC Guaranty, shall be pending or known to be threatened against Borrower, (b) no material development not so disclosed shall have occurred in any claim, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry so disclosed, (c) except as disclosed in the schedules attached to the most recent Borrowing Certificate or LC Guaranty Request the schedules attached to this Agreement shall be complete and correct and (d) no event, condition or development shall have occurred or developed at any time (whether before or after the making of the last previous Loan), which (in the case of each of the foregoing clauses (a) through (d)) in the opinion of the Requisite Lenders could reasonably be expected to have a Material Adverse Effect.

                  12.3.3. Borrowing Certificate and Other Confirmations . Collateral Agent shall have received: (a) not later than the fifteenth Business Day of each month, a certificate, substantially in the form of Exhibit J (the "Borrowing Certificate") dated the last Business Day of the month in which such Loan was requested, signed by the President or a Vice President or other appropriate officer of Borrower, (b) not less than three days prior to the making of an LC Guaranty, a certificate substantially in the form of Exhibit K (the "LC Guaranty Request") relating to all Permitted LCs to be covered by an LC Guaranty since the most recent prior LC Guaranty Request, signed by the President of a Vice President of Borrower and (c) such other documents as any Lender reasonably may request in support of such requested Loan or LC Guaranty.

                  12.3.4. Minimum Loan Balance. In the case of any (a) Revolving Loan (other than the initial Revolving Loan), there shall be outstanding Revolving Loans in a minimum principal amount of $1,000 and
         (b) Working Capital Loans (other than the initial Working Capital
         Loan), there shall be outstanding Working Capital Loans in a minimum principal amount of $1,000.

         SECTION 13 EVENTS OF DEFAULT AND THEIR EFFECT.

         SECTION 13.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

                  13.1.1. Non-Payment of Loans or Reimbursement Obligations. Default in the payment when due, whether by acceleration or otherwise, of any principal of or interest or premium on any Loan or Reimbursement Obligation.

                  13.1.2. Non-Payment of Fees or Other Amounts. Default, and continuance thereof for 5 Business Days, in the payment when due, whether by acceleration or otherwise, of any amount payable to any Agent or any Lender hereunder or under the Related Documents (other than any amount described in Section 13.1.1).

                  13.1.3. Non-Payment of Other Indebtedness. (i) Default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other Indebtedness of, or guaranteed by, Borrower or any of its Subsidiaries aggregating $100,000 or more or
         (ii) default in the performance or observance of any obligation or condition with respect to any such other Indebtedness of, or guaranteed by, Borrower or any of its Subsidiaries, if, in the case of either clause (i) or (ii) above, the effect of such default is to accelerate the maturity of (or there is matured and unpaid) such other Indebtedness aggregating $100,000 or more, or to cause such other Indebtedness aggregating $100,000 or more to become due and payable, or to permit the holder or holders of such other Indebtedness of $100,000 or more, or any trustee or agent for such holders, to cause such other Indebtedness to become due and payable prior to its expressed maturity.

                  13.1.4.  Intentionally Omitted.

                  13.1.5. Bankruptcy, Insolvency, etc. (a) Borrower, any of its Subsidiaries or Parent becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; or
         (b) Borrower, any of its Subsidiaries or Parent applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian or similar for such Person or for any of such Person's Property, or makes a general assignment for the benefit of creditors; or (c) in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian or similar Person is appointed for Borrower, any of its Subsidiaries or Parent or for a substantial part of the Property of any such Person, unless (i) such Person institutes appropriate proceedings to contest or discharge such appointment within 10 days and thereafter continuously and diligently prosecutes such proceedings and (ii) such appointment is in fact discharged within 60 days of such appointment; or (d) any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced in respect of Borrower, any of its Subsidiaries or Parent unless (i) such case or proceeding is not commenced such Person, (ii) such case or proceeding is not consented to or acquiesced in by such Person, (iii) such Person institutes appropriate proceedings to dismiss such case or proceeding within 10 days and thereafter continuously and diligently prosecutes such proceedings and (iv) such case or proceeding is in fact dismissed within 60 days after the commencement thereof; or
         (e) Borrower, any of its Subsidiaries or Parent takes any action to authorize, or in furtherance of, any of the foregoing.

                  13.1.6. Non-compliance with Certain Provisions. Failure of Borrower to comply with the provisions of each of Sections 6.1, 6.2, 7.1, 9.4, 9.5, 11.2 through 11.6, 11.11 through 11.22, 11.26, 11.27 and
         11.30.

                  13.1.7. Non-compliance With Other Provisions of this Agreement or the Related Documents. Failure by Borrower, any of its Subsidiaries, Parent or B&L to comply with or to perform any provision of this Agreement or the Related Documents (and not constituting an Event of Default under any of the other provisions of this Section 13) and continuance of such failure for 30 days after notice thereof from the Requisite Lenders to such Person.

                  13.1.8. Indebtedness to be Refinanced. Failure to pay in full the Indebtedness to be Refinanced concurrently with the making of the initial Loan.

                  13.1.9. Warranties and Representations. Any written warranty, representation or statement made by or on behalf of Borrower, any of its Subsidiaries or Parent herein or in any of the Related Documents or otherwise in connection herewith or therewith is inaccurate or incorrect or is breached or false or misleading in any material respect as of the date such warranty or representation is made.

                  13.1.10. Employee Benefit Plans. Except to the extent that any of the following is expressly permitted hereunder or does not give rise to the incurrence by Borrower or any member of its Controlled Group of any liability (net of any reduction in liability arising out of the same condition, event or transaction) in excess of $100,000 (in the aggregate), or except to the extent any of the following is adequately reserved on the balance sheet of the applicable Borrower or one of its Controlled Group members, the institution of any steps by Borrower or any other Person, including the PBGC, (a) to amend, modify or terminate a Pension Plan or to enter into any new Pension Plan other than any Employee Benefit Plan adopted by Borrower or any member of its Controlled Group in compliance with Section 4.8 of the Asset Purchase Agreement, (b) to cause a complete or partial withdrawal from any Multiemployer Plan, or (c) other than in the ordinary course or in connection with the adoption of any Employee Benefit Plan by Borrower or any member of its Controlled Group in compliance with Section 4.8 of the Asset Purchase Agreement, to directly or indirectly cause to exist any other conditions, events or transaction which could give rise to liability to Borrower or any member of its Controlled Group with respect to any Employee Benefit Plan.

                  13.1.11. Related Documents. At any time after the initial Loan, Borrower, any of its Subsidiaries, Parent or B&L takes any action to repudiate this Agreement or any of the Related Documents or to contest the validity, binding nature or enforceability of any thereof.

                  13.1.12. Collateral. Any portion of the Collateral shall be seized or taken by governmental or similar authority, the loss of which could have a Material Adverse


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         Effect; or Borrower shall fail to take any action requested by the
         Requisite Lenders or otherwise required hereunder to maintain the liens, security interest and priority of the Collateral Documents as against any Person; or the title and rights of Borrower, any of its Subsidiaries or Parent to any portion or portions of the Collateral shall have become the subject matter of litigation which might, in the reasonable opinion of the Requisite Lenders, upon final determination result in impairment or loss of the security provided by the Collateral Documents which could reasonably be expected to have a Material Adverse Effect.

                  13.1.13. Change in Ownership. If at any time (a) Borrower shall cease to own and control, beneficially and of record, all of the Subsidiary Equity Interests, (b) Parent shall cease to own and control, beneficially and of record, all of the Borrower Equity Interests or (c) any Person other than Investor shall gain direct voting control over Parent, including the right to elect a majority of the board of directors of Parent.

                  13.1.14. Subordinated Loan Instruments. If any Event of Default (as defined in the Subordinated Note Agreement) shall occur and be continuing.

                  13.1.15. Litigation. If the sum of all judgments, awards or decrees, or orders of attachment, garnishment or any other writ, entered against Borrower, any of its Subsidiaries or Parent exceeds $100,000 at any one time outstanding, excluding judgments, awards, decrees, orders or writs (i) for which there is full insurance and with respect to which the insurer has assumed responsibility in writing,
         (ii) for which there is full indemnification (upon terms and by creditworthy indemnitors which are satisfactory to the Requisite Lenders) or (iii) which have been in force for less than the applicable period for filing an appeal so long as execution is not levied thereunder (or in respect of which Borrower shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution or appropriate appeal bond shall have been obtained pending such appeal or review).

         SECTION 13.2 Effect of Event of Default. If any Event of Default described in Section 13.1.5 shall occur, the Commitments, (if not theretofore terminated) shall immediately terminate and the Notes and all other Liabilities (including, without limitation, all of Borrower's contingent reimbursement obligations with respect to LC Guaranties) shall become immediately due and payable, all without notice of any kind; and, if any other Event of Default shall occur and be continuing, the Requisite Lenders may declare the Commitments (if not theretofore terminated) to be terminated and the Notes and all other Liabilities (including, without limitation, all of Borrower's contingent reimbursement obligations with respect to LC Guaranties) to be due and payable, whereupon the such Commitments (if not theretofore terminated) shall immediately terminate and the Notes and all other Liabilities (including, without limitation, all of Borrower's contingent reimbursement obligations with respect to LC Guaranties) shall become immediately due and payable, all without further notice of any kind. Collateral Agent shall promptly advise Borrower of any such declaration but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event


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described in Section 13 may be waived by the Requisite Lenders in writing.

         SECTION 14 GENERAL.

         SECTION 14.1 Waiver; Amendments. No delay on the part of any Lender Party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or a Note or any Related Document shall in any event be effective unless the same shall be in writing and signed and delivered by the Requisite Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 14.2 Confirmations. Borrower and Lenders (or any holder of a
Note) agree from time to time, upon written request received by it from the other, to confirm to the other in writing the aggregate unpaid principal amount of the Loans then outstanding under such Note and of Reimbursement Obligations.

         SECTION 14.3 Notices. Except with respect to Section 2.4: (a) notices forwarded by mail shall be deemed to have been given five days after the date sent if sent by registered or certified mail, postage paid, and:

                  (i) if to Borrower, addressed to Borrower at its address shown below its signature hereto; or

                  (ii) if to Collateral Agent, Administrative Agent or any Lender, addressed to such Person at the address shown below its signature hereto; or

in the case of either party, at such other address as such party may, by written notice received by the other parties to this Agreement, have designated as its address for notices; (b) notices given by facsimile transmission shall be deemed to have been given when sent if sent to the telecopy number included in the of such party address as aforesaid and (c) notices given by overnight courier shall be deemed to have been given one Business Day after the date sent if addressed to the party to whom sent, at its address as aforesaid. Notices of borrowing pursuant to Section 2.4 shall be effective upon receipt by Collateral Agent and shall be in writing (or by telephone to be confirmed in writing by Borrower). Collateral Agent, Administrative Agent and each Lender shall be entitled to rely upon all telephone notices and Borrower shall indemnify and hold each Lender Party harmless from any loss, cost or expense ensuing from any such reliance, which indemnification shall survive any termination of this Agreement.

         SECTION 14.4 Costs, Expenses and Taxes. Borrower agrees to pay on demand all out-of-pocket costs and expenses of Collateral Agent, Administrative Agent and each Lender (including the reasonable fees and out-of-pocket expenses of counsel for Collateral Agent and of


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local counsel, if any, who may be retained by said counsel and all reasonable costs of appraisals, surveys, environmental reviews and the like required to be made or completed) in connection with the preparation, execution and delivery of this Agreement, the Related Documents and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. Borrower further agrees to pay all reasonable costs and expenses (including attorneys' fees and legal expenses) incurred by Collateral Agent and Administrative Agent in connection with the administration (including, without limitation, expenses incurred for due diligence trips, inspection and monitoring), enforcement, waiver or amendment of any of the Related Documents and any such other instruments or documents. In addition, Borrower agrees to pay, and to save Collateral Agent, Administrative Agent and each Lender harmless from all liability for, any document, stamp, filing, recording, mortgage or other taxes which may be payable in connection with the borrowings hereunder or the execution, delivery, recording or filing of this Agreement, any of the Related Documents or of any other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith (other than any income or withholding taxes). All obligations provided for in this Section
14.4 shall survive any termination of this Agreement.

         SECTION 14.5 Indemnification.

                  (a) In consideration of the execution and delivery of this Agreement by Collateral Agent, Administrative Agent, each Lender and such Lender's extension of its Commitments, Borrower hereby agrees to indemnify, exonerate and hold Collateral Agent, Administrative Agent, Agent Bank, each Lender and each of their respective officers, directors, employees and agents (herein collectively called "Lender Parties" and individually called a "Lender Party") free and harmless from and against any and all claims, demands, actions, causes of action, suits, losses, costs (including, without limitation, all documentary, recording, filing, mortgage or other stamp taxes or duties), charges, liabilities and damages, and expenses in connection therewith (irrespective of whether such Lender Party is a party to the action for which indemnification hereunder is sought), and including, without limitation, reasonable attorneys' fees and disbursements (called in this clause (a) the "Indemnified Liabilities"), incurred by Lender Parties or any of them as a result of, or arising out of, or relating to (i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or Reimbursement Obligation or involving any Loan or Reimbursement Obligation, or (ii) the execution, delivery, performance or enforcement of this Agreement, the Related Documents and any instrument, document or agreement executed pursuant hereto by any of Lender Parties, and, to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law; provided, however, that Borrower shall not be required to indemnify any Lender Party for any Indemnified Liability arising out of Lender's or such Lender Party's gross negligence or willful misconduct.

                  (b) Without limiting the generality of the indemnity set out in the preceding


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


         clause (a), Borrower hereby further agrees to indemnify, exonerate and hold all Lender Parties free and harmless from and against any and all claims, demands, actions, causes of action, suits, losses, costs, charges, liabilities and damages, and expenses in connection therewith, including, without limitation, reasonable attorneys' fees and disbursements (called in this clause (b) the "Indemnified Liabilities"), of any and every kind whatsoever paid, incurred or suffered by, or asserted against, any Lender Party for, with respect to, or as a direct or indirect result of, (i) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, any real property legally or beneficially owned (or any estate or interest which is owned) or operated by Borrower or any of its Subsidiaries (including, without limitation, any property owned by a land trust the beneficial interest in which is owned, in whole or in part, by Borrower or any of its Subsidiaries) of any Hazardous Material (including, without limitation, any claims, demands, actions, causes of action, suits, losses, costs, charges, liabilities and damages, asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning, any Hazardous Material), and (ii) any of the conditions disclosed in any of the documents listed on Schedule X regardless, in the case of either of clause (i) or clause (ii), of whether caused by, or within the control of, Borrower or any of its Subsidiaries; provided, however, that Borrower shall not be required to indemnify any Lender Party for any Indemnified Liability arising out of Lender's or such Lender Party's gross negligence or willful misconduct.

                  (c) Without limiting the generality of the indemnities set out in the preceding clauses (a) and (b), Borrower hereby further agrees to indemnify, exonerate and hold all Lender Parties free and harmless from and against any claims, demands, actions, causes of action, suits, losses, costs, charges, liabilities and damages, and expenses in connection therewith, including, without limitation, reasonable attorneys' fees and disbursements (called in this clause (c) the "Indemnified Liabilities") under Federal or state securities laws or otherwise (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or any amendment or supplement to any thereof or in any other writing prepared in connection with the offer, sale or resale of any Borrower Equity Interests, Subsidiary Equity Interests or Parent Equity Interests (including, without limitation, any offer, sale or resale pursuant to Collateral Agent's enforcement of its rights under the Pledge Agreement and the Borrower Pledge Agreement), or (ii) arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; provided, however, that Borrower shall not be required to indemnify any Lender Party for any Indemnified Liability arising out of Lender's or such Lender Party's gross negligence or willful misconduct. If and to the extent that the foregoing undertakings in this paragraph may be unenforceable for any reason, Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible


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         under applicable law. In connection with a public sale or other distribution pursuant to Collateral Agent's enforcement of its rights under the Pledge Agreement, Borrower shall indemnify any underwriters, their respective successors and assigns, their respective officers and directors and each Person who controls any such underwriter (within the meaning of the Securities Act of 1933, as amended) to the same extent as provided above with respect to the indemnification of Lender Parties.

                  (d) Without limiting the generality of the indemnities set out in the preceding clauses (a), (b) and (c), Borrower hereby further agrees to indemnify, exonerate and hold all Lender Parties free and harmless from and against any claims, demands, actions, causes of action, suits, losses, costs, charges, liabilities and damages, and expenses in connection therewith, including, without limitation, reasonable attorneys' fees and disbursements (called in this clause (d) the "Indemnified Liabilities") arising directly or indirectly from or out of the following:

                           (i) any injury to person or damage to property, known
                  or unknown, reported or unreported, which results from the use of the products of Borrower or any of its Subsidiaries; or

                           (ii) any obligation or liability arising out of or
                  with respect to the business or operations of Borrower or any of its Subsidiaries;

         whether any of such matters arise before or after the foreclosure of or other taking of title to all or any portion of the Collateral by Collateral Agent, provided, however, that Borrower shall not be required to indemnify any Lender Party for any Indemnified Liability arising out of Lender's or such Lender Party's gross negligence or willful misconduct.

                  (e) All obligations provided for in this Section 14.5 shall survive any termination of this Agreement and shall not be reduced or impaired by any investigation made by or on behalf of any Lender Party.

         SECTION 14.6 SUBMISSION TO JURISDICTION. COLLATERAL AGENT, ADMINISTRATIVE AGENT AND LENDERS MAY ENFORCE ANY CLAIM ARISING OUT OF THIS AGREEMENT OR THE RELATED DOCUMENTS IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, STATE OF NEW YORK. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, BORROWER, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS. BORROWER, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, HEREBY IRREVOCABLY DESIGNATES CT CORPORATION, WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK, 10019, TO RECEIVE FOR AND ON BEHALF OF BORROWER AND ITS SUBSIDIARIES SERVICE OF PROCESS IN NEW YORK. BORROWER, ON



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BEHALF OF ITSELF AND ITS SUBSIDIARIES, FURTHER IRREVOCABLY CONSENTS TO THE
SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW, (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (ii) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT OF COLLATERAL AGENT, ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE ANY SUCH PERSON FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, STATE OF NEW YORK AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         SECTION 14.7 Governing Law. THIS AGREEMENT AND THE NOTES SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of Borrower and rights of Collateral Agent, Administrative Agent, each Lender and any other holder of a Note or Liability expressed herein or in the Related Documents shall be in addition to and not in limitation of those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities.

         SECTION 14.8 Entry Into Agreement. Borrower represents, warrants and acknowledges that (i) the its relationship with Lenders is solely that of a borrower and lender, and (ii) Borrower is in sole control of its business and has entered into this Agreement as its own free act and voluntary deed, based upon its independent judgment as to its best interests.

         SECTION 14.9 Legal Opinions. Borrower expressly consents to the rendering by its counsel and of each other counsel specified in Section 12.1.9 of the opinions to be rendered pursuant thereto, and thereafter to be rendered from time to time in connection with this Agreement or any Related Document, and acknowledges that such opinions, when so rendered, shall be deemed to be rendered at the request and upon the instruction of Borrower, which has, and will have (prior to the rendering of each opinion), consulted with and been advised by such


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counsel as to the consequences of such consent, request and instructions.

         SECTION 14.10 JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY RELATED DOCUMENT TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         SECTION 14.11 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower, Collateral Agent, Administrative Agent, each Lender and their respective successors and assigns; provided, however, that Borrower shall not have the right to assign its rights or delegate its duties under this Agreement and the right of each Lender to assign its rights or delegate its duties under this Agreement is subject to Section 15. This Agreement and the Related Documents contain the entire agreement of the parties hereto with respect to the matters covered hereby.

         SECTION 14.12 Confidentiality. Borrower agrees that FSFP may disclose information relating to Borrower to the Master Lenders, the Master Agents and the Surety Provider, which have agreed to use procedures substantially comparable to those used by them in respect of non-public information as supplied to them by or on behalf of FSFP to the extent that such information is not and does not become publicly available and which FSFP indicates at the time is to be treated confidentially; provided, however, that each of the Master Lenders, the Master Agents and the Surety Provider, as the case may be, is hereby authorized to deliver a copy of each or any financial statement of Borrower or any other information relating to the Loans, or the Collateral, which may be furnished to it hereunder or otherwise to (a) its legal counsel, auditors and other professional advisors, (b) governmental or regulatory authorities having jurisdiction over it, (c) independent financial rating agencies (including, without limitation, the Rating Agencies), (d) any person providing general liquidity or credit enhancement to the Master Lenders or the Surety Provider, and (e) subject to obtaining a confidentiality agreement containing the foregoing confidentiality restrictions, any Person to whom a Master Lender or Surety Provider proposes to assign all or any part of its interest or grant a participation in its interest, provided that the Surety Provider shall have the right to give participations in its rights under the Insurance and Indemnity Agreement and to enter into contracts of reinsurance with respect to the Surety Policy without obtaining a confidentiality agreement from such participant or reinsurers as the case may be; however, the Surety Provider will advise such participant or reinsurers as the case may be of the confidentiality provisions of the Master Credit Agreement. As used herein:
"Master Agents" shall mean Citicorp North America, Inc. ("CNAI"), Bank of New York and any successor thereto or assignee thereof; "Master Lender" shall mean any person becoming a "Lender" party to that certain Second Amended and Restated Credit Agreement dated as of May 24, 1996 (as amended from time to time, the "Master Credit Agreement") among First

Source Financial, Inc., FSFP, Master Agents, such Lenders, Surety Provider, et al; "Surety Provider" shall mean AMBAC Indemnity Corporation, in its capacity as surety provider under the Master Credit Agreement, and any successor thereto; "Surety Policy" shall mean the financial guaranty policy dated as of May 24, 1996 issued by the Surety Provider in favor of CNAI on behalf of the Master Lenders; "Rating Agencies" shall mean Standard and Poor's Ratings Group, a division of McGraw-Hill, Inc., and Moody's Investors Services, Inc.; and "Insurance and Indemnity Agreement" means the insurance agreement among FSFP, Surety Provider and the other parties thereto.

         Except as set forth above in this Section 14.12, each Lender and each Agent will utilize reasonable good faith efforts to maintain as confidential any information obtained from Borrower (to the extent each Lender and each Agent are advised by Borrower that such information is confidential and other than information which (i) at the time of disclosure or thereafter is generally available to and known by the public (other than as a result of a disclosure directly or indirectly by any Lender Party), (ii) is available to any Lender Party on a non-confidential basis from a source other than Borrower, provided that such source was not known by such Lender Party to be bound by a confidentiality agreement with Borrower, (iii) is required to be disclosed pursuant to any Requirement of Law or in connection with any litigation arising out of or related to this Agreement or (iv) has been independently developed by any Lender Party), provided that any Lender Party may disclose any such information to any Eligible Assignee provided such Eligible Assignee agrees to the terms of this paragraph or otherwise with the consent of Borrower.

         SECTION 15 ASSIGNMENT AND PARTICIPATION; AGENTS

         SECTION 15.1 Assignments and Participations in Loans and Notes.

         Each Lender may assign its rights and delegate its obligations under this Agreement to any Eligible Assignee which is not a competitor or an Affiliate of any competitor of Borrower; provided that (i) such Lender shall first obtain the written consent of the Requisite Lenders, (ii) the aggregate amount of the outstanding Commitment and Loans of the assigning Lender being assigned pursuant to such assignment (determined as of the date of the Assignment and Acceptance entered into with respect to such assignment by the assigning Lender and the assignee, and accepted by Administrative Agent, in form and substance satisfactory to Administrative Agent, the assigning Lender and the assignee (the "Assignment and Acceptance")) shall in no event be less than $5,000,000 of the assigning Lender's rights and obligations under this Agreement and (iii) the parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register (as hereinafter defined), an Assignment and Acceptance. In the case of an assignment authorized under this Section 15.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were a Lender hereunder and the assigning Lender shall be relieved of its obligations hereunder with respect to its Commitment to the extent of such assignment. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a "Lender."


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


         Administrative Agent shall maintain at its address set forth on the signature page hereto a copy of each Assignment and Acceptance delivered to and accepted by it and books and records, including computer records, in which it shall record the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall constitute rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein, and Parent, Borrower, Borrower's Subsidiaries, Collateral Agent, Administrative Agent and the Lenders may treat each Person the name of which is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Collateral Agent, any Lender or Borrower at any reasonable time and from time to time upon reasonable prior notice.

         Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with the Notes subject to such assignment, Administrative Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to Borrower. Within five (5) Business Days after Borrower's receipt of such notice, Borrower, at its own expense, will execute and deliver to Administrative Agent in exchange for the surrendered Notes, new Notes, to the order of such assignee in amounts corresponding to the interest in the assigning Lender's rights and obligations under this Agreement acquired by such assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained an interest in such rights and obligations hereunder, new Notes to the order of the assigning Lender in amounts corresponding to such interest retained by it hereunder. Such Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the forms of Exhibits E, F, G, and H, as applicable. Upon delivery of such new Notes, the surrendered Notes shall be cancelled by Administrative Agent and returned to Borrower.

         Each Lender may sell participations in all or any part of any Loans made by it to any Eligible Assignee which is not a competitor or an Affiliate of any competitor of Borrower; provided that (i) immediately after giving effect to any participation, the aggregate amount of the outstanding Commitment and Loans still held by the Lender granting the participation for its own account shall in no event be less than $5,000,000 and (ii) all amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participation and the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (a) any reduction in the principal amount, interest rate or fees payable with respect to any Loan in which such holder participates; (b) any extension of the final scheduled maturity date of the principal amount of the Loans in which such holder participates; and (c) any release of any Collateral (other than in accordance with the terms of this Agreement or the Related Documents).

     Except as otherwise provided in this subsection 15.1 no Lender shall, as between Borrower and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Liabilities owed to such Lender. Each Lender may furnish any information concerning Borrower and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants).

         SECTION 15.2 Appointment of Agents.

     FSFP is hereby appointed Collateral Agent hereunder to act on behalf of all Lenders as collateral agent under this Agreement and the Related Documents. Union Bank is hereby appointed Administrative Agent hereunder to act on behalf of all Lenders as administrative agent under this Agreement and the Related Documents. The provisions of this subsection 15.2 are solely for the benefit of Agents and Lenders and no Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing their respective functions and duties under this Agreement and the Related Documents, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Borrower or any of its Subsidiaries. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, either Agent in its individual capacity as a Lender hereunder. Each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder. Either Agent may resign at any time by giving thirty (30) days prior written notice thereof to each Lender and Borrower. Upon any such resignation, the Requisite Lenders shall have the right, upon five days notice to Borrower, to appoint a successor Agent who is a Lender or an Eligible Assignee. Upon acceptance of appointment, the successor Agent shall succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent under this Agreement and the Related Documents, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the Related Documents.

         If either Agent shall request instructions from the Requisite Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Related Document, then such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from Requisite Lenders; and such Agent shall not incur liability to any Person by reason of so refraining. Each Agent shall be fully justified in failing or refusing to take any action hereunder or under any Related Document (a) if such action would, in the opinion of such Agent be contrary to law or the terms of this Agreement or any Related Document or (b) if such Agent shall not first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against either Agent as a result of such Agent acting or refraining from acting hereunder or under any Related Document in accordance with the instructions of the Requisite Lenders.

         SECTION 15.3 Investigation. Each Lender shall make its own independent investigation of the financial condition and affairs of the Parent and its Subsidiaries (including

Borrower) in connection with the making and the continuance of the Loans hereunder, and shall make its own appraisal of the creditworthiness of the Parent and its Subsidiaries (including Borrower), and neither Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the date of this Agreement or at any time or times thereafter, or to determine or verify the existence, eligibility or value of any of the Collateral, or the correctness of any notice of borrowing. In addition, neither Agent nor its counsel shall be responsible to the Lenders for the enforceability or validity of this Agreement or any of the Related Documents or for the existence, creation, attachment, perfection or priority of any Security Interest in the Collateral. Neither Agent shall be responsible to any Lender for any recitals, statements, representations or warranties contained in this Agreement or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any of the Related Documents or any of the transactions contemplated hereby or thereby, or for the financial condition of the Parent or any of its Subsidiaries (including Borrower). Each Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Related Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

         SECTION 15.4 Indemnification. To the extent that either Agent is not reimbursed and indemnified by Parent, Borrower or any of its Subsidiaries, the Lenders will reimburse and indemnify each Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of this Agreement or any of the Related Documents or any action taken or omitted by Agent under this Agreement or the Related Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, Agent Advances made pursuant to Section 15.6. The obligations of the Lenders under this Section 15.4 shall survive the payment in full of the Loans and the termination of this Agreement.

         SECTION 15.5 Set Off and Sharing of Payments. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the acceleration of the Liabilities, each Lender and each holder of any Note is hereby authorized by Borrower at any time or from time to time, without notice to Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of Borrower or any of its Subsidiaries (regardless of whether such balances are then due to Borrower or its Subsidiaries) and any other property at any time held or owing by that Lender or that holder to or for the credit or for the account of Borrower against and on account of any of the Liabilities which are not paid when due; provided that no Lender shall exercise any such right without giving prior written notice to Collateral Agent. Any Lender or holder of any Note having a right to set off shall, to the extent the amount of any such set off exceeds its Pro Rata Share of the Liabilities, purchase for cash (and the other Lenders or holders shall sell) participations in each such other Lender's or holder's

Pro Rata Share of the Liabilities as would be necessary to cause such Lender to share such excess with each other Lender or holder in accordance with their respective Pro Rata Shares. Borrower agrees, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Liabilities and may sell participations in such excess to other Lenders and holders and (b) any Lender or holder so purchasing a participation in the Loans made or other Liabilities held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of Loans and other Liabilities in the amount of such participation.

         SECTION 15.6 Disbursement of Funds. Collateral Agent may, on behalf of Lenders, make such disbursements and advances ("Agent Advances") pursuant to this Agreement and the Related Documents which the Requisite Lenders, in their sole discretion, deem necessary or desirable to preserve or protect the Collateral, or any portion thereof, in order to enhance the likelihood of, or maximize the amount of, repayment by Borrower, or any guarantor or other Person, of the Loans and other Liabilities or to pay any other amount chargeable to Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 14.4. Agent Advances shall be repayable on demand and be secured by the Collateral. Agent Advances shall constitute Revolving Loans and shall otherwise constitute Liabilities to pay principal hereunder and shall bear interest at the rate applicable to the Revolving Loans. Collateral Agent shall notify each Lender in writing of each such Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation of any of its obligations under this Agreement, each Lender agrees that it shall make available to Collateral Agent, upon Collateral Agent's demand, in immediately available funds, an amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to Collateral Agent by such Lender within one (1) Business Day after Collateral Agent's demand therefor, Collateral Agent will be entitled to recover any such amount from such Lender together with interest thereon at the Federal Funds Rate for each day during the period commencing on the date of such demand and ending on the date such amount is received. Each Lender shall reimburse Collateral Agent on demand for all Loans disbursed on its behalf by Collateral Agent, or if Collateral Agent so requests, each Lender will remit to Collateral Agent its Pro Rata Share of any Loan before Collateral Agent disburses same to Borrower. If any Lender fails to pay the amount of its Pro Rata Share forthwith upon Collateral Agent's demand, Collateral Agent shall promptly notify Borrower, and Borrower shall immediately repay such amount to Collateral Agent. Nothing in this Section 15.6 shall be deemed to require Collateral Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

                [remainder of this page intentionally left blank]

Delivered at Chicago, Illinois, as of the day and year first above written.


                                S-O OPERATING CORP., a Delaware corporation



                                By:      ____________________________________
                                         Douglas E. Rogers
                                         President

                                22895 Eastpark Drive
                                Yorba Linda, California 92687
                                Attention:        Kenneth Darienzo
                                Telecopy:         (714) 998-9236
                                Telephone:        (800) 993-8100


                                FIRST SOURCE FINANCIAL LLP, in its capacity as Collateral Agent for Lenders

                                By:      First Source Financial, Inc.,
                                         its Agent/Manager



                                By:      ______________________________
                                         John L. Walding
                                Vice President

                                2850 West Golf Road, 5th Floor
                                Rolling Meadows, Illinois 60008
                                Attention: Contract Administration
                                Telecopy: (847) 734-7910
                                Telephone: (847) 734-2000

                                UNION BANK OF CALIFORNIA, N.A., in its capacity as Administrative Agent for Lenders



                                By:      ____________________________________
                                         Steven C. Bierman
                                         Vice President


                                By:      ____________________________________
                                Sean M. Spring
                                Assistant Vice President

                                70 South Lake Avenue, Suite 900
                                Pasadena, California  91101
                                Attention: Contract Administration
                                Telecopy: (818) 304-1845
                                Telephone: (818) 304-1800


Commitment: $16,500,000.00      FIRST SOURCE FINANCIAL LLP, in its individual
                                capacity as a Lender

                                By:      First Source Financial, Inc.,
                                         its Agent/Manager


                                By:      ______________________________
                                         John L. Walding
                                         Vice President

                                2850 West Golf Road, 5th Floor
                                Rolling Meadows, Illinois 60008
                                Attention: Contract Administration
                                Telecopy: (847) 734-7910
                                Telephone: (847) 734-2000

Commitment: $16,500,000.00      UNION BANK OF CALIFORNIA, N.A., in its
                                individual capacity as a Lender


                                By:      ____________________________________
                                Steven C. Bierman
                                Vice President


                                By:      ____________________________________
                                Sean M. Spring
                                Assistant Vice President

                                70 South Lake Avenue, Suite 900
                                Pasadena, California  91101
                                Attention: Contract Administration
                                Telecopy: (818) 304-1845
                                Telephone: (818) 304-1800

                                   SCHEDULE I


      Revolving Loan Commitment Reduction Dates and Amounts (Section 2.1.1)

Amount of Revolving
Loan Commitment(1)                                                     Period
----------------                                                       ------
$17,500,000                                                   Closing Date  through April 1, 1997
$16,750,000                                                   April 2, 1997 through July 1, 1997
$16,000,000                                                   July 2, 1997 through October 1, 1997
$15,250,000                                                   October 2, 1997 through January 1, 1998
$14,500,000                                                   January 2, 1998 through April 1, 1998
$13,625,000                                                   April 2, 1998 through July 1, 1998
$12,750,000                                                   July 2, 1998 through October 1, 1998
$11,875,000                                                   October 2, 1998 through January 1, 1999
$11,000,000                                                   January 2, 1999 through April 1, 1999
$10,100,000                                                   April 2, 1999 through July 1, 1999
$9,200,000                                                    July 2, 1999 through October 1, 1999
$8,300,000                                                    October 2, 1999 through January 1, 2000
$7,400,000                                                    January 2, 2000 through April 1, 2000
$6,400,000                                                    April 2, 2000 through July 1, 2000
$5,400,000                                                    July 2, 2000 through October 1, 2000
$4,400,000                                                    October 2, 2000 through January 1, 2001
$3,400,000                                                    January 2, 2001 through April 1, 2001
$2,550,000                                                    April 2, 2001 through July 1, 2001
$1,700,000                                                    July 2, 2001 through October 1, 2001
$850,000                                                      October 2, 2001 through November 15, 2001
$0                                                            November 15, 2001 and thereafter


Scheduled Reduction in                                                 Revolving Loan Commitment
Revolving Loan Commitment                                              Reduction Date
-------------------------                                              --------------
         $750,000                                                        April 1, 1997
         $750,000                                                        July 1, 1997
         $750,000                                                        October 1, 1997
         $750,000                                                        January 1, 1998
         $875,000                                                        April 1, 1998
         $875,000                                                        July 1, 1998
         $875,000                                                        October 1, 1998
         $875,000                                                        January 1, 1999
         $900,000                                                        April 1, 1999


--------
(1) Less all reductions, and subject to any termination, under Sections 2.5 and 13.2.

         $900,000                                             July 1, 1999
         $900,000                                             October 1, 1999
         $900,000                                             January 1, 2000
         $1,000,000                                           April 1, 2000
         $1,000,000                                           July 1, 2000
         $1,000,000                                           October 1, 2000
         $1,000,000                                           January 1, 2001
         $850,000                                             April 1, 2001
         $850,000                                             July 1, 2001
         $850,000                                             October 1, 2001
         $850,000                                             November 15, 2001

                                   SCHEDULE II


        Term Loan Commitment Reduction Dates and Amounts (Section 2.1.4)


Amount of Term
Loan Commitment(2)                                                              Period
----------------                                                                ------
$7,500,000                                                    Closing Date  through April 1, 1997
$7,481,250                                                    April 2, 1997 through July 1, 1997
$7,462,500                                                    July 2, 1997 through October 1, 1997
$7,443,750                                                    October 2, 1997 through January 1, 1998
$7,425,000                                                    January 2, 1998 through April 1, 1998
$7,406,250                                                    April 2, 1998 through July 1, 1998
$7,387,500                                                    July 2, 1998 through October 1, 1998
$7,368,750                                                    October 2, 1998 through January 1, 1999
$7,350,000                                                    January 2, 1999 through April 1, 1999
$7,331,250                                                    April 2, 1999 through July 1, 1999
$7,312,500                                                    July 2, 1999 through October 1, 1999
$7,293,750                                                    October 2, 1999 through January 1, 2000
$7,275,000                                                    January 2, 2000 through April 1, 2000
$7,256,250                                                    April 2, 2000 through July 1, 2000
$7,237,500                                                    July 2, 2000 through October 1, 2000
$7,218,750                                                    October 2, 2000 through January 1, 2001
$7,200,000                                                    January 2,  2000 through April 1, 2001
$6,650,000                                                    April 2, 2001 through July 1, 2001
$6,100,000                                                    July 2, 2001 through October 1, 2001
$5,550,000                                                    October 2, 2001 through January 1, 2002
$5,000,000                                                    January 2,  2001 through April 1, 2002
$3,300,000                                                    April 2, 2002 through July 1, 2002
$1,600,000                                                    July 2, 2002 through October 1, 2002
$800,000                                                      October 2, 2002 through November 15, 2002
$0                                                            November 15, 2002 and thereafter


Scheduled Reduction in                                                 Term Loan Commitment
Term Loan Commitment                                                   Reduction Date
--------------------                                                   --------------
         $18,750                                                         April 1, 1997
         $18,750                                                         July 1, 1997
         $18,750                                                         October 1, 1997
         $18,750                                                         January 1, 1998

--------
(2) Less all reductions, and subject to any termination, under Sections 2.7 and 13.2.

         $18,750                                              April 1, 1998
         $18,750                                              July 1, 1998
         $18,750                                              October 1, 1998
         $18,750                                              January 1, 1999
         $18,750                                              April 1, 1999
         $18,750                                              July 1, 1999
         $18,750                                              October 1, 1999
         $18,750                                              January 1, 2000
         $18,750                                              April 1, 2000
         $18,750                                              July 1, 2000
         $18,750                                              October 1, 2000
         $18,750                                              January 1, 2001
        $550,000                                              April 1, 2001
        $550,000                                              July 1, 2001
        $550,000                                              October 1, 2001
        $550,000                                              January 1, 2002
      $1,700,000                                              April 1, 2002
      $1,700,000                                              July 1, 2002
        $800,000                                              October 1, 2002
        $800,000                                              November 15, 2002

                                  SCHEDULE III


 Capital Expenditure Loan Commitment Reduction Dates and Amounts (Section 2.1.5)


Amount of Capital
Expenditure Loan Commitment(3)                                              Period
----------------------------                                                ------
$3,000,000                                                    Closing Date through July 1, 2002
$1,500,000                                                    July 2, 2002 through  November 15, 2002
$0                                                            November 15, 2002 and thereafter



Scheduled Reduction in the Capital                                     Capital Expenditure Loan
Expenditure Loan Commitment                                            Commitment Reduction Date
---------------------------                                            -------------------------
$1,500,000(4)                                                            July 1, 2002
$1,500,000                                                             November 15, 2002





--------
(3) Less all reductions, and subject to any termination, under Sections 2.8 and 13.2.

(4) Or, if less, 50% of the unpaid principal amount of the Capital Expenditure Loans.

                                   SCHEDULE IV

                LOCATIONS OF BANK ACCOUNTS (Section 6.2 and 6.3)

                                   SCHEDULE V

                            LITIGATION (Section 10.4)

                                   SCHEDULE VI

                            INSURANCE (Section 10.12)

                                  SCHEDULE VII

                          INTELLECTUAL PROPERTY RIGHTS
                                 (Section 10.14)


Part 1. Intellectual Property the Loss of Which Would have a Material Adverse Effect.

Part 2. Other Intellectual Property.

                                  SCHEDULE VIII

                          CERTAIN PROPERTY OF BORROWER
                                 (Section 10.15)

                                   SCHEDULE IX

                        BUSINESS LOCATIONS; TRADE NAMES;
                           REAL ESTATE (Section 10.16)

                                   SCHEDULE X

                       HAZARDOUS MATERIALS (Section 10.19)

                                   SCHEDULE XI

                       BUSINESS ACTIVITIES (Section 11.24)

                                  SCHEDULE XII

                      INDEBTEDNESS (INCLUDING INDEBTEDNESS
                            TO BE REFINANCED); LIENS
         (Section 10.5 and 11.11); CONTINGENT OBLIGATIONS (Section 10.4)


Nature and
Description                         Name of
of Lien (if any)                    Lender/Lienholder                           Amount           Maturity
----------------                    -----------------                           ------           --------
Part 1.                    Indebtedness Not to be Refinanced.

Part 2.                    Indebtedness to be Refinanced.

                                    EXHIBIT A

                                 (Section 2.1.3)

                                   LC GUARANTY


         THIS GUARANTY, dated as of ______________, 19__, is from FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("Guarantor"), to [APPLICABLE ISSUER], a _________________ ("Bank").

                                R E C I T A L S:

         WHEREAS, _________________________________. ("Obligor"), and Bank have entered into that certain LC Reimbursement Agreement, dated _________, 19__ (the "Letter of Credit Agreement"); and

         WHEREAS, pursuant to the Letter of Credit Agreement, Bank is issuing the Letters of Credit described in Schedule I hereto, as such schedule may be amended with the prior written consent of Guarantor from time to time to provide for additional Letters of Credit, in the stated amounts (such amount with respect to any such Letter of Credit being herein called its "Stated Amount"), and for the benefit of such persons, as are specified in such Schedule I (the foregoing Letters of Credit being herein referred to as the "Credits"); and

         WHEREAS, it is a condition precedent to the issuance of the Credits that Guarantor provide this Guaranty to Bank; and

         WHEREAS, Guarantor, for good and sufficient consideration, the receipt of which is hereby acknowledged, is willing to execute and deliver this Guaranty;

         NOW, THEREFORE, Guarantor hereby agrees for the benefit of Bank as follows:

         1. Guaranty. For value received, and to induce Bank to issue the Credits, Guarantor hereby unconditionally and irrevocably guarantees, as primary obligor and as surety, whether at stated maturity, by acceleration or otherwise, the full and punctual payment when due of all reimbursement and other obligations of Obligor to Bank arising from or related to the Credits (collectively, the "Obligations"), and agrees to pay any reasonable expenses (including reasonable counsel fees and expenses) incurred by Bank in enforcing any right under this Guaranty. The right of recovery against Guarantor under this Guaranty is, however, limited to the Cap Amount (as hereinafter defined) plus accrued interest on such amount and plus all expenses of enforcing this Guaranty. The Cap Amount as of ______________, 199__ (the "Closing Date") shall be $___________ (the "Cap Amount"); provided, however, that the then current Cap Amount shall be automatically reduced by the Stated Amount of each Credit when
(i) such Credit terminates or expires, (ii) such Credit has been surrendered by the beneficiary thereof to Bank, and (iii) subject to Section 2(a), if such Credit has been drawn upon, Bank has been reimbursed in full for its disbursement thereunder, and provided further that interest accruing more than thirty (30) days after the date of Bank's honoring of any demand under a Credit shall not be reimbursed if Bank fails to give the written notice required in Section 2(a) hereof within thirty (30) days after Bank's honoring of the related demand.

         2.       Guaranty Absolute.

                  (a) This is a guarantee of payment and not merely of collection. Guarantor hereby covenants and agrees that in case Obligor shall fail duly and punctually to pay the Obligations on the date on which such payment is due, Guarantor will, within five (5) days of the actual receipt of written notice from Bank to such effect, and of the amount which Obligor has failed to pay, pay such amount, subject to the penultimate sentence of Section 1 hereof. The liability of Guarantor under this Guaranty shall be absolute and unconditional and shall not be discharged except by valid, final and irrevocable payment as herein provided, irrespective of: (i) any law, regulation, or order, or interpretation thereof, now or hereinafter in effect in any jurisdiction affecting or purporting to affect any of the terms or rights of Bank with respect to the Obligations or with respect to this Guaranty; (ii) any lack of validity or enforceability of the Letter of Credit Agreement; (iii) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations; or (iv) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Obligor in respect of any of the Obligations of Guarantor in respect of any obligations under this Guaranty. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time such payment of any of the Obligations is rescinded or must otherwise be returned by Bank upon the insolvency, bankruptcy or reorganization of Obligor or otherwise, all as though such payment had not been made.

                  (b) Except for any liability under the last sentence of subparagraph 2(a), the Guaranty shall continue in effect with respect to the Credit until 4:59 p.m., Chicago time, on the date following seven (7) days after the then current expiry date of such Credit; provided, however, that this Guaranty shall continue in effect until no Obligations are owing under the Credits and the Letter of Credit Agreement.

         3. Waiver. Guarantor hereby unconditionally waives, except as expressly provided in this Guaranty, in the Letter of Credit Agreement or in any Credit:
(a) promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty; (b) presentment for payment, notice of nonpayment, demand, protest, notice of protest and notice of dishonor or default to any party including Guarantor, and any requirement that Bank protect, secure, perfect or insure any security interest or lien of any property subject thereto or exhaust any right or take any action against Obligor or any other person or entity or any collateral; (c) all other notices to which Guarantor may be entitled but which may legally be waived; and (d) to the maximum extent provided by law, all rights under any state or federal statute dealing with or affecting the rights of creditors.

         4. No Waivers; Remedies. No failure or delay on the part of Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. Failure by Bank to insist upon strict performance hereof shall not constitute a relinquishment of its right to demand strict performance at another time. Receipt by Bank of any payment by any person of the Obligations, with knowledge of a default with respect to any of the Obligations or of a breach of this Guaranty, or both, shall not be construed as a waiver of the default or breach. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         5. Representations and Warranties. Guarantor hereby represents and warrants as follows:

                  (a) Guarantor is duly organized and validly existing and has the power and authority to execute and deliver, and to perform its obligations under, this Guaranty.

                  (b) The execution and delivery of this Guaranty by Guarantor and the performance of its obligations hereunder have been and remain duly authorized by all necessary action and do not contravene any provision of its membership agreement or any law, regulation or contractual restriction binding on or affecting it or its property.

                  (c) All consents, authorizations and approvals required for the execution and delivery by Guarantor of this Guaranty and the performance of its obligations hereunder have been obtained and remain in full force and effect, all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required for that execution, delivery or performance.

                  (d) This Guaranty is Guarantor's legal, valid and binding obligation, enforceable against Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject to general principles of equity.

                  (e) The ultimate determination of all proceedings pending or, to the best of its knowledge, threatened against Guarantor at law or in equity or before any governmental instrumentality or in any arbitration will not, in the aggregate, materially impair its ability to perform its obligations under this Guaranty, and no such proceeding purports or is likely to affect the legality, validity or enforceability of this Guaranty.

                  (f) No proceeding has been instituted in a court seeking a decree or order (i) for relief in respect of Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of Guarantor, or for any substantial part of Guarantor's property, in an involuntary case under any applicable bankruptcy, insolvency or other similar law now in effect, or (3) for the winding up or liquidation of the affairs of Guarantor.

                  (g) Guarantor has not (i) commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now in effect, or (ii) consented to the entry of an order for relief in an involuntary case under any such law, or (iii) consented to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of Guarantor or for any substantial part of the property of Guarantor, or (iv) made a general assignment for the benefit of creditors, or (v) failed generally to pay its debts as they become due, or (vi) taken any corporate action in furtherance of any of the foregoing.

         6. Continuing Guaranty, Transfer; Assignment. This Guaranty is a continuing guaranty and shall (i) be binding upon Guarantor, its successors and assigns, and (ii) inure to the benefit of and be enforceable by Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing, Bank may assign or otherwise transfer any evidence of any of the Obligations to any other person or entity, and such person or entity shall thereupon become vested with all the rights in respect thereof granted to Bank herein or otherwise, provided, however, that each transferee or assignee shall be bound by all waivers, notices and actions granted, given, taken and made prior to the time of the assignment or transfer to it. The duties and obligations of Guarantor may not be delegated or transferred by Guarantor without the written consent of Bank.

         7. Validity; Amendments. If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Guaranty shall be construed as if the invalid or unenforceable provision had never been a part of it; provided, however, that in no event shall the liability of Guarantor be greater than as set forth in the penultimate sentence of Section 1 hereof. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. None of the terms or provisions of the Letter of Credit Agreement may be waived, altered, modified or amended without the prior written consent of Guarantor and this Guaranty shall be void as to any such waiver, alteration, modification or amendment purported to be made without such consent.

         8. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to Guarantor, mailed by first class, certified mail, or telecopied, or delivered to it, in each case addressed to it at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, Attention: Contract Administration, with a copy to General Counsel (telecopy number ___________________); and if to Bank, mailed by first class, certified mail, or telecopied, or delivered to it, in each case addressed to it at _________________________, Attention: ________________ (telecopy number
___________________), or as to each party at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall be effective three (3) days after being deposited in the mails (except that a mailed notice pursuant to the second sentence of Section 2(a) hereof shall only be effective upon actual receipt thereof by Guarantor) or when telecopied (having received the answer back), or when delivered by hand respectively, addressed as aforesaid.

         9. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to conflicts of law principles.

         WITNESS the due execution hereof intending to be legally bound.

                               FIRST SOURCE FINANCIAL LLP

                               By:      First Source Financial, Inc., its
                                        Agent/Manager


                                        By:      ______________________________
                                        Name:    ______________________________
                                        Title:   ______________________________


ACCEPTED:

[BANK]

By:      ______________________________
Name:    ______________________________
Title:   ______________________________

                                   SCHEDULE I
                    TO LC GUARANTY DATED AS OF _____________

                                LETTERS OF CREDIT


Number                     Date                               Stated Amount                       Beneficiary
------                     ----                               -------------                       -----------

                                    EXHIBIT B

                                 (Section 2.1.3)

                           LC REIMBURSEMENT AGREEMENT



As of _________________, 19___

[BANK]
------------------------
------------------------
------------------------

Attention: _____________

Ladies and Gentlemen:

By its acceptance below, and subject to the terms of this Agreement, ____________________ (the "Letter of Credit Issuer") has agreed to issue, at the request and for the account of __________________________________ ("Account
Party"), an irrevocable letter of credit substantially in the form of Exhibit I hereto (as from time to time hereafter amended, the "Letter of Credit"), dated on or about _____________, 19___, and with an expiry date of ________________,
19___ (as from time to time hereafter extended, the ("Expiry Date") in favor of (NAME OF BENEFICIARY) (the "Beneficiary") in a maximum face amount equal to $----------------.

The Account Party and the Letter of Credit Issuer hereby agree as follows with respect to the Letter of Credit:

         1. Reimbursement Obligation. The Account Party hereby irrevocably and unconditionally agrees with the Letter of Credit Issuer that in the event the Letter of Credit Issuer shall make any payment to the Beneficiary under the Letter of Credit, each payment shall constitute, without necessity of further act or evidence whatsoever, an obligation (arising on the date payment is made to the Beneficiary by the Letter of Credit Issuer) to reimburse the Letter of Credit Issuer upon demand (the "Reimbursement Obligation") in the principal amount equal to the amount of such payment. The Reimbursement Obligation will bear interest at the rate per annum equal to the Reference Rate (as hereinafter defined) plus 1.5% per annum from the date of payment to the Beneficiary under the Letter of Credit, payable upon demand. To the extent that any monies are received by the Letter of Credit Issuer in respect of the Reimbursement Obligation and other amounts owed to the Letter of Credit Issuer pursuant to or in connection with this Agreement, such monies shall be applied in such order of application (whether to the principal amount of any Reimbursement Obligation or interest, or both, or otherwise) as the Letter of Credit Issuer may from time to time in its sole discretion elect. As used herein, the term "Reference Rate" means, at any time, the rate then most recently announced by the Letter of Credit Issuer at _______________ as its reference rate.

         2. Letter of Credit Fee. The Account Party agrees to pay or cause to be paid to the Letter of Credit Issuer a reasonable fee as agreed upon by such parties, to be payable at such time or times as such parties agree. If any payment of the fee is not made when due, then such fee shall bear interest until paid at a rate per annum equal to 1/2 of 1% per annum, payable upon demand.

         3. Indemnifications. The obligation of the Account Party hereof to pay such amounts shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, the following circumstances:

                  (a) the existence of any claim, set-off, defense or other right which the Beneficiary, the Account Party, the Guarantor, the Letter of Credit Issuer or other person or entity may have at any time against the Beneficiary, the Account Party, the Guarantor, the Letter of Credit Issuer or any other person or entity for any reason whatsoever, whether in connection with this Agreement, the Letter of Credit, the Guaranty (as hereinafter defined) or any agreement or document referred to in any thereof or in connection with any unrelated transaction;

                  (b) any certificate presented under the Letter of Credit proving to be forged, fraudulent or invalid; or

                  (c) any other circumstance or happening whatsoever not constituting gross negligence or willful misconduct of the Letter of Credit Issuer, whether or not similar to any of the foregoing.

In addition, neither the Letter of Credit Issuer nor any of its directors, officers, employees or agents shall have any liability or responsibility of any kind to the Beneficiary, the Account Party, the Guarantor or any other person or entity under or in connection with the Letter of Credit, in connection with any acts or omissions of any of the foregoing persons or entities or in connection with any payment or failure to make payment thereunder by the Letter of Credit Issuer under any circumstances whatsoever, except that the Letter of Credit Issuer shall be liable for the amount of any damages suffered by the Account Party or the Guarantor which are caused by the Letter of Credit Issuer's willful misconduct or negligence in performing its obligations under this Agreement or the Letter of Credit (including in determining whether documents presented or delivered under the Letter of Credit appear to comply with the terms of the Letter of Credit). In furtherance and not in limitation of the foregoing, the Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation.

         4. Increased Costs/Taxes. If as a result of any law, regulation, treaty or directive, or any change therein, or in the interpretation or application thereof or the Letter of Credit Issuer's compliance with any request or directive (whether or not having the force of law) from any court or governmental authority, agency or instrumentality, any reserve, premium, special deposit, special assessment or similar requirements against (a) the Letter of Credit Issuer's assets, (b) deposits with the Letter of Credit Issuer or for its account, or (c) credit extended by the Letter of Credit Issuer, are imposed, modified or deemed applicable and the Letter of Credit Issuer determines that, by reason thereof, the cost to it of issuing or maintaining the Letter of Credit is increased, the Account Party agrees to pay to the Letter of Credit Issuer upon demand (which demand shall be accompanied by a statement setting forth the basis for the calculation thereof) such additional amount or amounts as will compensate it for such additional cost. Determinations by the Letter of Credit Issuer, for the purposes of this Section 5, of the additional amounts required to compensate it in respect of the foregoing shall be conclusive absent manifest error. The Account Party further agrees to pay any applicable levies or other taxes imposed in connection with the Letter of Credit other than net income taxes payable by the Letter of Credit Issuer.

         5. Guaranty. It is a condition precedent to the issuance of the Letter of Credit that First Source Financial LLP, an Illinois registered limited liability partnership (the "Guarantor"), execute and deliver to the Letter of Credit Issuer a Guaranty substantially in the form of Exhibit II hereto (as from time to time thereafter amended, the "Guaranty").

         6.       Miscellaneous.

                  (a) All notices, demands and other communications hereunder shall be in writing, make reference to the Letter of Credit by number thereof and, in the case of each party hereto, mailed or delivered to it addressed:

                  (i) in the case of the Account Party, at its address set forth below, with a copy to:

                           c/o First Source Financial, Inc.
                           2850 West Golf Road
                           5th Floor
                           Rolling Meadows, Illinois  60008
                           Attention:  Contract Administration

                  (ii) in the case of the Letter of Credit Issuer, at its address set forth above; and

                  (iii) in the case of either party, at such other address as shall be designated by such party in a written notice to the other party hereto and complying as to delivery with the terms of this subsection 6(a).

         All notices, demands and other communications provided for hereunder shall be effective five days after deposited in the first class mails, postage prepaid, registered or certified mail, or the day delivered by hand or sent by telecopy, addressed as aforesaid.

                  (b) All payments to the Letter of Credit Issuer shall be made in immediately available funds. Funds received after 12:30 p.m., Chicago time, shall be deemed to have been received by the Letter of Credit Issuer on the next Business Day. As used herein "Business Day" shall mean a day on which the Letter of Credit Issuer (at its above address, or if appropriate, its substitute principal office in _________, ___________) is open for the purpose of conducting a commercial banking business.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. No provision of this Agreement shall be deemed to require the payment, or permit the collection, of interest in excess of that permitted by applicable law.

                  (d) This Agreement (except as to the obligations of the Account Party to the Letter of Credit Issuer under Sections 1, 3 and 4 hereof and as to liability for sums then due and owing and claims under
         Section 2 hereof, which shall survive) and the Letter of Credit may be canceled by the Account Party upon delivery of the Letter of Credit for cancellation to the Letter of Credit Issuer.

                  (e) This Agreement (except as to obligations of the Account Party to the Letter of Credit Issuer under Sections 1, 3 and 4 hereof and as to liability for sums then due and owing and claims under
         Section 2 hereof, which shall survive) and the Letter of Credit shall terminate immediately and be of no further force or effect upon the Letter of Credit Issuer's close of business at its principal office in ___________, ___________ on the Expiry Date or, if such day shall not be a Business Day, at the closing of business on the first Business Day next succeeding said date. Should the Letter of Credit terminate under the foregoing sentence, then the Account Party shall use reasonable best efforts to return or cause to be returned to the Letter of Credit Issuer the Letter of Credit.

                  (f) This Agreement shall be deemed to be a contract made under the internal laws of the State of New York, and shall, as to matters not governed by the Uniform Customs (as hereinafter defined), be construed in accordance with the laws of said State, without regard to principles of conflict of law. This Agreement is subject to the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"). None of the terms or provisions of this Agreement or of the Letter of Credit may be waived, altered, modified, or amended except by an instrument in writing duly signed for and on behalf of the parties hereto and the Guarantor and, in the case of the Letter of Credit, the Beneficiary.

                  (g) This Agreement shall be binding upon, and inure to the benefit of, the Account Party, the Guarantor and the Letter of Credit Issuer and their respective successors and assigns.

If the foregoing terms of this letter are in accordance with your understanding of our agreement, please sign and deliver to us one or more counterparts of this letter, whereupon this letter shall constitute a binding agreement between the Letter of Credit Issuer and the Account Party as of the date first above written.

Very truly yours,

----------------------------------

By:________________________________
Name Printed:______________________
Its:_______________________________

Address:

----------------------------------
----------------------------------
----------------------------------


Accepted and Agreed to:

[BANK]


By:________________________________
Name Printed:______________________
Its:_______________________________

                                    EXHIBIT C

                                  (Section 2.2)

                  WORKING CAPITAL COMMITMENT EXTENSION REQUEST


First Source Financial LLP
2850 West Golf Road
5th Floor
Rolling Meadows, IL  60008


Ladies and Gentlemen:

         This Working Capital Commitment Extension Request is furnished pursuant to the Secured Credit Agreement, dated as of November 15, 1996 (as from time to time amended, modified or supplemented, the "Secured Credit Agreement"), among ____________________ _____________, a _____________ corporation, First Source
Financial LLP, an Illinois registered limited liability partnership, and Union Bank of California, N.A., a national banking association. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Secured Credit Agreement.

         In accordance with Section 2.2 of the Secured Credit Agreement, the undersigned hereby requests an extension of the Working Capital Loan Termination Date for $___________ of the Working Capital Commitment to the earlier of __________, 19___ or the Revolving Loan Termination Date (or, in either case, if such date is not a Business Day, to the next preceding Business Day).

Very truly yours,



By:_________________________
Name Printed:_______________
Its:________________________

                                    EXHIBIT D

                                (Section 2.3(a))

                            NOTICE OF LIBOR ACTIVITY


TO:               First Source Financial, Inc., as Servicer
                  2850 West Golf Road
                  5th Floor
                  Rolling Meadows, Illinois  60008

ATTN:             Loan Administration

RE:               LIBOR Activity

                  We refer to that certain Secured Credit Agreement, dated as of November 15, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Secured Credit Agreement") among S-O Operating Corp., as Borrower, First Source Financial LLP and Union Bank of California, N.A. Capitalized terms used but not otherwise defined herein are used herein as defined in the Secured Credit Agreement.

                  Pursuant to __________ and/or ____________ of the Secured Credit Agreement, Borrower hereby requests Lenders to convert and or continue the Loan(s) indicated below (collectively, the "Requested LIBOR Activity"):

                  Please circle relevant transactions/activities
                        and complete requested information

LIBOR CREATE (Conversion from Reference Rate):

Effective Date:

Term [months] (circle one)            1        3        6

Amount:              [minimum $1,000,000 in increments of $200,000]
       --------------

Affected Piece:(circle one) Working Capital Revolver  Term  Capital Expenditure

LIBOR MATURING: (circle one)

CONVERSION TO REFERENCE RATE CONTINUATION TO NEW LIBOR RATE

Original Date:________________

Original Amount:_________________

Affected Piece:  (circle one)  Working Capital  Revolver  Term

Effective Date:__________________

Interest Period: (circle one)     1        3        6

Amount:            [minimum $1,000,000 in increments of $200,000]
       ------------

Affected Piece:(circle one) Working Capital  Revolver  Term  Capital Expenditure

Comments:_______________________________________________________________________
________________________________________________________________________________
_______________________.

         To induce Lenders to effect the Requested LIBOR Activity, Borrower hereby represents and warrants to Lenders that:

         (a) No Event of Default or Unmatured Event of Default has occurred and is continuing, or has resulted or will result from such Requested LIBOR Activity.

         (b) The warranties and representations contained in Section 10 of the Secured Credit Agreement and in the Related Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof, except to the extent such representations and warranties expressly relate to a specific date and except as disclosed in the schedules attached to the most recent Borrowing Certificate or LC Guaranty Request.

         (c) There has been no material adverse change or notice of prospective material adverse change with respect to insurance maintained by Borrower or any of its Subsidiaries.

         (d) Except as disclosed in the schedules attached hereto (i) no claims, litigation (including, without limitation, derivative actions), arbitration, governmental proceedings, investigation or inquiry not disclosed in writing by Borrower to Lender prior to the date of the last previous Loan, provision of an LC Guaranty or Requested LIBOR Activity, whichever shall have more recently occurred, is pending or known to be threatened against Borrower or any Subsidiary of Borrower, (ii) no material development not so disclosed has occurred in any claim, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry so disclosed, (iii) the schedules attached to the Secured Credit Agreement are complete and correct and (iv) no event, condition or development shall have occurred or developed at any time

                  (whether before or after the making of the last previous Loan, provision of an LC Guaranty or Requested LIBOR Activity, whichever shall have more recently occurred), which, (in the case of each of the foregoing clauses (i) through (iv)) has caused or could reasonably be expected to cause a Material Adverse Effect.

         (e) All conditions to the making of such Requested LIBOR Activity as set forth in the Secured Credit Agreement and the Related Documents have been satisfied.

Dated this ____ day of ____________, ____.


                              By:_________________________________
                              Print Name:_________________________
                              Its:________________________________

                                   SCHEDULE I

                                FOR FSFI USE ONLY

Rate set for ________________ month LIBOR

Please be advised that the rate set for the LIBOR effective _________________
(date) for ___________________________________________________________ (tranche)
has been set as follows:

LIBOR Rate:      _______________
*Spread          _______________
All in Rate:     _______________

Effective:       _______________
Maturity Date:   _______________
Total Principal: _______________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.


                                    EXHIBIT E

                                  (Section 3.1)

                                 REVOLVING NOTE

$_______________                                           Due __________, ____
                                                              __________, 199__

         FOR VALUE RECEIVED, on or before _____________________, the undersigned hereby promises to pay to the order of First Source Financial LLP, an Illinois registered limited liability partnership ("Lender") at the principal office of LaSalle National Bank, N.A. in Chicago, Illinois the principal amount of ____________________________ AND NO/100 DOLLARS ($____________) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by Lender pursuant to the Secured Credit Agreement hereinafter referred to (as shown in the records of Lender or, at Lender's option, on the schedule attached hereto and any continuation thereof).

         The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at such rate(s) and at such time(s), as provided in the Secured Credit Agreement hereinafter referred to.

         This Note evidences indebtedness incurred under, and is entitled to the benefits of, that certain Secured Credit Agreement dated as of the date hereof (and, if amended, all amendments thereto) between the undersigned and Lender (herein called the "Secured Credit Agreement"), to which Secured Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Reference is hereby made to the Secured Credit Agreement for provisions relating to reductions in the principal amount of this Note. Terms used but not otherwise defined herein are used herein as defined in the Secured Credit Agreement hereinabove referred to.

         This Note is secured pursuant to the Secured Credit Agreement and the Related Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

         In addition to and not in limitation of the foregoing and the provisions of the Secured

Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         THIS NOTE IS MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                                            ----------------------------------


                                            By:_________________________________
                                               Name Printed:____________________
                                               Its:_____________________________

                                            ____________________________________
                                            ____________________________________

                                            Attention:__________________________
                                            ____________________________________
                                            Telecopy:___________________________
                                            Telephone:__________________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.


                                    EXHIBIT F

                                  (Section 3.2)

                              WORKING CAPITAL NOTE

$________________                                         _______________, 199__


         FOR VALUE RECEIVED, on or before _________________ (unless extended pursuant to a Working Capital Commitment Extension Request under Section 2.2 of the Secured Credit Agreement hereinafter referred to, in which event this Note shall mature on or before the Working Capital Loan Termination Date, the undersigned hereby promises to pay to the order of First Source Financial LLP, an Illinois registered limited liability partnership ("Lender") at the principal office of LaSalle National Bank, N.A. in Chicago, Illinois the principal amount of _______________________ AND NO/100 DOLLARS ($_____________) or, if less, the aggregate unpaid principal amount of all Working Capital Loans made by Lender pursuant to the Secured Credit Agreement hereinafter referred to (as shown in the records of Lender or, at Lender's option, on the schedule attached hereto and any continuation thereof).

         The undersigned promises to pay interest on the unpaid principal amount of each Working Capital Loan from the date of such Working Capital Loan until such Working Capital Loan is paid in full, payable at such rate(s) and at such time(s), as provided in the Secured Credit Agreement hereinafter referred to.

         This Note evidences indebtedness incurred under, and is entitled to the benefits of, that certain Secured Credit Agreement dated as of the date hereof (and, if amended, all amendments thereto) between the undersigned and Lender (herein called the "Secured Credit Agreement"), to which Secured Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Reference is hereby made to the Secured Credit Agreement for provisions relating to reductions in the principal amount of this Note. Terms used but not otherwise defined herein are used herein as defined in the Secured Credit Agreement hereinabove referred to.

         This Note is secured pursuant to the Secured Credit Agreement and the Related Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

         In addition to and not in limitation of the foregoing and the provisions of the Secured Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         THIS NOTE IS MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                                            ----------------------------------


                                            By:_________________________________
                                                 Name Printed:__________________
                                                 Its:___________________________



                                            ____________________________________
                                            ____________________________________
                                            Attention:__________________________
                                            ____________________________________

                                            Telecopy:___________________________
                                            Telephone:__________________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.


                                    EXHIBIT G

                                  (Section 3.3)

                                    TERM NOTE

$________________                                            Due _______________
                                                              ___________, 199__


         FOR VALUE RECEIVED, on or before ___________________ the undersigned hereby promises to pay to the order of First Source Financial LLP, an Illinois registered limited liability partnership ("Lender") at the principal office of LaSalle National Bank, N.A. in Chicago, Illinois the principal amount of ______________________________ AND NO/100 DOLLARS ($_______________) or, if
less, the aggregate unpaid principal amount of all Term Loans made by Lender pursuant to the Secured Credit Agreement hereinafter referred to (as shown in the records of Lender or, at Lender's option, on the schedule attached hereto and any continuation thereof).

         The undersigned further promises to pay interest on the unpaid principal amount of each Term Loans from the date of hereof until such Term Loan is paid in full, payable at such rate(s) and at such time(s), as provided in the Secured Credit Agreement hereinafter referred to.

         This Note evidences indebtedness incurred under, and is entitled to the benefits of, that certain Secured Credit Agreement dated as of the date hereof (and, if amended, all amendments thereto) between the undersigned and Lender (herein called the "Secured Credit Agreement"), to which Secured Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Reference is hereby made to the Secured Credit Agreement for provisions relating to reductions in the principal amount of this Note. Terms used but not otherwise defined herein are used herein as defined in the Secured Credit Agreement hereinabove referred to.

         This Note is secured pursuant to the Secured Credit Agreement and the Related Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

         In addition to and not in limitation of the foregoing and the provisions of the Secured

Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         THIS NOTE IS MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                                            ----------------------------------


                                            By:_________________________________
                                                 Name Printed:__________________
                                                 Its:___________________________



                                            ____________________________________
                                            ____________________________________
                                            Attention:__________________________
                                            ____________________________________

                                            Telecopy:___________________________
                                            Telephone:__________________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.


                                    EXHIBIT H

                                  (Section 3.4)

                          CAPITAL EXPENDITURE LOAN NOTE

$_______________                                            Due __________, ____
                                                               __________, 199__


         FOR VALUE RECEIVED, on or before _____________________, the undersigned hereby promises to pay to the order of First Source Financial LLP, an Illinois registered limited liability partnership ("Lender") at the principal office of LaSalle National Bank, N.A. in Chicago, Illinois the principal amount of ____________________________ AND NO/100 DOLLARS ($____________) or, if less, the aggregate unpaid principal amount of all Capital Expenditure Loans made by Lender pursuant to the Secured Credit Agreement hereinafter referred to (as shown in the records of Lender or, at Lender's option, on the schedule attached hereto and any continuation thereof).

         The undersigned further promises to pay interest on the unpaid principal amount of each Capital Expenditure Loan from the date of such Capital Expenditure Loan until such Capital Expenditure Loan is paid in full, payable at such rate(s) and at such time(s), as provided in the Secured Credit Agreement hereinafter referred to.

         This Note evidences indebtedness incurred under, and is entitled to the benefits of, that certain Secured Credit Agreement dated as of the date hereof (and, if amended, all amendments thereto) between the undersigned and Lender (herein called the "Secured Credit Agreement"), to which Secured Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Reference is hereby made to the Secured Credit Agreement for provisions relating to reductions in the principal amount of this Note. Terms used but not otherwise defined herein are used herein as defined in the Secured Credit Agreement hereinabove referred to.

         This Note is secured pursuant to the Secured Credit Agreement and the Related Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

         In addition to and not in limitation of the foregoing and the provisions of the Secured

Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         THIS NOTE IS MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                                            ----------------------------------


                                            By:_________________________________
                                                 Name Printed:__________________
                                                 Its:___________________________



                                            ____________________________________
                                            ____________________________________
                                            Attention:__________________________
                                            ____________________________________

                                            Telecopy:___________________________
                                            Telephone:__________________________

                                    EXHIBIT J

                                (Section 12.3.3)

                              BORROWING CERTIFICATE


To:      First Source Financial LLP
         2850 West Golf Road
         5th Floor
         Rolling Meadows, Illinois 60008
         Attention:  Contract Administration

         We refer to the Secured Credit Agreement dated as of November 15, 1996 (herein as heretofore amended or modified called the "Secured Credit Agreement") among _________ ________________________, a Delaware corporation ("Borrower"),
First Source Financial LLP, an Illinois registered limited liability partnership, and Union Bank of California, N.A., a national banking association. Capitalized terms used but not elsewhere defined herein are used herein as defined in the Secured Credit Agreement.

         Pursuant to Section 12.3.3 of the Secured Credit Agreement, the undersigned hereby confirms its request that on each day listed on the Detail Loan Statement attached hereto for the period __________, 199_ to ____________, 199_, Borrower requested Lenders to make Loan(s) ("Requested Loan(s)") to Borrower in the aggregate principal amount set forth opposite such day on the Detail Loan Statement.

         To induce Lenders to make the Requested Loan(s) Borrower hereby represents and warrants to Lenders that:

         (a) No Event of Default or Unmatured Event of Default has occurred and is continuing, or has resulted or will result from the making of any Requested Loan.

         (b) The warranties and representations contained in Section 10 of the Secured Credit Agreement (excluding, in the case of Loans subsequent to the initial Loan, the first sentence of Section 10.4) and in the Related Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and except as disclosed in the schedules attached hereto.

         (c) There has been no material adverse change or notice of prospective material adverse change with respect to any insurance maintained by Borrower or any of its Subsidiaries.

         (d) Except as disclosed in schedules attached hereto (i) no claims, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry not disclosed in writing by Borrower to Lender prior to the date of the last previous Loan, provision of an LC Guaranty or Requested LIBOR Activity, whichever shall have more recently occurred, is pending or known to be threatened against Borrower or any Subsidiary of Borrower, (ii) no material development not so disclosed has occurred in any such claim, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry so disclosed, (iii) the schedules attached to the Secured Credit Agreement are complete and correct and (iv) no event, condition or development shall have occurred or developed at any time (whether before or after the making of the last previous Loan, provision of an LC Guaranty or Requested LIBOR Activity, whichever shall have more recently occurred) which in the case of each of the foregoing clauses
                  (i) through (iv) has or could reasonably be expected to have a Material Adverse Effect.

         (e) All conditions to the making of the Requested Loan(s) have been satisfied.

Dated this ________ day of ______________________, 199_.


                                            ----------------------------------


                                            By:_________________________________
                                                 Name Printed:__________________
                                                 Its:___________________________

                              DETAIL LOAN STATEMENT

                                    EXHIBIT K

                                (Section 12.3.3)

                               LC GUARANTY REQUEST


First Source Financial LLP
2850 West Golf Road
5th Floor
Rolling Meadows, IL  60008

Ladies and Gentlemen:

         We refer to the Secured Credit Agreement dated as of November 15, 1996 (as from time to time amended, modified or supplemented, the "Secured Credit Agreement"), between __________________________________, a Delaware corporation,
First Source Financial LLP, an Illinois registered limited liability partnership, and Union Bank of California, N.A., a national banking association. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Secured Credit Agreement.

         Pursuant to Section 12.3.3 of the Secured Credit Agreement, Borrower hereby requests that on ___________, 19___ Lenders execute an LC Guaranty pursuant to the terms of the Secured Credit Agreement (the "Requested LC Guaranty") in connection with the LC Reimbursement Agreement attached hereto as Exhibit A with [APPLICABLE ISSUER].

         To induce Lenders to issue the Requested LC Guaranty or to consent to the issuance of the Permitted LC, Borrower hereby represents and warrants to Lenders that:

         (a) No Event of Default or Unmatured Event of Default has occurred and is continuing, or will result from the issuance of the Requested LC Guaranty or Permitted LC.

         (b) The warranties and representations contained in Section 10 of the Secured Credit Agreement and in the Related Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and except as disclosed in the schedules attached hereto.

         (c) There has been no material adverse change and no notice of prospective material adverse change has been received with respect to insurance maintained by any Borrower.

         (d) Except as disclosed in the schedules attached hereto (i) no claims, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry not disclosed in writing by Borrower to

                  Lender prior to the date of the last previous Loan, provision of an LC Guaranty or Requested LIBOR Activity, whichever shall have more recently occurred, is pending or known to be threatened against any Borrower or any Subsidiary of Borrower,
                  (ii) no material development not so disclosed has occurred in any claim, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry so disclosed, (iii) the schedules attached to the Secured Credit Agreement are complete and correct and (iv) no event, condition or development has occurred or developed at any time (whether before or after the making of the last previous Loan, provision of an LC Guaranty or Requested LIBOR Activity, whichever shall have more recently occurred), which, (in the case of each of the foregoing clauses (i) through (iv)) has caused or could reasonably be expected to cause a Material Adverse Effect.

         (e) All conditions to the issuance of the Requested LC Guaranty as set forth in the Secured Credit Agreement and the Related Documents have been satisfied.

Dated this ____ day of _____________, 19__

         IN WITNESS WHEREOF, Borrower has caused this LC Guaranty Request to be executed and delivered by a duly authorized officer of Borrower as of , 199 .


                                            ----------------------------------


                                            By:_________________________________
                                                 Name Printed:__________________
                                                 Its:___________________________

                                        2